UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-09101

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 9

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2014

Date of reporting period:	10/31/2014

Item 1 – Reports to Stockholders –

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL INTERNATIONAL REAL ESTATE FUND

ANNUAL REPORT • OCTOBER 31, 2014

Fund Type

Sector Stock

Objective

To seek capital appreciation and income

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS). Prudential Real Estate Investors, also known as PREI®, is a unit of Prudential Investment Management, Inc. (PIM), a registered investment adviser. PIMS and PIM are Prudential Financial companies. © 2014 Prudential Financial, Inc. and its related entities. Prudential Investments LLC, Prudential, the Prudential logo, Bring Your Challenges, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

December 15, 2014

Dear Shareholder:

We hope you find the annual report for the Prudential International Real Estate Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2014.

Since market conditions change over time, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential International Real Estate Fund

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential International Real Estate Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 10/31/14
	One Year	Since Inception
Class A	3.27%	23.48% (12/21/10)
Class B	2.41	19.35 (12/21/10)
Class C	3.29	22.34 (12/21/10)
Class Z	3.55	24.06 (12/21/10)
FTSE EPRA/NAREIT Developed ex-US Net Index	2.57	28.60
MSCI EAFE ND Index	–0.60	32.95
Lipper Equity International Real Estate Funds Average	3.53	27.03

Average Annual Total Returns (With Sales Charges) as of 9/30/14
	One Year	Since Inception
Class A	–5.70%	3.05% (12/21/10)
Class B	–5.85	3.23 (12/21/10)
Class C	–1.19	4.34 (12/21/10)
Class Z	0.05	4.73 (12/21/10)
FTSE EPRA/NAREIT Developed ex-US Net Index	0.76	6.03
MSCI EAFE ND Index	4.25	8.13
Lipper Equity International Real Estate Funds Average	1.62	5.62

Average Annual Total Returns (With Sales Charges) as of 10/31/14
	One Year	Since Inception
Class A	–2.41%	4.08% (12/21/10)
Class B	–2.59	4.23 (12/21/10)
Class C	2.29	5.36 (12/21/10)
Class Z	3.55	5.74 (12/21/10)

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Average Annual Total Returns (Without Sales Charges) as of 10/31/14
	One Year	Since Inception
Class A	3.27%	5.61% (12/21/10)
Class B	2.41	4.69 (12/21/10)
Class C	3.29	5.36 (12/21/10)
Class Z	3.55	5.74 (12/21/10)

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential International Real Estate Fund (Class A shares) with a similar investment in the FTSE EPRA/NAREIT Developed ex-US Net Index by portraying the initial account values at the commencement of operations for Class A shares (December 21, 2010) and the account values at the end of the current fiscal period (October 31, 2014) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Prudential International Real Estate Fund	3

Your Fund’s Performance (continued)

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class Z
Maximum initial sales charge	5.5% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr. 1) 4% (Yr. 2) 3% (Yr. 3) 2% (Yr. 4) 1% (Yr. 5/6) 0% (Yr. 7)	1% on sales made within 12 months of purchase	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1%	1%	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

FTSE EPRA/NAREIT Developed ex-US Net Index

The Financial Times Stock Exchange European Public Real Estate Association/National Association of Real Estate Investment Trusts (FTSE EPRA/NAREIT) Developed ex-US Net Total Return Index is an unmanaged index that tracks the performance of listed REITs and real estate companies globally, excluding the US.

Morgan Stanley Capital International Europe, Australasia, and Far East Net Dividend Index

The Morgan Stanley Capital International Europe, Australasia, and Far East Net Dividend Index (MSCI EAFE ND Index) is an unmanaged, weighted index of performance that reflects stock price movements of developed-country markets in Europe, Australasia, and the Far East. The Net Dividend (ND) version of the MSCI EAFE Index reflects the impact of the maximum withholding taxes on reinvested dividends.

Lipper Equity International Real Estate Funds Average

The Lipper Equity International Real Estate Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper Equity International Real Estate Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity portfolios in shares of companies engaged in the real estate industry that are strictly outside of the US or whose securities are principally traded outside of the US.

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Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes. The Since Inception returns for the Indexes and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Five Largest Holdings expressed as a percentage of net assets as of 10/31/14
Mitsubishi Estate Co. Ltd., Diversified Real Estate Activities	5.4%
Mitsui Fudosan Co. Ltd., Diversified Real Estate Activities	5.3
Unibail-Rodamco SE, REIT, Retail REITs	4.8
Sun Hung Kai Properties Ltd., Diversified Real Estate Activities	4.4
Westfield Corp., REIT, Retail REITs	3.0

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 10/31/14
Diversified Real Estate Activities	28.1%
Retail REITs	21.4
Diversified REITs	15.6
Real Estate Operating Companies	10.2
Office REITs	9.1

Industry weightings reflect only long-term investments and are subject to change.

Prudential International Real Estate Fund	5

Strategy and Performance Overview

How did the Fund perform?

For the 12-month reporting period ended October 31, 2014, the Prudential International Real Estate Fund’s (the Fund) Class A shares rose by 3.27%, outperforming the 2.57% gain of the FTSE EPRA/NAREIT Developed ex-US Net Index (the Index) but underperforming the 3.53% advance of the Lipper Equity International Real Estate Funds Average.

What were conditions like in the international real estate securities market?

•

Europe, Asia, and North America, namely Canada, delivered positive total returns over the reporting period. Within Europe, Norway, the UK, Austria, and Germany led the performance in the region. In Asia, Australia and New Zealand were the outperformers.

•

In Asia, Australia led regional performance. Underlying economic data in the country is mixed. While firm home prices and strong job creation numbers are positive, consumer confidence and retail spending are down. Regional peers New Zealand and Hong Kong were close behind with favorable performance over the reporting period.

•

The European Central Bank (ECB) is slowly moving in the direction of large-scale asset-backed securities (ABS), and possibly corporate and government debt, purchases. The ECB has recently stated that it intends to add roughly another 1 trillion euros to its balance sheet through asset purchases. However, there is little evidence of positive effects from the measures the ECB has taken so far. Inflation figures remain extremely weak across the eurozone, and gross domestic product (GDP) forecasts continue to be revised downward for most countries. As a result, performance across the region has been mixed.

Which holdings or related groups of holdings made the largest positive and negative contributions to the Fund’s return?

•

The Fund’s performance relative to the benchmark was largely driven by security selection in each region, except for Brazil in South America. Asia was the most meaningful positive contributor, with security selection in Hong Kong contributing the most to relative performance in that region. In addition, security selection in Singapore, as well as an overweight to Japan and lack of exposure to China, contributed positively. Conversely, the largest detractor from relative performance came from security selection in Japan.

•

Europe also contributed positively to relative performance. The Fund benefited from an overweight allocation to France and from stock selection in that country, as well as from security selection in the UK.

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•	By region, the Fund was the most underweight in Europe, followed by Canada in North America, and then Asia.

Did any tactical shifts in portfolio risk characteristics, including significant sales and purchases, affect the Fund?

•

The most meaningful shift in the Fund’s exposure was a decrease in its allocation to Japan, resulting in a neutral weight in the country. The decreased allocation to Japan was the result of the GDP contraction which produced a drag on the market, particularly for real estate stocks, on concerns over the impact of a stalling economy on the real estate market. Investors are concerned that the hype over Prime Minister Abe’s policies (referred to as Abenomics) would prove to be another false start to expectations of a Japanese economic recovery. The Fund’s neutral weight rests on PREI’s, also known as Prudential Real Estate Investors, belief that Japan is on the cusp of a multi-year recovery in both its economy and stock market.

•

In Europe, the most notable tactical (short-term) shifts over the period included an increase in the Fund’s allocation to the UK and Germany. The increase in the allocation to the UK was largely attributable to evidence that the London real estate market is sustaining strong growth in both rents and values, and this momentum is beginning to carry over to other regions of the country and to more secondary assets. The increase in the allocation to Germany, primarily in multifamily residential companies, was largely due to real estate fundamentals continuing to look good, with supply generally under control and healthy tenant and investor demand.

•	In North America, the Fund increased its allocation to Canada when the Fund bought into Brookfield Canada Office Properties.

What is PREI’s outlook for the international real estate securities markets?

•

The European sector still trades at a discount to its attractive 2015 estimated net asset value (NAV). However, the UK has staged a strong recovery recently, which has moderated discounts in the country. Private market rental and transactional data remain very robust in the UK, as evidenced by third quarter corporate results. Real estate fundamentals continue to look good with supply generally under control and healthy tenant and investor demand in the UK and Ireland, and to a moderate extent in Germany, benefiting those markets. Elsewhere in the eurozone, and especially in France, the challenge is to generate meaningful rental growth, and PREI remains broadly cautious.

Prudential International Real Estate Fund	7

Strategy and Performance Overview (continued)

•

In Asia, PREI believes that Japanese real estate stocks have yet to fully reflect the improved fundamentals in the market. Hong Kong’s current political impasse has lasted since September of 2014, and there are no signs that it can be resolved in the near term. PREI believes that once the current political overhang is removed, Hong Kong deserves a re-rating, and there should be more positive momentum for property stocks. PREI expects the Australian REIT sector to continue to do well, supported by another year of low interest rates. Australia appears to be one of the few markets in the Asia Pacific region that is attracting foreign capital into its real estate sector, given its relatively attractive capitalization rates (cap rate), or the rate of return on a property based on its expected income, that the property will generate. Investors are able to buy prime office assets in Sydney at cap rates of 6.3%, compared with prime cap rates of 3.4% in Singapore, and less than 3.0% in Hong Kong. Hence, Australia is currently one of the few markets that still offers a positive carry, or cash flow.

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Comments on Largest Holdings

5.4%	Mitsubishi Estate Co. Ltd., Diversified Real Estate Activities

Mitsubishi Estate Co. Ltd. engages in real estate activities, primarily in Japan, the United States, and internationally. It operates in multiple business segments.

5.3%	Mitsui Fudosan Co. Ltd., Diversified Real Estate Activities

Mitsui Fudosan Co., Ltd. is a Japan-based real estate company that has multiple business segments.

4.8%	Unibail-Rodamco SE, REIT, Retail REITs

Unibail-Rodamco SE leases and rents building space, finances real estate investments, and renovates real estate for sale. The company’s properties, mainly shopping centers, office buildings, and convention-exhibition centers, are primarily located in city centers or near major access routes.

4.4%	Sun Hung Kai Properties Ltd., Diversified Real Estate Activities

Sun Hung Kai Properties Ltd., through its subsidiaries, develops and invests in properties in Asia. The company also operates hotels, and manages properties, car parking, and transportation infrastructure. In addition, Sun Hung Kai operates a logistics business, as well as construction, financial services, telecommunication, Internet infrastructure, and other services.

3.0%	Westfield Corp., REIT, Retail REITs

Westfield Corp. is a property trust that invests in, leases, and manages retail shopping centers in Australia, New Zealand, the United States, and the UK. The group’s operations also include asset management, property development, and construction.

Prudential International Real Estate Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution, and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2014, at the beginning of the period, and held through the six-month period ended October 31, 2014. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of

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Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential International Real Estate Fund		Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,046.50	1.60%	$8.25
	Hypothetical	$1,000.00	$1,017.14	1.60%	$8.13

Class B	Actual	$1,000.00	$1,042.00	2.35%	$12.10
	Hypothetical	$1,000.00	$1,013.36	2.35%	$11.93

Class C	Actual	$1,000.00	$1,046.80	1.60%	$8.25
	Hypothetical	$1,000.00	$1,017.14	1.60%	$8.13

Class Z	Actual	$1,000.00	$1,047.70	1.35%	$6.97
	Hypothetical	$1,000.00	$1,018.40	1.35%	$6.87

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2014, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2014 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential International Real Estate Fund	11

Fees and Expenses (continued)

The Fund’s annual expense ratios for the year ended October 31, 2014, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	2.48%	1.60%
B	3.18	2.35
C	2.43	1.60
Z	2.18	1.35

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

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Portfolio of Investments

as of October 31, 2014

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 97.3%

COMMON STOCKS 97.3%

Australia 12.7%
CFS Retail Property Trust Group, REIT	126,775	$235,801
Charter Hall Retail, REIT	25,400	91,082
Dexus Property Group, REIT	294,025	314,257
Federation Centres, REIT	67,250	161,494
Goodman Group, REIT	81,565	398,218
GPT Group, REIT	109,000	396,203
Investa Office Fund, REIT	63,325	199,798
Mirvac Group, REIT	206,200	327,140
Scentre Group, REIT*	156,530	499,323
Stockland, REIT	51,125	191,146
Westfield Corp., REIT	125,600	882,594

		3,697,056

Austria 0.8%
CA Immobilien Anlagen AG*	11,442	219,464

Canada 7.1%
Boardwalk Real Estate Investment Trust, REIT	11,527	730,249
Brookfield Canada Office Properties, REIT	4,763	114,315
Canadian Apartment Properties, REIT	18,459	409,454
Chartwell Retirement Residences	26,537	270,774
RioCan Real Estate Investment Trust, REIT	23,079	543,674

		2,068,466

France 6.8%
Fonciere des Regions, REIT	2,369	217,795
ICADE, REIT	1,584	126,027
Klepierre, REIT	5,406	233,981
Unibail-Rodamco SE, REIT	5,481	1,405,368

		1,983,171

Germany 4.3%
Alstria Office REIT-AG, REIT*	12,648	157,025
Deutsche Annington Immobilien SE	6,603	191,136
Deutsche Wohnen AG	11,400	257,317
GAGFAH SA*	14,514	271,426
LEG Immobilien AG*	3,441	237,823
TLG Immobilien AG*	4,820	65,838

See Notes to Financial Statements.

Prudential International Real Estate Fund	13

Portfolio of Investments

as of October 31, 2014 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Germany (cont’d.)
Westgrund AG*	12,772	$55,522

		1,236,087

Hong Kong 15.6%
Hang Lung Properties Ltd.	42,000	131,155
Henderson Land Development Co. Ltd.	87,890	593,765
Hongkong Land Holdings Ltd.	53,000	369,410
Hysan Development Co. Ltd.	12,000	54,754
Kerry Properties Ltd.	56,500	193,819
Link REIT (The), REIT	103,000	605,701
Shimao Property Holdings Ltd.	80,000	172,179
Sino Land Co. Ltd.	248,400	410,575
Sun Hung Kai Properties Ltd.	85,000	1,268,294
Swire Properties Ltd.	11,000	35,247
Wharf Holdings Ltd. (The)	95,000	702,632

		4,537,531

Ireland 0.8%
Green REIT PLC, REIT*	60,054	94,823
Hibernia REIT PLC, REIT*	90,269	124,433

		219,256

Japan 26.1%
Activia Properties, Inc., REIT	31	250,756
AEON REIT Investment Corp., REIT	181	227,878
Daito Trust Construction Co. Ltd.	2,500	311,502
Daiwa House Industry Co. Ltd.	10,200	192,980
Daiwa House REIT Investment Corp., REIT	9	40,086
GLP J-REIT, REIT	79	89,643
Hulic REIT, Inc., REIT	10	15,195
Industrial & Infrastructure Fund Investment Corp., REIT	2	16,360
Japan Excellent, Inc., REIT	161	213,614
Japan Real Estate Investment Corp., REIT	23	125,333
Japan Retail Fund Investment Corp., REIT	116	233,560
Kenedix Office Investment Corp., REIT	8	42,779
Mitsubishi Estate Co. Ltd.	61,000	1,553,960
Mitsui Fudosan Co. Ltd.	48,000	1,543,989
Nippon Building Fund, Inc., REIT	107	599,697
Nippon Prologis REIT, Inc., REIT	71	164,754
Nomura Real Estate Master Fund, Inc., REIT	182	220,038

See Notes to Financial Statements.

14

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Japan (cont’d.)
NTT Urban Development Corp.	25,100	$284,083
Sumitomo Realty & Development Co. Ltd.	23,000	862,246
Tokyo Tatemono Co. Ltd.	28,000	244,422
Tokyu Fudosan Holdings Corp.	28,000	199,005
United Urban Investment Corp., REIT	93	146,773

		7,578,653

Netherlands 1.8%
Atrium European Real Estate Ltd.*	4,802	25,148
Corio NV, REIT	2,461	119,788
Eurocommercial Properties NV	4,259	194,428
Wereldhave NV, REIT	2,350	192,659

		532,023

Singapore 6.8%
Ascendas Real Estate Investment Trust, REIT	130,000	225,806
Cache Logistics Trust, REIT	199,000	181,209
CapitaLand Ltd.	122,000	301,208
City Developments Ltd.	5,000	36,799
Keppel REIT, REIT	356,250	338,559
Mapletree Commercial Trust, REIT	300,000	333,811
Mapletree Industrial Trust, REIT	121,880	139,983
Suntec Real Estate Investment Trust, REIT	306,000	425,133

		1,982,508

Sweden 1.6%
Atrium Ljungberg AB (Class B Stock)	9,613	134,480
Fabege AB	14,365	184,399
Hufvudstaden AB (Class A Stock)	11,500	149,224

		468,103

Switzerland 0.8%
PSP Swiss Property AG*	2,801	240,401

United Kingdom 12.1%
Big Yellow Group PLC, REIT	16,705	146,018
British Land Co. PLC, REIT	58,505	683,143
Capital & Counties Properties PLC	42,060	230,092
Derwent London PLC, REIT	5,142	244,643
Great Portland Estates PLC, REIT	27,674	304,580

See Notes to Financial Statements.

Prudential International Real Estate Fund	15

Portfolio of Investments

as of October 31, 2014 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

United Kingdom (cont’d.)
Hammerson PLC, REIT	50,666	$497,740
Land Securities Group PLC, REIT	45,016	798,762
SEGRO PLC, REIT	58,431	355,977
Shaftesbury PLC, REIT	17,823	204,181
Tritax Big Box REIT PLC, REIT	18,223	31,775

		3,496,911

TOTAL COMMON STOCKS (cost $24,414,377)		28,259,630

	Units

WARRANTS*

Hong Kong
Sun Hung Kai Properties Ltd., Expiring 04/22/16 (cost $0)	4,750	10,314

TOTAL LONG-TERM INVESTMENTS (cost $24,414,377)		28,269,944

	Shares
SHORT-TERM INVESTMENT 2.7%

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $770,088) (Note 3)(a)	770,088	770,088

TOTAL INVESTMENTS 100.0% (cost $25,184,465; Note 5)		29,040,032
Liabilities in excess of other assets		(5,502)

NET ASSETS 100.0%		$29,034,530

The following abbreviation is used in portfolio descriptions:

REIT—Real Estate Investment Trust

*	Non-income producing security.
(a)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

See Notes to Financial Statements.

16

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and other significant observable inputs.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Australia	$—	$3,697,056	$—
Austria	—	219,464	—
Canada	2,068,466	—	—
France	126,027	1,857,144	—
Germany	121,360	1,114,727	—
Hong Kong	369,410	4,168,121	—
Ireland	219,256	—	—
Japan	—	7,578,653	—
Netherlands	25,148	506,875	—
Singapore	—	1,982,508	—
Sweden	134,480	333,623	—
Switzerland	—	240,401	—
United Kingdom	31,775	3,465,136	—
Warrants
Hong Kong	10,314	—	—
Affiliated Money Market Mutual Fund	770,088	—	—

Total	$3,876,324	$25,163,708	$—

Fair Value of Level 2 investments at October 31, 2013 was $18,828,553. Such fair values are used to reflect the impact of significant market movements between the time at which the Fund normally values its securities and the earlier closing of foreign markets. An amount of $338,504 was transferred from Level 1 into Level 2 at October 31, 2014 as a result of fair valuing such foreign securities using third party vendor modeling tools.

It is the Fund’s policy to recognize transfers in and out at the fair value as of the beginning of period.

See Notes to Financial Statements.

Prudential International Real Estate Fund	17

Portfolio of Investments

as of October 31, 2014 continued

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2014 was as follows (Unaudited):

Diversified Real Estate Activities	28.1%
Retail REITs	21.4
Diversified REITs	15.6
Real Estate Operating Companies	10.2
Office REITs	9.1
Industrial REITs	5.6
Residential REITs	3.9
Affiliated Money Market Mutual Fund	2.7%
Real Estate Development	2.0
Health Care REITs	0.9
Specialized REITs	0.5

100.0
Liabilities in excess of other assets	— *

100.0%

*	Less than 0.05%.

The Fund invested in various derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	Unaffiliated investments	$10,314	—	$—

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2014 are as follows:

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants(1)
Equity contracts	$10,314

(1)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended October 31, 2014, the Fund did not have any realized gain (loss) on derivatives recognized in income.

See Notes to Financial Statements.

18

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

FINANCIAL STATEMENTS

ANNUAL REPORT • OCTOBER 31, 2014

Prudential International Real Estate Fund

Statement of Assets & Liabilities

as of October 31, 2014

Assets
Investments at value:
Unaffiliated investments (cost $24,414,377)	$28,269,944
Affiliated investments (cost $770,088)	770,088
Receivable for investments sold	106,931
Dividends receivable	83,031
Receivable for Fund shares sold	14,274
Tax reclaim receivable	13,147
Due from Manager	11,306
Prepaid expenses	603

Total assets	29,269,324

Liabilities
Payable for investments purchased	165,186
Accrued expenses	62,280
Payable for Fund shares reacquired	6,344
Distribution fee payable	706
Affiliated transfer agent fee payable	278

Total liabilities	234,794

Net Assets	$29,034,530

Net assets were comprised of:
Shares of beneficial interest, at par	$2,641
Paid-in capital in excess of par	26,606,974

26,609,615
Undistributed net investment income	419,092
Accumulated net realized loss on investment and foreign currency transactions	(1,847,542)
Net unrealized appreciation on investments and foreign currencies	3,853,365

Net assets, October 31, 2014	$29,034,530

See Notes to Financial Statements.

20

Class A:
Net asset value and redemption price per share, ($2,559,134 ÷ 231,940 shares of beneficial interest issued and outstanding)	$11.03
Maximum sales charge (5.50% of offering price)	0.64

Maximum offering price to public	$11.67

Class B:
Net asset value, offering price and redemption price per share, ($109,164 ÷ 10,001 shares of beneficial interest issued and outstanding)	$10.92

Class C:
Net asset value, offering price and redemption price per share, ($542,433 ÷ 49,498 shares of beneficial interest issued and outstanding)	$10.96

Class Z:
Net asset value, offering price and redemption price per share, ($25,823,799 ÷ 2,349,901 shares of beneficial interest issued and outstanding)	$10.99

See Notes to Financial Statements.

Prudential International Real Estate Fund	21

Statement of Operations

Year Ended October 31, 2014

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $73,134)	$740,113
Affiliated dividend income	1,155

Total income	741,268

Expenses
Management fee	239,386
Distribution fee—Class A	6,400
Distribution fee—Class B	1,173
Distribution fee—Class C	912
Custodian’s fees and expenses	87,000
Registration fees	80,000
Audit fee	30,000
Reports to shareholders	23,000
Legal fees and expenses	19,000
Directors’ fees	13,000
Transfer agent’s fees and expenses (including affiliated expense of $1,500)	4,000
Insurance fees	1,000
Loan interest expense	251
Miscellaneous	25,267

Total expenses	530,389
Less: Management fee waiver and/or expense reimbursement	(198,482)
Distribution fee waiver—Class A	(1,067)

Net expenses	330,840

Net investment income	410,428

Realized and Unrealized Gain (Loss) on Investment and Foreign Currencies
Net realized gain (loss) on:
Investment transactions	(374,128)
Foreign currency transactions	3,262

(370,866)

Net change in unrealized appreciation (depreciation) on:
Investments	803,658
Foreign currencies	(2,598)

801,060

Net gain on investments and foreign currencies	430,194

Net Increase In Net Assets Resulting From Operations	$840,622

See Notes to Financial Statements.

22

Statement of Changes in Net Assets

	Year Ended October 31,
	2014	2013
Increase (Decrease) in Net Assets
Operations
Net investment income	$410,428	$343,357
Net realized gain (loss) on investment and foreign currency transactions	(370,866)	332,466
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	801,060	1,560,908

Net increase in net assets resulting from operations	840,622	2,236,731

Dividends from net investment income (Note 1)
Class A	(33,232)	(26,219)
Class B	(2,496)	(6,041)
Class C	(6,466)	(5,237)
Class Z	(550,941)	(972,177)

	(593,135)	(1,009,674)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	11,605,113	7,891,720
Net asset value of shares issued in reinvestment of dividends	589,125	1,007,331
Cost of shares reacquired	(5,558,493)	(7,502,053)

Net increase in net assets from Fund share transactions	6,635,745	1,396,998

Total increase	6,883,232	2,624,055

Net Assets:
Beginning of year	22,151,298	19,527,243

End of year(a)	$29,034,530	$22,151,298

(a) Includes undistributed net investment income of:	$419,092	$—

See Notes to Financial Statements.

Prudential International Real Estate Fund	23

Notes to Financial Statements

Prudential Investment Portfolios 9 (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust currently consists of four portfolios: Prudential Select Real Estate, Prudential International Real Estate Fund, Prudential Large-Cap Core Equity Fund and Prudential Absolute Return Bond Fund. These financial statements relate only to Prudential International Real Estate Fund (the “Fund”). The financial statements of the other portfolios are not presented herein. The Fund’s investment objective is to seek capital appreciation and income.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements.

Security Valuation: The Fund holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

24

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable and considered to be significant to the valuation.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation. Securities not valued using such model prices are valued in accordance with exchange-traded common and preferred stocks discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the prices marked at the official settle are not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that significant unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

Prudential International Real Estate Fund	25

Notes to Financial Statements

continued

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current daily rates of exchange.

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net

26

unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Concentration of Risk: The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Fund to meet its obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management, that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

The Fund invests in real estate investment trusts (“REITs”), which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the year is estimated to be dividend income, capital gain or return of capital and is recorded accordingly. These estimates are adjusted when the actual source of distributions is disclosed by the REITs.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par as appropriate.

Prudential International Real Estate Fund	27

Notes to Financial Statements

continued

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI manages the investment operations of the Fund, administers the Fund’s affairs and supervises the Subadviser’s performance of all investment advisory services. PI has entered into a subadvisory agreement with Prudential Real Estate Investors (“PREI”), which is a business unit of Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PREI will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PREI is obligated to keep certain books and records of the Fund. Pursuant to the advisory agreement, PI pays for the services of PREI, the cost of compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly at an annual rate of 1.00% of the Fund’s average daily net assets.

PI has contractually agreed through February 28, 2015 to limit net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary and certain other expenses, such as taxes, interest and brokerage commissions) of each class of shares to 1.35% of the Fund’s average daily net assets.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, B, C and Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, B and C shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued

28

daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, 1%, and 1% of the average daily net assets of the Class A, B, and C shares, respectively. PIMS has contractually agreed through February 28, 2015 to limit such fees to .25% of the average daily net assets of the Class A shares.

PIMS has advised the Fund that it has received $8,950 in front-end sales charges resulting from sales of Class A shares, during the year ended October 31, 2014. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended October 31, 2014, it received $2,007 in contingent deferred sales charges imposed upon redemptions by certain Class B shareholders.

PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under the Investment Company Act of 1940, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended October 31, 2014, were $16,638,955 and $11,334,604, respectively.

Prudential International Real Estate Fund	29

Notes to Financial Statements

continued

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investment and foreign currency transactions. For the year ended October 31, 2014, the adjustments were to increase undistributed net investment income and increase accumulated net realized loss on investment and foreign currency transactions by $707,190 due to differences in the treatment for book and tax purposes of certain transactions involving investments in passive foreign investment companies and foreign currencies. Net investment income, net realized loss on investment and foreign currency transactions and net assets were not affected by this change.

For the years ended October 31, 2014 and October 31, 2013, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $593,135 and $1,009,674 of ordinary income, respectively.

As of October 31, 2014, the accumulated undistributed earnings on a tax basis was $1,125,181 of ordinary income. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2014 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$26,114,979	$3,292,204	$(367,151)	$2,925,053	$(2,202)	$2,922,851

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales and investments in passive foreign investment companies. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currencies.

30

Under the Regulated Investment Company Modernization Act of 2010 (“the Act”), the Fund is permitted to carryforward capital losses realized on or after November 1, 2011 (“post-enactment losses”) for an unlimited period. Post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to taxable years ending before October 31, 2012 (“pre-enactment losses”) may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses. As of October 31, 2014, the pre and post-enactment losses were approximately:

Post-Enactment Losses:	$1,433,000

Pre-Enactment Losses:
Expiring 2019	$190,000

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold subject to a maximum front-end sales charge of up to 5.50%. Investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are not subject to an initial sales charge, but are subject to a contingent deferred sales charge (“CDSC”) of 1%. The Class A CDSC is waived for purchases by certain retirement and/or benefit plans. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a CDSC of 1% on shares redeemed within the first 12 months after purchase. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Prudential International Real Estate Fund	31

Notes to Financial Statements

continued

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund.

The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

As of October 31, 2014, Prudential owned 109 Class B shares, 112 Class C shares and 1,128,819 Class Z shares of the Fund.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended October 31, 2014:
Shares sold	179,150	$1,879,923
Shares issued in reinvestment of dividends and distributions	3,003	30,600
Shares reacquired	(33,462)	(358,810)

Net increase (decrease) in shares outstanding before conversion	148,691	1,551,713
Shares issued upon conversion from Class B	1	8
Shares reacquired upon conversion into Class Z	(3,281)	(37,106)

Net increase (decrease) in shares outstanding	145,411	$1,514,615

Year ended October 31, 2013:
Shares sold	86,235	$931,453
Shares issued in reinvestment of dividends and distributions	2,345	24,409
Shares reacquired	(37,815)	(407,984)

Net increase (decrease) in shares outstanding before conversion	50,765	547,878
Shares issued upon conversion from Class B	2,266	24,319

Net increase (decrease) in shares outstanding	53,031	$572,197

32

Class B	Shares	Amount
Year ended October 31, 2014:
Shares sold	2,592	$26,647
Shares issued in reinvestment of dividends and distributions	219	2,223
Shares reacquired	(6,086)	(62,187)

Net increase (decrease) in shares outstanding before conversion	(3,275)	(33,317)
Shares reacquired upon conversion into Class A	(1)	(8)

Net increase (decrease) in shares outstanding	(3,276)	$(33,325)

Year ended October 31, 2013:
Shares sold	36,956	$400,282
Shares issued in reinvestment of dividends and distributions	588	6,090
Shares reacquired	(38,294)	(393,337)

Net increase (decrease) in shares outstanding before conversion	(750)	13,035
Shares reacquired upon conversion into Class A	(2,284)	(24,319)

Net increase (decrease) in shares outstanding	(3,034)	$(11,284)

Class C
Year ended October 31, 2014:
Shares sold	34,823	$378,311
Shares issued in reinvestment of dividends and distributions	611	6,182
Shares reacquired	(5,298)	(53,842)

Net increase (decrease) in shares outstanding	30,136	$330,651

Year ended October 31, 2013:
Shares sold	48,152	$508,320
Shares issued in reinvestment of dividends and distributions	451	4,655
Shares reacquired	(31,207)	(333,279)

Net increase (decrease) in shares outstanding	17,396	$179,696

Class Z
Year ended October 31, 2014:
Shares sold	874,331	$9,320,232
Shares issued in reinvestment of dividends and distributions	54,306	550,120
Shares reacquired	(490,750)	(5,083,654)

Net increase (decrease) in shares outstanding before conversion	437,887	4,786,698
Shares issued upon conversion from Class A	3,296	37,106

Net increase (decrease) in shares outstanding	441,183	$4,823,804

Year ended October 31, 2013:
Shares sold	569,729	$6,051,665
Shares issued in reinvestment of dividends and distributions	93,930	972,177
Shares reacquired	(601,785)	(6,367,453)

Net increase (decrease) in shares outstanding	61,874	$656,389

Prudential International Real Estate Fund	33

Notes to Financial Statements

continued

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 9, 2014 through October 8, 2015. The Funds pay an annualized commitment fee of .075% of the unused portion of the SCA. Prior to October 9, 2014, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .08% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund borrowed an average balance of $1,073,667 for 6 days at an interest rate of 1.40% pursuant to the SCA during the year ended October 31, 2014.

Note 8. Notice of Dividends and Distributions to Shareholders

The Fund declared ordinary income dividends on December 12, 2014 to shareholders of record on December 15, 2014. The ex-dividend date was December 16, 2014. The per share amounts declared were as follows:

Ordinary Income
Class A*	$0.41149
Class B*	$0.33170
Class C*	$0.41149
Class Z*	$0.43847

*	Includes $0.16187 of Special Ordinary Income.

34

Financial Highlights

Class A Shares
	Year Ended October 31,			December 21, 2010(d) through October 31,
	2014(b)	2013(b)	2012(b)	2011(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$10.96	$10.33	$9.20	$10.00
Income (loss) from investment operations:
Net investment income	.16	.14	.19	.07
Net realized and unrealized gain (loss) on investments	.18	1.04	1.23	(.87)
Total from investment operations	.34	1.18	1.42	(.80)
Less Dividends
Dividends from net investment income	(.27)	(.55)	(.29)	-
Net Asset Value, end of period	$11.03	$10.96	$10.33	$9.20
Total Return(a):	3.27%	11.67%	16.39%	(8.00)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$2,559	$948	$346	$814
Average net assets (000)	$2,133	$589	$228	$353
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.60%	1.60%	1.60%	1.60%	(e)
Expenses before waivers and/or expense reimbursement	2.48%	2.42%	2.93%	3.85%	(e)
Net investment income	1.53%	1.33%	2.00%	.89%	(e)
Portfolio turnover rate	48%	37%	21%	30%	(f)

(a) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculations are based on the average daily number of shares outstanding.

(c) Does not include expenses of the underlying fund in which the Fund invests.

(d) Commencement of operations.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

Prudential International Real Estate Fund	35

Financial Highlights

continued

Class B Shares
	Year Ended October 31,			December 21, 2010(d) through October 31,
	2014(b)	2013(b)	2012(b)	2011(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$10.85	$10.22	$9.08	$10.00
Income (loss) from investment operations:
Net investment income	.08	.06	.08	.11
Net realized and unrealized gain (loss) on investments	.18	1.04	1.27	(1.03)
Total from investment operations	.26	1.10	1.35	(.92)
Less Dividends
Dividends from net investment income	(.19)	(.47)	(.21)	-
Net Asset Value, end of period	$10.92	$10.85	$10.22	$9.08
Total Return(a):	2.50%	11.01%	15.63%	(9.20)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$109	$144	$167	$4
Average net assets (000)	$117	$275	$52	$5
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	2.35%	2.35%	2.35%	2.35%	(e)
Expenses before waivers and/or expense reimbursement	3.18%	3.05%	3.74%	4.55%	(e)
Net investment income	.79%	.61%	.87%	1.29%	(e)
Portfolio turnover rate	48%	37%	21%	30%	(f)

(a) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculations are based on the average daily number of shares outstanding.

(c) Does not include expenses of the underlying fund in which the Fund invests.

(d) Commencement of operations.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

36

Class C Shares
	Year Ended October 31,			December 21, 2010(d) through October 31,
	2014(b)	2013(b)	2012(b)	2011(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$10.89	$10.25	$9.10	$10.00
Income (loss) from investment operations:
Net investment income	.14	.16	.21	.14
Net realized and unrealized gain (loss) on investments	.20	1.03	1.20	(1.04)
Total from investment operations	.34	1.19	1.41	(.90)
Less Dividends
Dividends from net investment income	(.27)	(.55)	(.26)	-
Net Asset Value, end of period	$10.96	$10.89	$10.25	$9.10
Total Return(a):	3.29%	11.86%	16.36%	(9.00)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$542	$211	$20	$30
Average net assets (000)	$365	$222	$23	$23
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.60%	1.60%	1.60%	1.96%	(e)
Expenses before waivers and/or expense reimbursement	2.43%	2.31%	2.86%	4.16%	(e)
Net investment income	1.35%	1.45%	2.31%	1.68%	(e)
Portfolio turnover rate	48%	37%	21%	30%	(f)

(a) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculations are based on the average daily number of shares outstanding.

(c) Does not include expenses of the underlying fund in which the Fund invests.

(d) Commencement of operations.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

Prudential International Real Estate Fund	37

Financial Highlights

continued

Class Z Shares
	Year Ended October 31,			December 21, 2010(d) through October 31,
	2014(b)	2013(b)	2012(b)	2011(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$10.92	$10.28	$9.15	$10.00
Income (loss) from investment operations:
Net investment income	.19	.17	.22	.18
Net realized and unrealized gain (loss) on investments	.17	1.04	1.22	(1.03)
Total from investment operations	.36	1.21	1.44	(.85)
Less Dividends
Dividends from net investment income	(.29)	(.57)	(.31)	-
Net Asset Value, end of period	$10.99	$10.92	$10.28	$9.15
Total Return(a):	3.55%	12.08%	16.82%	(8.50)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$25,824	$20,848	$18,994	$13,233
Average net assets (000)	$21,323	$20,388	$14,068	$12,252
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.35%	1.35%	1.35%	1.35%	(e)
Expenses before waivers and/or expense reimbursement	2.18%	2.08%	2.65%	3.55%	(e)
Net investment income	1.74%	1.62%	2.39%	2.15%	(e)
Portfolio turnover rate	48%	37%	21%	30%	(f)

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculations are based on the average daily number of shares outstanding.

(c) Does not include expenses of the underlying fund in which the Fund invests.

(d) Commencement of operations.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

38

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 9:

We have audited the accompanying statement of assets and liabilities of Prudential International Real Estate Fund, a series of Prudential Investment Portfolios 9 (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and for the period December 21, 2010 (commencement of operations) to October 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and for the period December 21, 2010 to October 31, 2011, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 19, 2014

Prudential International Real Estate Fund	39

Tax Information

(Unaudited)

For the year ended October 31, 2014, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code but not less than the following percentage of the ordinary income dividends paid as qualified dividend income (QDI):

QDI

Prudential International Real Estate Fund	49.59%

For the year ended October 31, 2014, the Fund made an election to pass through the maximum amount of the portion of the ordinary income dividends paid derived from foreign source income as well as any foreign taxes paid by the Fund in accordance with Section 853 of the Internal Revenue Code of the following amounts: $43,193 foreign tax credit from recognized foreign source income of $813,283.

In January 2015, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of distributions received by you in calendar year 2014.

40

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Ellen S. Alberding (56) Board Member Portfolios Overseen: 69	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (62) Board Member Portfolios Overseen: 70	Managing Director (since April 2008) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (62) Board Member Portfolios Overseen: 70	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential International Real Estate Fund

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Keith F. Hartstein (58) Board Member Portfolios Overseen: 70	Retired; Formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (69) Board Member Portfolios Overseen: 69	Retired (since February 2005); Formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Douglas H. McCorkindale (75) Board Member Portfolios Overseen: 69	Retired; Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (72) Board Member Portfolios Overseen: 70	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
James E. Quinn (62) Board Member Portfolios Overseen: 69	Retired; Formerly President (2003-2012) and Director (2003-2008), and Vice Chairman and Director (1998-2003), Tiffany & Company (jewelry retailing); Director, Mutual of America Capital Management Corporation (asset management) (since 1996); Director, Hofstra University (since 2008); Vice Chairman, Museum of the City of New York (since 1994).	Director of Deckers Outdoor Corporation (footwear manufacturer) (since 2011).
Richard A. Redeker (71) Board Member & Independent Chair Portfolios Overseen: 70	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.

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Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Robin B. Smith (75) Board Member Portfolios Overseen:70	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (71) Board Member Portfolios Overseen: 70	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (52) Board Member & President Portfolios Overseen: 64	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (41) Board Member & Vice President Portfolios Overseen: 70	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

Prudential International Real Estate Fund

Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Grace C. Torres* (55) Board Member Portfolios Overseen: 65	Retired; Formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	None.

* Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a non-management Interested Board Member.

(1) The year that each individual joined the Fund’s Board is as follows:

Ellen S. Alberding, 2013; Linda W. Bynoe, 2005; Douglas H. McCorkindale, 1998; Richard A. Redeker, 1998; Robin B. Smith, 1998; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Stephen P. Munn, 2008; James E. Quinn, 2013; Stuart S. Parker, Board Member since 2012 and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (59) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012

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Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Chad A. Earnst (39) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (56) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (56) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005
Claudia DiGiacomo (40) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (52) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Amanda S. Ryan (36) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Theresa C. Thompson (52) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008

Prudential International Real Estate Fund

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Richard W. Kinville (46) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (50) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014); Vice President (since 2005) of Prudential Investments LLC.	Since 2006
Peter Parrella (56) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (47) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (53) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

■	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

■	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

■

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

■

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

■

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of Prudential International Real Estate Fund (the “Fund”)1 consists of thirteen individuals, eleven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Prudential Investment Management, Inc. (“PIM”), which provides subadvisory services to the Fund through its Prudential Real Estate Investors unit (“PREI”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 9-11, 2014 and approved the renewal of the agreements through July 31, 2015, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.2

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and PIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders the Fund’s assets grow. In their deliberations, the Trustees did not

[1]	Prudential International Real Estate Fund is a series of Prudential Investment Portfolios 9.
[2]	Grace C. Torres was elected to the Board as of December 2014, and therefore did not participate in the consideration of these approvals.

Prudential International Real Estate Fund

Approval of Advisory Agreements (continued)

identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 9-11, 2014.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and PIM, pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and PREI. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Fund. The Board also considered the investment subadvisory services provided by PREI, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and PREI, and also considered the qualifications, backgrounds and responsibilities of PREI’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s, PIM’s and PREI’s organizational structure, senior management, investment operations, and other relevant information pertaining to PI, PIM and PREI. The Board also noted that it

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received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PI, PIM and PREI. The Board noted that PREI and PIM are affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by PIM through PREI, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and PIM through PREI under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PI exceeded the management fees received by PI, resulting in an operating loss to PI. The Board separately considered information regarding the profitability of the subadviser, an affiliate of PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

In 2013, PI and the Board retained an outside business consulting firm, in order to assist the Board in its consideration of the renewal of the management and subadvisory agreements, by reviewing management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm’s analysis and conclusions with respect to the Funds’ management fee structures were presented to the Board and PI at the December 3-5, 2013 meeting, and were discussed extensively by the Board and PI over the following two quarters.

The Board noted that the management fee schedule for the Fund does not contain breakpoints that would reduce the fee rate on assets above specified levels. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board also recognized the inherent limitations of any analysis of economies of scale, stemming largely from the

Prudential International Real Estate Fund

Approval of Advisory Agreements (continued)

Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services. In light of the Fund’s current size, performance and expense structure, the Board concluded that the absence of breakpoints in the Fund’s fee schedule is acceptable at this time.

Other Benefits to PI and PIM

The Board considered potential ancillary benefits that might be received by PI and PIM and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to its reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by PIM included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and PIM were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one- and three-year periods ended December 31, 2013.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2013. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Equity International Real Estate Funds Performance Universe) and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

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The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	3rd Quartile	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 3rd Quartile

•	The Board noted that the Fund underperformed its benchmark index over the one- and three-year periods.
•

The Board also noted information provided by PI indicating that the Fund’s performance had improved, with the Fund ranking in the second quartile of its Peer Universe and outperforming its benchmark for the three-month period ended April 30, 2014.

•

The Board also noted information provided by PI indicating that the Fund’s net expenses were 10 basis points higher than the median, after a waiver of expenses of 0.732%, of all funds included in the Peer Group.

•	The Board and PI agreed to continue the existing expense cap of 1.35% (exclusive of 12b-1 fees and certain other fees) through February 28, 2015.
•	The Board concluded that it was reasonable to closely monitor the Fund’s performance and that it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential International Real Estate Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • James E. Quinn • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Real Estate Investors	7 Giralda Farms Madison, NJ 07940

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential International Real Estate Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL INTERNATIONAL REAL ESTATE FUND

SHARE CLASS	A	B	C	Z
NASDAQ	PUEAX	PUEBX	PUECX	PUEZX
CUSIP	74441J803	74441J886	74441J878	74441J860

MF210E    0270915-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL LARGE-CAP CORE EQUITY FUND

ANNUAL REPORT • OCTOBER 31, 2014

Fund Type

Large-Cap Stock

Objective

Long-term after-tax growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company. Quantitative Management Associates, LLC (QMA) is a wholly owned subsidiary of Prudential Investment Management, Inc. (PIM). QMA and PIM are registered investment advisers and Prudential Financial companies. © 2014 Prudential Financial, Inc. and its related entities. Prudential Investments LLC, Prudential, the Prudential logo, Bring Your Challenges, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

December 15, 2014

Dear Shareholder:

We hope you find the annual report for the Prudential Large-Cap Core Equity Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2014.

Since market conditions change over time, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Large-Cap Core Equity Fund

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Large-Cap Core Equity Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 10/31/14
	One Year	Five Years	Ten Years
Class A	18.09%	112.07%	105.70%
Class B	17.16	104.25	90.93
Class C	17.21	104.46	91.12
Class Z	18.39	114.52	110.90
S&P 500 Index	17.24	116.27	119.89
Lipper Large-Cap Core Funds Average	14.95	102.60	109.09

Average Annual Total Returns (With Sales Charges) as of 9/30/14
	One Year	Five Years	Ten Years
Class A	12.90%	13.85%	6.72%
Class B	13.58	14.19	6.52
Class C	17.55	14.33	6.53
Class Z	19.77	15.44	7.59
S&P 500 Index	19.70	15.69	8.10
Lipper Large-Cap Core Funds Average	17.41	14.20	7.51

Average Annual Total Returns (With Sales Charges) as of 10/31/14
	One Year	Five Years	Ten Years
Class A	11.59%	14.92%	6.87%
Class B	12.16	15.24	6.68
Class C	16.21	15.38	6.69
Class Z	18.39	16.49	7.75

Average Annual Total Returns (Without Sales Charges) as of 10/31/14
	One Year	Five Years	Ten Years
Class A	18.09%	16.22%	7.48%
Class B	17.16	15.35	6.68
Class C	17.21	15.38	6.69
Class Z	18.39	16.49	7.75

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Large-Cap Core Equity Fund (Class A shares) with a similar investment in the S&P 500 Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (October 31, 2004) and the account values at the end of the current fiscal year (October 31, 2014) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Prudential Large-Cap Core Equity Fund	3

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr. 1) 4% (Yr. 2) 3% (Yr. 3) 2% (Yr. 4) 1% (Yr. 5) 1% (Yr. 6) 0% (Yr. 7)	1% on sales made within 12 months of purchase	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1%	1%	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

S&P 500 Index

The S&P 500 Index is an unmanaged index of 500 stocks of large US public companies. It gives a broad look at how US stock prices have performed.

Lipper Large-Cap Core Funds Average

The Lipper Large-Cap Core Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper Large-Cap Core Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have wide latitude in the companies in which they invest. These funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share-growth value compared with the S&P 500 Index.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

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Five Largest Holdings expressed as a percentage of net assets as of 10/31/14
Apple, Inc., Technology Hardware, Storage & Peripherals	4.1%
Exxon Mobil Corp., Oil, Gas & Consumable Fuels	2.8
Wells Fargo & Co., Banks	2.1
JPMorgan Chase & Co., Banks	1.9
Pfizer, Inc., Pharmaceuticals	1.7

Holdings reflect only long-term investments and are subject to change.

Five Largest Sectors expressed as a percentage of net assets as of 10/31/14
Information Technology	20.6%
Health Care	15.5
Financials	14.9
Consumer Discretionary	11.6
Industrials	11.5

Industry weightings reflect only long-term investments and are subject to change.

Prudential Large-Cap Core Equity Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential Large-Cap Core Equity Fund’s Class A shares gained 18.09% for the 12-month reporting period ended October 31, 2014, outperforming the 17.24% gain of the benchmark S&P 500 Index (the Index), and significantly outperforming the 14.95% gain of the Lipper Large-Cap Core Funds Average.

What were conditions like in the US stock market?

•

US equities began the 12-month reporting period by posting solid gains in November and December, capping off a banner year. Market volatility was modest, despite a partial government shutdown during October. In December, amid stronger economic growth, the Federal Reserve (the Fed) announced it would begin trimming the quantitative easing bond-buying program in January 2014. Investors greeted the news with enthusiasm and stocks rallied.

•

US equities slogged through a harsh winter and economic headwinds to generate a small gain in the first quarter of 2014. Weaker manufacturing growth in China led to a steep sell-off in January. Although stock prices rebounded to a record high the following month, prices again stumbled in March due to geopolitical tensions between Russia and Ukraine, concerns surrounding slowing US economic growth driven by unusually bad winter weather, and suggestions by new Fed chair Janet Yellen that the Fed might begin to increase interest rates shortly after the projected end of the quantitative easing program.

•

The stock market hit a new high the first week of the second quarter before falling back on continued geopolitical worries, largely about Ukraine, and uncertainty about corporate earnings. Positive sentiment in May led to a series of new market highs which continued into June even as the Fed continued to taper. Later in the month, a militant insurgency in Iraq briefly slowed market momentum and put oil markets on edge. Although first-quarter US economic growth was revised downward to its worst contraction in five years, US equities posted modest gains for the period.

•

US equity performance was tepid in the third quarter. A positive sentiment prevailed, driven by solid fundamentals and robust economic growth. US stocks shrugged off intensifying geopolitical conflicts in the Middle East and Ukraine to hit yet another record high in August. Volatility picked up in September as investors speculated that the Fed might raise interest rates sooner rather than later following October’s projected ending of the quantitative easing program.

•	Concerns about a global slowdown, a strengthening US dollar which could potentially hurt exports of multinational companies, and the anticipated

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upcoming Fed rate increase roiled equity markets, resulting in a sharp, mid-October pullback. However, the Bank of Japan’s plans to boost its quantitative easing program and increase the government pension fund’s allocation into equities, and generally strong third-quarter US earnings reports coupled with upbeat US economic news, helped push the S&P 500 to close October at a record high.

How did the sectors of the S&P 500 Index perform?

•

All sectors of the Index posted positive absolute returns for the reporting period. The double-digit returns of the healthcare, information technology, financials, and industrials sectors were the largest, while the returns of the telecommunication services and energy sectors were the smallest.

•

The Fund’s sector weighting was close to that of the Index. While stock selection within all sectors with the exception of telecommunication services and utilities contributed positively, selections within industrials and healthcare were the primary contributors to overall Fund performance.

How did the US stock market perform with respect to investment styles?

•

The market primarily rewarded measures of earnings stability and quality, rather than size or style, over the reporting period. However, large-cap stocks outperformed small-caps by a wide margin and growth stocks narrowly outperformed value stocks.

Among slowly growing companies, which stocks or related group of stocks contributed the most and detracted the most from the Fund’s return?

•	QMA places a heavier emphasis on valuation factors, such as price-to-earnings (P/E) and price-to-book (P/B) ratios, when evaluating slower-growing stocks.

•	Valuation factors performed well over the past year and added to performance.

•

As an example, both General Dynamics and Hewlett-Packard appeared cheap based on valuation factors, and the stock prices advanced 65% and 50%, respectively, over the past twelve months, based on strong results and improving future growth prospects.

•	The Fund’s overweight positions in slower growing energy stocks, such as Phillips 66, which was up 29%, also performed better than the Index.

•	Conversely, QMA underweighted some seemingly expensive healthcare companies that subsequently outperformed. One example, Merck, advanced 33% after the company posted solid results.

Prudential Large-Cap Core Equity Fund	7

Strategy and Performance Overview (continued)

Among rapidly growing companies, which stocks or related group of stocks contributed the most and detracted the most from the Fund’s return?

•	Among rapidly growing stocks, QMA emphasizes a growth factor, which measures the direction of analysts’ earnings estimates. This factor and QMA’s quality factors performed well.

•

The Fund did particularly well among consumer discretionary stocks. Consideration of growth factors led to overweights in Facebook, which advanced 37%, and Best Buy, which advanced 31%, on solid earnings and improving prospects.

•	The Fund also held an overweight position in Forest Laboratories, which advanced 110% on a takeover offer.

•	Fund performance also benefited from avoiding stocks like Amazon.com, which declined 16% after earnings disappointed.

•	However, the Fund held an overweight position in Nu Skin Enterprises, which declined 27% as the company’s sales practices in China came under government scrutiny.

How did the Fund’s tax management strategy affect its performance?

•

Although difficult to quantify, the Fund’s tax management objective affected performance over the course of the reporting period. Trading in the portfolio is not dictated by tax concerns, but the potential impact that trading can have on taxes is factored into investment decisions.

•	Over the reporting period, the Fund’s performance was lower than other similar strategies that did not have tax management as an objective.

•

The tax management strategy tends to result in a somewhat higher exposure to momentum, as the Fund may hold onto winning stocks longer to avoid taxes and sell losing stocks more quickly to realize the loss. Over the past year, momentum strategies underperformed, as past winners underperformed and past losers outperformed.

Did the Fund hold derivatives and how did they affect performance?

•	The Fund held futures contracts on the S&P 500.

•	QMA uses these instruments primarily to manage daily cash flows, provide liquidity, and equitize cash, and not as a means of adding to performance. Subsequently, the effect on performance was minimal.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution, and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2014, at the beginning of the period, and held through the six-month period ended October 31, 2014. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of

Prudential Large-Cap Core Equity Fund	9

Fees and Expenses (continued)

Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Large-Cap Core Equity Fund		Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,079.60	1.16%	$6.68
	Hypothetical	$1,000.00	$1,019.36	1.16%	$5.90

Class B	Actual	$1,000.00	$1,075.30	1.91%	$9.99
	Hypothetical	$1,000.00	$1,015.58	1.91%	$9.70

Class C	Actual	$1,000.00	$1,075.90	1.91%	$9.99
	Hypothetical	$1,000.00	$1,015.58	1.91%	$9.70

Class Z	Actual	$1,000.00	$1,081.50	0.91%	$4.77
	Hypothetical	$1,000.00	$1,020.62	0.91%	$4.63

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2014, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2014 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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The Fund’s annualized expense ratios for the year ended October 31, 2014, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	1.21%	1.16%
B	1.91	1.91
C	1.91	1.91
Z	0.91	0.91

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

Prudential Large-Cap Core Equity Fund	11

Portfolio of Investments

as of October 31, 2014

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 98.3%

COMMON STOCKS

CONSUMER DISCRETIONARY 11.6%

Auto Components 0.7%
Johnson Controls, Inc.	25,200	$1,190,700

Hotels, Restaurants & Leisure 2.2%
Chipotle Mexican Grill, Inc.*	1,600	1,020,800
DineEquity, Inc.	700	62,272
Jack in the Box, Inc.	3,600	255,744
Marriott Vacations Worldwide Corp.	1,700	118,048
McDonald’s Corp.	15,500	1,452,815
Sonic Corp.*	4,200	105,882
Wyndham Worldwide Corp.	10,300	800,001

		3,815,562

Household Durables 0.8%
Whirlpool Corp.	8,200	1,410,810

Leisure Products 0.7%
Polaris Industries, Inc.(a)	8,000	1,206,880

Media 3.2%
Comcast Corp. (Class A Stock)	15,600	863,460
DIRECTV*	3,300	286,407
Time Warner, Inc.	15,300	1,215,891
Twenty-First Century Fox, Inc. (Class A Stock)	51,100	1,761,928
Viacom, Inc. (Class B Stock)	15,500	1,126,540
Walt Disney Co. (The)	3,460	316,175

		5,570,401

Multiline Retail 0.1%
Macy’s, Inc.	2,100	121,422

Specialty Retail 3.0%
Best Buy Co., Inc.	34,200	1,167,588
DSW, Inc. (Class A Stock)	15,200	450,680
GameStop Corp. (Class A Stock)	12,500	534,500
Murphy USA, Inc.*	2,100	120,330
Ross Stores, Inc.	15,300	1,235,016
TJX Cos., Inc. (The)	24,900	1,576,668

		5,084,782

See Notes to Financial Statements.

Prudential Large-Cap Core Equity Fund	13

Portfolio of Investments

as of October 31, 2014 continued

Description	Shares	Value (Note 1)
CONSUMER DISCRETIONARY (Continued)

Textiles, Apparel & Luxury Goods 0.9%
Michael Kors Holdings Ltd.*	13,100	$1,029,529
NIKE, Inc. (Class B Stock)	6,000	557,820

		1,587,349

CONSUMER STAPLES 9.0%

Beverages 2.1%
Coca-Cola Co. (The)	33,100	1,386,228
PepsiCo, Inc.	22,794	2,192,099

		3,578,327

Food & Staples Retailing 3.0%
CVS Health Corp.	25,500	2,188,155
Kroger Co. (The)	17,000	947,070
Wal-Mart Stores, Inc.	26,470	2,018,867

		5,154,092

Food Products 2.5%
Archer-Daniels-Midland Co.	22,738	1,068,686
Bunge Ltd.	9,300	824,445
Cal-Maine Foods, Inc.	4,600	403,834
Hormel Foods Corp.	8,300	447,453
Pilgrim’s Pride Corp.*(a)	16,300	463,083
Tyson Foods, Inc. (Class A Stock)(a)	28,400	1,145,940

		4,353,441

Household Products 0.5%
Colgate-Palmolive Co.	6,300	421,344
Procter & Gamble Co. (The)	5,064	441,935

		863,279

Tobacco 0.9%
Altria Group, Inc.	11,200	541,408
Philip Morris International, Inc.	9,100	809,991
Reynolds American, Inc.	2,000	125,820

		1,477,219

See Notes to Financial Statements.

14

Description	Shares	Value (Note 1)
ENERGY 8.9%

Energy Equipment & Services 0.5%
Noble Corp. PLC	31,600	$661,072
Schlumberger Ltd.	1,600	157,856

		818,928

Oil, Gas & Consumable Fuels 8.4%
Anadarko Petroleum Corp.	12,600	1,156,428
Apache Corp.	4,900	378,280
Chevron Corp.	10,184	1,221,571
ConocoPhillips	12,800	923,520
EOG Resources, Inc.	3,200	304,160
Exxon Mobil Corp.	50,274	4,861,998
Marathon Oil Corp.	27,700	980,580
Marathon Petroleum Corp.	14,450	1,313,505
Occidental Petroleum Corp.	1,400	124,502
Phillips 66	17,250	1,354,125
Tesoro Corp.	9,800	699,818
Valero Energy Corp.	22,400	1,122,016

		14,440,503

FINANCIALS 14.9%

Banks 5.9%
Bank of America Corp.	50,768	871,179
CIT Group, Inc.	8,400	411,012
Citigroup, Inc.	11,470	613,989
JPMorgan Chase & Co.	54,000	3,265,920
KeyCorp	36,200	477,840
Regions Financial Corp.	58,300	578,919
U.S. Bancorp	8,391	357,456
Wells Fargo & Co.	68,164	3,618,827

		10,195,142

Capital Markets 2.4%
BlackRock, Inc.	4,800	1,637,328
Goldman Sachs Group, Inc. (The)	10,400	1,975,896
SEI Investments Co.	2,000	77,320
State Street Corp.	4,400	332,024
Waddell & Reed Financial, Inc. (Class A Stock)	2,700	128,898

		4,151,466

See Notes to Financial Statements.

Prudential Large-Cap Core Equity Fund	15

Portfolio of Investments

as of October 31, 2014 continued

Description	Shares	Value (Note 1)
FINANCIALS (Continued)

Consumer Finance 2.1%
Capital One Financial Corp.	14,900	$1,233,273
Discover Financial Services	23,400	1,492,452
Nelnet, Inc. (Class A Stock)	12,600	599,634
Synchrony Financial*	8,700	235,074

		3,560,433

Diversified Financial Services 0.8%
Berkshire Hathaway, Inc. (Class B Stock)*	9,400	1,317,504

Insurance 1.9%
American Financial Group, Inc.	5,600	335,048
Genworth Financial, Inc. (Class A Stock)*	32,900	460,271
MetLife, Inc.	17,000	922,080
Symetra Financial Corp.	2,200	52,140
Travelers Cos., Inc. (The)	3,300	332,640
Unum Group	26,100	873,306
XL Group PLC (Ireland)	8,500	287,980

		3,263,465

Real Estate Investment Trusts (REITs) 1.1%
American Capital Agency Corp.	12,400	281,976
Annaly Capital Management, Inc.	52,300	596,743
Chambers Street Properties	11,800	96,878
Franklin Street Properties Corp.	9,400	112,706
Hospitality Properties Trust	13,700	405,657
Invesco Mortgage Capital, Inc.	17,200	284,488
RLJ Lodging Trust	3,400	109,548

		1,887,996

Real Estate Management & Development 0.7%
CBRE Group, Inc. (Class A Stock)*	10,600	339,200
Jones Lang LaSalle, Inc.	6,100	824,781

		1,163,981

HEALTH CARE 15.5%

Biotechnology 4.5%
Alexion Pharmaceuticals, Inc.*	2,100	401,856
Amgen, Inc.	15,600	2,530,008
Biogen Idec, Inc.*	5,700	1,830,156
Celgene Corp.*	20,100	2,152,509

See Notes to Financial Statements.

16

Description	Shares	Value (Note 1)
HEALTH CARE (Continued)

Biotechnology (cont’d.)
Gilead Sciences, Inc.*	7,900	$884,800

		7,799,329

Health Care Equipment & Supplies 1.9%
Abbott Laboratories	31,900	1,390,521
C.R. Bard, Inc.	2,200	360,734
Covidien PLC	17,200	1,589,968

		3,341,223

Health Care Providers & Services 3.5%
Aetna, Inc.	17,300	1,427,423
Cigna Corp.	5,500	547,635
Express Scripts Holding Co.*	5,300	407,146
Laboratory Corp. of America Holdings*	1,200	131,148
UnitedHealth Group, Inc.	21,300	2,023,713
Universal Health Services, Inc. (Class B Stock)	1,300	134,823
WellPoint, Inc.	10,400	1,317,576

		5,989,464

Health Care Technology 0.1%
Cerner Corp.*	2,200	139,348

Life Sciences Tools & Services 0.8%
Thermo Fisher Scientific, Inc.	11,500	1,352,055

Pharmaceuticals 4.7%
AbbVie, Inc.	6,300	399,798
Allergan, Inc.	2,800	532,168
Bristol-Myers Squibb Co.	3,700	215,303
Eli Lilly & Co.	4,700	311,751
Jazz Pharmaceuticals PLC*	1,200	202,608
Johnson & Johnson	24,399	2,629,724
Merck & Co., Inc.	13,300	770,602
Pfizer, Inc.	99,134	2,969,064

		8,031,018

INDUSTRIALS 11.5%

Aerospace & Defense 3.6%
Alliant Techsystems, Inc.	3,700	432,752
General Dynamics Corp.	12,500	1,747,000

See Notes to Financial Statements.

Prudential Large-Cap Core Equity Fund	17

Portfolio of Investments

as of October 31, 2014 continued

Description	Shares	Value (Note 1)
INDUSTRIALS (Continued)

Aerospace & Defense (cont’d.)
Huntington Ingalls Industries, Inc.	1,000	$105,820
L-3 Communications Holdings, Inc.	2,500	303,650
Northrop Grumman Corp.	10,400	1,434,784
Raytheon Co.	13,000	1,350,440
Spirit Aerosystems Holdings, Inc. (Class A Stock)*	9,000	354,060
United Technologies Corp.	4,000	428,000

		6,156,506

Air Freight & Logistics 0.8%
FedEx Corp.	8,200	1,372,680

Airlines 1.1%
Southwest Airlines Co.	21,600	744,768
Spirit Airlines, Inc.*	3,400	248,574
United Continental Holdings, Inc.*	18,000	950,580

		1,943,922

Building Products 0.2%
AO Smith Corp.	2,300	122,705
Allegion PLC	2,700	143,343

		266,048

Electrical Equipment 0.4%
Emerson Electric Co.	11,900	762,314

Industrial Conglomerates 0.9%
Carlisle Cos., Inc.	1,700	151,096
General Electric Co.	43,400	1,120,154
Roper Industries, Inc.	1,500	237,450

		1,508,700

Machinery 1.7%
Deere & Co.(a)	14,200	1,214,668
Illinois Tool Works, Inc.	8,100	737,505
Oshkosh Corp.	19,400	868,344

		2,820,517

Road & Rail 2.4%
AMERCO	700	189,784
CSX Corp.	13,200	470,316

See Notes to Financial Statements.

18

Description	Shares	Value (Note 1)
INDUSTRIALS (Continued)

Road & Rail (cont’d.)
Norfolk Southern Corp.	10,900	$1,205,976
Union Pacific Corp.	19,700	2,294,065

		4,160,141

Trading Companies & Distributors 0.4%
United Rentals, Inc.*	6,200	682,372

INFORMATION TECHNOLOGY 20.6%

Communications Equipment 2.2%
Cisco Systems, Inc.	85,650	2,095,856
QUALCOMM, Inc.	22,000	1,727,220

		3,823,076

Electronic Equipment, Instruments & Components 0.2%
Ingram Micro, Inc. (Class A Stock)*	5,400	144,936
Jabil Circuit, Inc.	13,000	272,350

		417,286

Internet Software & Services 4.1%
Akamai Technologies, Inc.*	20,700	1,248,210
Facebook, Inc. (Class A Stock)*	29,700	2,227,203
Google, Inc. (Class A Stock)*	2,670	1,516,213
Google, Inc. (Class C Stock)*	3,570	1,995,915

		6,987,541

IT Services 2.3%
DST Systems, Inc.	600	57,810
International Business Machines Corp.	7,470	1,228,068
MasterCard, Inc. (Class A Stock)	9,800	820,750
Visa, Inc. (Class A Stock)	7,400	1,786,582

		3,893,210

Semiconductors & Semiconductor Equipment 1.9%
Intel Corp.	44,700	1,520,247
Marvell Technology Group Ltd.	45,700	614,208
Skyworks Solutions, Inc.	2,300	133,952
Texas Instruments, Inc.	20,200	1,003,132

		3,271,539

See Notes to Financial Statements.

Prudential Large-Cap Core Equity Fund	19

Portfolio of Investments

as of October 31, 2014 continued

Description	Shares	Value (Note 1)
INFORMATION TECHNOLOGY (Continued)

Software 3.9%
Intuit, Inc.	12,100	$1,064,921
Manhattan Associates, Inc.*	6,800	272,748
Microsoft Corp.	48,300	2,267,685
Oracle Corp.	61,800	2,413,290
Symantec Corp.	25,300	627,946

		6,646,590

Technology Hardware, Storage & Peripherals 6.0%
Apple, Inc.	65,520	7,076,160
EMC Corp.	44,900	1,289,977
Hewlett-Packard Co.	51,600	1,851,408

		10,217,545

MATERIALS 3.0%

Chemicals 2.1%
Dow Chemical Co. (The)	3,400	167,960
Eastman Chemical Co.	6,200	500,836
LyondellBasell Industries NV (Class A Stock)	15,000	1,374,450
PPG Industries, Inc.	3,200	651,808
Westlake Chemical Corp.	13,100	924,205

		3,619,259

Metals & Mining 0.9%
Alcoa, Inc.	72,900	1,221,804
Century Aluminum Co.*	4,900	143,472
Globe Specialty Metals, Inc.	5,400	101,574

		1,466,850

TELECOMMUNICATIONS SERVICES 1.0%

Diversified Telecommunication Services 1.0%
AT&T, Inc.	14,768	514,517
Verizon Communications, Inc.	24,000	1,206,000

		1,720,517

UTILITIES 2.3%

Electric Utilities 0.7%
Entergy Corp.	8,500	714,170
PPL Corp.	16,600	580,834

		1,295,004

See Notes to Financial Statements.

20

Description	Shares	Value (Note 1)
UTILITIES (Continued)

Gas Utilities 0.6%
AGL Resources, Inc.	16,900	$911,079
Questar Corp.	5,500	132,605

		1,043,684

Independent Power & Renewable Electricity Producers 0.3%
AES Corp.	31,500	443,205

Multi-Utilities 0.7%
Public Service Enterprise Group, Inc.	18,400	760,104
SCANA Corp.(a)	5,300	290,917
Vectren Corp.(a)	2,000	89,900

		1,140,921

TOTAL LONG-TERM INVESTMENTS (cost $100,344,090)		168,525,546

SHORT-TERM INVESTMENTS 4.5%

AFFILIATED MONEY MARKET MUTUAL FUND 4.4%
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $7,470,217; includes $4,402,789 of cash collateral for securities on loan) (Note 3)(b)(c)	7,470,217	7,470,217

	Principal Amount (000)#
U.S. TREASURY OBLIGATION 0.1%
U.S. Treasury Bill, 0.050%, 03/19/15 (cost $199,966)(d)(e)	200	199,966

TOTAL SHORT-TERM INVESTMENTS (cost $7,670,183)		7,670,183

TOTAL INVESTMENTS 102.8% (cost $108,014,273; Note 5)		176,195,729
Liabilities in excess of other assets(f) (2.8)%		(4,767,533)

NET ASSETS 100.0%		$171,428,196

#	Principal amount shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $4,371,905; cash collateral of $4,402,789 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. Securities on loan are subject to contractual netting

See Notes to Financial Statements.

Prudential Large-Cap Core Equity Fund	21

Portfolio of Investments

as of October 31, 2014 continued

arrangements. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on the last business day of the reporting period. Collateral was subsequently received on the following business day and the Fund remained in compliance.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(c)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(d)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(e)	Rate quoted represents yield-to-maturity as of purchase date.
(f)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at October 31, 2014:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at October 31, 2014	Unrealized Appreciation(1)
	Long Position:
32	S&P 500 E-Mini	Dec. 2014	$3,147,394	$3,218,240	$70,846

(1)	A U.S. Treasury obligation with a market value of $199,966 has been segregated with Goldman Sachs & Co. to cover requirements for open contracts at October 31, 2014.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Consumer Discretionary	$19,987,906	$—	$—
Consumer Staples	15,426,358	—	—

See Notes to Financial Statements.

22

	Level 1	Level 2	Level 3
Common Stocks (continued):
Energy	$15,259,431	$—	$—
Financials	25,539,987	—	—
Health Care	26,652,437	—	—
Industrials	19,673,200	—	—
Information Technology	35,256,787	—	—
Materials	5,086,109	—	—
Telecommunications Services	1,720,517	—	—
Utilities	3,922,814	—	—
Affiliated Money Market Mutual Fund	7,470,217	—	—
U.S. Treasury Obligation	—	199,966	—
Other Financial Instruments*
Futures Contracts	70,846	—	—

Total	$176,066,609	$199,966	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and exchange-traded swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and over-the-counter swap contracts which are recorded at fair value.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2014 was as follows (Unaudited):

Information Technology	20.6%
Health Care	15.5
Financials	14.9
Consumer Discretionary	11.6
Industrials	11.5
Consumer Staples	9.0
Energy	8.9
Affiliated Money Market Mutual Fund (including 2.6% of collateral for securities on loan)	4.4
Materials	3.0%
Utilities	2.3
Telecommunications Services	1.0
U.S. Treasury Obligation	0.1

102.8
Liabilities in excess of other assets	(2.8)

100.0%

The Fund invested in various derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

See Notes to Financial Statements.

Prudential Large-Cap Core Equity Fund	23

Portfolio of Investments

as of October 31, 2014 continued

Fair values of derivative instruments as of October 31, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from/to broker—variation margin futures	$70,846	*	—	$—

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$359,820

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$25,640

For the year ended October 31, 2014, the Fund’s average value at trade date for futures long positions was $2,088,322.

See Notes to Financial Statements.

24

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

FINANCIAL STATEMENTS

ANNUAL REPORT • OCTOBER 31, 2014

Prudential Large-Cap Core Equity Fund

Statement of Assets & Liabilities

as of October 31, 2014

Assets
Investments at value, including securities on loan of $4,371,905:
Unaffiliated investments (cost $100,544,056)	$168,725,512
Affiliated investments (cost $7,470,217)	7,470,217
Cash	196
Dividends and interest receivable	121,230
Due from broker—variation margin futures	36,480
Receivable for Fund shares sold	8,187
Prepaid expenses	1,644

Total Assets	176,363,466

Liabilities
Payable to broker for collateral for securities on loan	4,402,789
Payable for Fund shares reacquired	271,941
Accrued expenses	108,459
Management fee payable	90,430
Distribution fee payable	51,112
Affiliated transfer agent fee payable	10,539

Total Liabilities	4,935,270

Net Assets	$171,428,196

Net assets were comprised of:
Shares of beneficial interest, at par	$10,488
Paid-in capital in excess of par	89,984,885

89,995,373
Undistributed net investment income	771,186
Accumulated net realized gain on investment transactions	12,409,335
Net unrealized appreciation on investments	68,252,302

Net assets, October 31, 2014	$171,428,196

See Notes to Financial Statements.

26

Class A
Net asset value and redemption price per share ($88,561,253 ÷ 5,351,798 shares of beneficial interest issued and outstanding)	$16.55
Maximum sales charge (5.50% of offering price)	0.96

Maximum offering price to public	$17.51

Class B
Net asset value, offering price and redemption price per share ($3,052,029 ÷ 197,756 shares of beneficial interest issued and outstanding)	$15.43

Class C
Net asset value, offering price and redemption price per share ($37,681,419 ÷ 2,439,307 shares of beneficial interest issued and outstanding)	$15.45

Class Z
Net asset value, offering price and redemption price per share ($42,133,495 ÷ 2,499,345 shares of beneficial interest issued and outstanding)	$16.86

See Notes to Financial Statements.

Prudential Large-Cap Core Equity Fund	27

Statement of Operations

Year Ended October 31, 2014

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $1,524)	$3,103,015
Affiliated income from securities loaned, net	3,291
Affiliated dividend income	2,791
Interest income	126

Total income	3,109,223

Expenses
Management fee	1,060,142
Distribution fee—Class A	258,141
Distribution fee—Class B	31,497
Distribution fee—Class C	358,166
Distribution fee—Class X	84
Transfer agent’s fees and expenses (including affiliated expense of $46,900)	199,000
Custodian’s fees and expenses	70,000
Registration fees	58,000
Shareholders’ reports	25,000
Audit fee	23,000
Legal fees and expenses	20,000
Trustees’ fees	18,000
Insurance	2,000
Miscellaneous	16,503

Total expenses	2,139,533
Less: Distribution fee waiver—Class A	(43,023)

Net expenses	2,096,510

Net investment income	1,012,713

Realized and Unrealized Gain on Investments
Net realized gain on:
Investment transactions	12,209,226
Futures transactions	359,820

12,569,046

Net change in unrealized appreciation (depreciation) on:
Investments	13,193,499
Futures	25,640

13,219,139

Net gain on investment transactions	25,788,185

Net Increase In Net Assets Resulting From Operations	$26,800,898

See Notes to Financial Statements.

28

Statement of Changes in Net Assets

	Year Ended October 31,
	2014	2013
Increase (Decrease) in Net Assets
Operations
Net investment income	$1,012,713	$1,284,866
Net realized gain on investment transactions	12,569,046	11,245,174
Net change in unrealized appreciation (depreciation) on investments	13,219,139	19,819,499

Net increase in net assets resulting from operations	26,800,898	32,349,539

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(667,029)	(726,945)
Class B	(6,073)	(12,154)
Class C	(58,180)	(79,585)
Class X	(940)	(4,390)
Class Z	(360,553)	(434,622)

	(1,092,775)	(1,257,696)

Distributions from net realized gains
Class A	(5,970,175)	(2,653,620)
Class B	(255,432)	(122,170)
Class C	(2,553,398)	(806,651)
Class X	(8,284)	(15,871)
Class Z	(2,511,745)	(1,288,999)

	(11,299,034)	(4,887,311)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	13,156,943	19,935,052
Net asset value of shares issued in reinvestment of dividends and distributions	12,044,590	6,008,550
Cost of shares reacquired	(20,148,947)	(28,841,167)

Net increase (decrease) in net assets from Fund share transactions	5,052,586	(2,897,565)

Total increase	19,461,675	23,306,967

Net Assets:
Beginning of year	151,966,521	128,659,554

End of year(a)	$171,428,196	$151,966,521

(a) Includes undistributed net investment income of:	$771,186	$846,557

See Notes to Financial Statements.

Prudential Large-Cap Core Equity Fund	29

Notes to Financial Statements

Prudential Investment Portfolios 9 (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940 (“1940 Act”). The Trust currently consists of four funds: Prudential Large-Cap Core Equity Fund (the “Fund”), Prudential International Real Estate Fund, Prudential Absolute Return Bond Fund and Prudential Select Real Estate Fund. These financial statements relate to Prudential Large-Cap Core Equity Fund, a diversified fund. The financial statements of the Prudential International Real Estate Fund, Prudential Absolute Return Bond Fund and Prudential Select Real Estate Fund are not presented herein.

The Fund’s investment objective is long-term after-tax growth of capital.

Note 1. Accounting Policies

The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

30

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and asked prices, or at the last bid price in the absence of an asked price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable and considered to be significant to the valuation.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation. Securities not valued using such model prices are valued in accordance with exchange-traded common and preferred stocks discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Prudential Large-Cap Core Equity Fund	31

Notes to Financial Statements

continued

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the prices marked at the official settle are not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that significant unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates.

32

Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearing house acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The right to set-off exists when all the conditions are met such that each of the parties owes the other a determinable amount, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off, and the right of set-off is enforceable by law. During the reporting period, no instances occurred where the right to set-off existed and management has not elected to offset.

Securities Lending: The Fund may lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The Fund also continues to receive interest and dividends, or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

REITs: The Fund invests in real estate investment trusts (“REITs”), which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and is recorded

Prudential Large-Cap Core Equity Fund	33

Notes to Financial Statements

continued

accordingly. These estimates are adjusted when the actual source of distributions is disclosed by the REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment transactions are calculated on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on the accrual basis, which may require the use of estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, the Fund is treated as a separate taxpaying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

34

Note 2. Agreements

The Trust has a management agreement for the Fund with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Quantitative Management Associates LLC (“QMA”). The subadvisory agreement provides that QMA will furnish investment advisory services in connection with the management of the Fund. PI pays for the services of QMA, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .65% of the Fund’s average daily net assets up to and including $500 million and .60% of the Fund’s average daily net assets in excess of $500 million. The effective management fee rate was .65% for the year ended October 31, 2014.

Effective July 1, 2011, PI has contractually agreed through February 29, 2016 to waive a portion of the Fund’s management fees so that the Fund’s annual operating expenses (exclusive of distribution and service (12b-1) fees, and certain other expenses such as taxes, interest, and brokerage commissions) do not exceed .95% of the Fund’s average daily net assets.

The Fund has distribution agreements with Prudential Investment Management Services LLC (“PIMS”) and Prudential Annuities Distributors, Inc. (“PAD”). PIMS and PAD are both affiliates of PI. PIMS serves as the distributor of the Fund’s Class A, Class B, Class C, and Class Z shares. PIMS, together with PAD, serves as co-distributor of the Fund’s Class X shares.

The Fund has adopted a separate Distribution and Service plan (each a “Plan” and collectively the “Plans”) for the Class A, Class B, Class C, and Class X shares of the Fund in accordance with Rule 12b-1 of the 1940 Act, as amended. No distribution or service fees are paid to PIMS as distributor for the Fund’s Class Z shares.

Under the Plans, the Fund compensates PIMS and PAD a distribution and service fee at the annual rate of .30%, 1%, 1%, and 1% of the average daily net assets of the Class A, Class B, Class C, and Class X shares, respectively. Through February 29, 2016, PIMS has contractually agreed to limit such fees to .25% of the average daily net assets of the Class A shares.

Management has received the maximum allowable amount of sales charges for Class X in accordance with regulatory limits. As such, any contingent deferred sales

Prudential Large-Cap Core Equity Fund	35

Notes to Financial Statements

continued

charges received by the manager are contributed back into the Fund and included in the Financial Highlights as a contribution to capital.

PIMS has advised the Fund that it received $49,879 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2014.

From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended October 31, 2014, it received $6, $5,966 and $523 in contingent deferred sales charges imposed upon certain redemptions by Class A, Class B and Class C shareholders, respectively.

PI, QMA, PAD and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Investment Management, Inc., (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s securities lending agent. For the year ended October 31, 2014, PIM has been compensated in the amount of approximately $983 for these services.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2014, were $147,470,531 and $156,301,415, respectively.

36

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized gain on investment transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain on investment transactions. For the year ended October 31, 2014, the adjustments were to increase undistributed net investment income and decrease accumulated net realized gain on investment transactions by $4,691 due to reclassification of distributions and other book to tax differences. Net investment income, net realized gain on investment transactions and net assets were not affected by this change.

The tax character of dividends paid by the Fund were $2,805,137 of ordinary income and $9,586,672 of long-term capital gains for the year ended October 31, 2014 and $1,199,312 of ordinary income and $4,945,695 of long-term capital gains for the year ended October 31, 2013, respectively.

As of October 31, 2014, the accumulated undistributed earnings on a tax basis were $2,368,329 of ordinary income and $10,945,455 of long-term capital gains.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2014 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$108,076,691	$68,466,606	$(347,568)	$68,119,038

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales and other cost basis differences between financial and tax accounting.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Prudential Large-Cap Core Equity Fund	37

Notes to Financial Statements

continued

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class X and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. Purchases of $1 million or more are subject to a contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of their purchase. The Class A shares CDSC is waived for purchases by certain retirement and/or benefit plans. Class B shares are sold with a CDSC which declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on shares redeemed within the first 12 months of purchase. Class X shares will automatically convert to Class A shares approximately ten years after purchase. As of April 11, 2014, the last conversion of Class X shares to Class A shares was completed. There are no Class X shares outstanding and Class X shares are no longer being offered for sale. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for a sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of capital stock.

The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value.

38

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2014:
Shares sold	282,534	$4,350,008
Shares issued in reinvestment of dividends and distributions	448,760	6,439,722
Shares reacquired	(761,230)	(11,729,114)

Net increase (decrease) in shares outstanding before conversion	(29,936)	(939,384)
Shares issued upon conversion from Class B, Class C and Class X	54,766	835,407
Shares reacquired upon conversion into Class Z	(27,137)	(429,316)

Net increase (decrease) in shares outstanding	(2,307)	$(533,293)

Year ended October 31, 2013:
Shares sold	364,797	$4,938,234
Shares issued in reinvestment of dividends and distributions	269,781	3,291,313
Shares reacquired	(892,566)	(12,198,754)

Net increase (decrease) in shares outstanding before conversion	(257,988)	(3,969,207)
Shares issued upon conversion from Class B, Class X and Class Z	75,436	1,018,722
Shares reacquired upon conversion into Class Z	(10,617)	(148,013)

Net increase (decrease) in shares outstanding	(193,169)	$(3,098,498)

Class B
Year ended October 31, 2014:
Shares sold	30,031	$433,740
Shares issued in reinvestment of dividends and distributions	18,185	244,954
Shares reacquired	(33,231)	(475,115)

Net increase (decrease) in shares outstanding before conversion	14,985	203,579
Shares reacquired upon conversion into Class A	(46,418)	(665,515)

Net increase (decrease) in shares outstanding	(31,433)	$(461,936)

Year ended October 31, 2013:
Shares sold	52,733	$696,257
Shares issued in reinvestment of dividends and distributions	11,253	129,638
Shares reacquired	(36,694)	(473,332)

Net increase (decrease) in shares outstanding before conversion	27,292	352,563
Shares reacquired upon conversion into Class A	(51,453)	(656,954)

Net increase (decrease) in shares outstanding	(24,161)	$(304,391)

Prudential Large-Cap Core Equity Fund	39

Notes to Financial Statements

continued

Class C	Shares	Amount
Year ended October 31, 2014:
Shares sold	263,378	$3,721,487
Shares issued in reinvestment of dividends and distributions	188,645	2,542,944
Shares reacquired	(239,156)	(3,452,692)

Net increase (decrease) in shares outstanding before conversion	212,867	2,811,739
Shares reacquired upon conversion into Class A and Class Z	(19,845)	(301,354)

Net increase (decrease) in shares outstanding	193,022	$2,510,385

Year ended October 31, 2013:
Shares sold	682,397	$9,223,964
Shares issued in reinvestment of dividends and distributions	74,688	861,139
Shares reacquired	(190,238)	(2,426,384)

Net increase (decrease) in shares outstanding before conversion	566,847	7,658,719
Shares reacquired upon conversion into Class Z	(2,851)	(39,228)

Net increase (decrease) in shares outstanding	563,996	$7,619,491

Class X
Period ended April 11, 2014*:
Shares issued in reinvestment of dividends and distributions	625	$8,598
Shares reacquired	(332)	(4,699)

Net increase (decrease) in shares outstanding before conversion	293	3,899
Shares reacquired upon conversion into Class A	(10,821)	(155,705)

Net increase (decrease) in shares outstanding	(10,528)	$(151,806)

Year ended October 31, 2013:
Shares sold	246	$3,019
Shares issued in reinvestment of dividends and distributions	1,726	20,261
Shares reacquired	(2,587)	(33,991)

Net increase (decrease) in shares outstanding before conversion	(615)	(10,711)
Shares reacquired upon conversion into Class A	(27,195)	(351,590)

Net increase (decrease) in shares outstanding	(27,810)	$(362,301)

40

Class Z	Shares	Amount
Year ended October 31, 2014:
Shares sold	299,016	$4,651,708
Shares issued in reinvestment of dividends and distributions	192,486	2,808,372
Shares reacquired	(285,524)	(4,487,327)

Net increase (decrease) in shares outstanding before conversion	205,978	2,972,753
Shares issued upon conversion from Class A and C	43,968	716,483

Net increase (decrease) in shares outstanding	249,946	$3,689,236

Year ended October 31, 2013:
Shares sold	372,381	$5,073,578
Shares issued in reinvestment of dividends and distributions	137,819	1,706,199
Shares reacquired	(949,135)	(13,708,706)

Net increase (decrease) in shares outstanding before conversion	(438,935)	(6,928,929)
Shares issued upon conversion from Class A and C	13,084	187,241
Shares reacquired upon conversion into Class A	(768)	(10,178)

Net increase (decrease) in shares outstanding	(426,619)	$(6,751,866)

*	As of April 11, 2014, the last conversion of Class X shares to Class A shares was completed. There are no Class X shares outstanding and Class X shares are no longer being offered for sale.

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 9, 2014 through October 8, 2015. The Funds pay an annualized commitment fee of .075% of the unused portion of the SCA. Prior to October 9, 2014, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .08% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund did not utilize the SCA during the year ended October 31, 2014.

Prudential Large-Cap Core Equity Fund	41

Financial Highlights

Class A Shares
	Year Ended October 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$15.23	$12.70	$11.84	$11.01	$9.71
Income (loss) from investment operations:
Net investment income	.11	.14	.11	.05	.05
Net realized and unrealized gain (loss) on investment transactions	2.46	3.01	1.65	.80	1.30
Total from investment operations	2.57	3.15	1.76	.85	1.35
Less Dividends and Distributions:
Dividends from net investment income	(.13)	(.13)	(.11)	(.02)	(.05)
Distributions from net realized gains	(1.12)	(.49)	(.79)	-	-
Total dividends and distributions	(1.25)	(.62)	(.90)	(.02)	(.05)
Net asset value, end of year	$16.55	$15.23	$12.70	$11.84	$11.01
Total Return(b):	18.09%	26.00%	16.16%	7.71%	13.92%

Ratios/Supplemental Data:
Net assets, end of year (000)	$88,561	$81,558	$70,475	$61,961	$64,473
Average net assets (000)	$86,047	$76,459	$65,277	$65,724	$64,562
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.16%	1.20%	1.20%	1.55%	1.48%
Expenses before waivers and/or expense reimbursement	1.21%	1.30%	1.40%	1.69%	1.48%
Net investment income	.74%	.99%	.95%	.43%	.45%
Portfolio turnover rate	91%	94%	89%	121%	116%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include the expenses of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

42

Class B Shares
	Year Ended October 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$14.29	$11.96	$11.20	$10.47	$9.26
Income (loss) from investment operations:
Net investment income (loss)	- (d)	.03	.03	(.03)	(.02)
Net realized and unrealized gain (loss) on investment transactions	2.29	2.84	1.55	.76	1.23
Total from investment operations	2.29	2.87	1.58	.73	1.21
Less Dividends and Distributions:
Dividends from net investment income	(.03)	(.05)	(.03)	-	-
Distributions from net realized gains	(1.12)	(.49)	(.79)	-	-
Total dividends and distributions	(1.15)	(.54)	(.82)	-	-
Net asset value, end of year	$15.43	$14.29	$11.96	$11.20	$10.47
Total Return(b):	17.16%	25.02%	15.29%	6.97%	13.07%

Ratios/Supplemental Data:
Net assets, end of year (000)	$3,052	$3,275	$3,029	$4,038	$5,317
Average net assets (000)	$3,150	$3,085	$3,496	$4,886	$5,904
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.91%	1.95%	1.95%	2.27%	2.18%
Expenses before waivers and/or expense reimbursement	1.91%	2.00%	2.11%	2.38%	2.18%
Net investment income (loss)	-(e)	.25%	.22%	(.28)%	(.22)%
Portfolio turnover rate	91%	94%	89%	121%	116%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include the expenses of the underlying funds in which the Fund invests.

(d) Less than $.005 per share.

(e) Less than .005%.

See Notes to Financial Statements.

Prudential Large-Cap Core Equity Fund	43

Financial Highlights

continued

Class C Shares
	Year Ended October 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$14.30	$11.97	$11.21	$10.48	$9.26
Income (loss) from investment operations:
Net investment income (loss)	- (d)	.03	.02	(.03)	(.02)
Net realized and unrealized gain (loss) on investment transactions	2.30	2.84	1.56	.76	1.24
Total from investment operations	2.30	2.87	1.58	.73	1.22
Less Dividends and Distributions:
Dividends from net investment income	(.03)	(.05)	(.03)	-	-
Distributions from net realized gains	(1.12)	(.49)	(.79)	-	-
Total dividends and distributions	(1.15)	(.54)	(.82)	-	-
Net asset value, end of year	$15.45	$14.30	$11.97	$11.21	$10.48
Total Return(b):	17.21%	24.99%	15.28%	6.97%	13.17%

Ratios/Supplemental Data:
Net assets, end of year (000)	$37,681	$32,128	$20,134	$20,636	$22,496
Average net assets (000)	$35,817	$23,702	$20,445	$22,444	$23,934
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.91%	1.95%	1.95%	2.27%	2.18%
Expenses before waivers and/or expense reimbursement	1.91%	2.00%	2.10%	2.39%	2.18%
Net investment income (loss)	(.01)%	.20%	.20%	(.28)%	(.24)%
Portfolio turnover rate	91%	94%	89%	121%	116%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include the expenses of the underlying funds in which the Fund invests.

(d) Less than $.005 per share.

See Notes to Financial Statements.

44

Class X Shares
	Period Ended April 11,		Year Ended October 31,
	2014(g)		2013	2012	2011	2010	2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Period	$14.66		$12.25	$11.46	$10.65	$9.40	$8.97
Income (loss) from investment operations:
Net investment income	.06		.15	.11	.05	.06	.12
Net realized and unrealized gain (loss) on investment transactions	.69		2.88	1.59	.78	1.24	.40
Total from investment operations	.75		3.03	1.70	.83	1.30	.52
Less Dividends and Distributions:
Dividends from net investment income	(.13)		(.13)	(.12)	(.02)	(.05)	(.10)
Distributions from net realized gains	(1.12)		(.49)	(.79)	-	-	-
Total dividends and distributions	(1.25)		(.62)	(.91)	(.02)	(.05)	(.10)
Capital Contributions (Note 2)	-		-	- (d)	- (d)	- (d)	.01
Net asset value, end of period	$14.16		$14.66	$12.25	$11.46	$10.65	$9.40
Total Return(b):	5.33%		25.99%	16.12%	7.84%	13.91%	6.00%

Ratios/Supplemental Data:
Net assets, end of period (000)	$19		$154	$470	$837	$1,394	$2,096
Average net assets (000)	$75		$284	$632	$1,137	$1,689	$2,245
Ratios to average net assets(c):
Expenses after waivers and/or expenses reimbursement	1.19%	(e)	1.20%	1.20%	1.53%	1.43%	1.50%
Expenses before waivers and/or expenses reimbursement	1.19%	(e)	1.25%	1.37%	1.63%	2.18%	1.50%
Net investment income	.95%	(e)	1.14%	.97%	.46%	.56%	1.46%
Portfolio turnover rate	91%	(f)(h)	94%	89%	121%	116%	116%

(a) Calculated based on average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(c) Does not include the expenses of the underlying funds in which the Fund invests.

(d) Less than $.005 per share.

(e) Annualized.

(f) Not annualized.

(g) As of April 11, 2014, the last conversion of Class X shares to Class A shares was completed. There are no Class X shares outstanding and Class X shares are no longer being offered for sale.

(h) Calculated as of October 31, 2014.

See Notes to Financial Statements.

Prudential Large-Cap Core Equity Fund	45

Financial Highlights

continued

Class Z Shares
	Year Ended October 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$15.49	$12.91	$12.03	$11.18	$9.87
Income (loss) from investment operations:
Net investment income	.16	.17	.15	.07	.08
Net realized and unrealized gain (loss) on investment transactions	2.49	3.06	1.67	.83	1.30
Total from investment operations	2.65	3.23	1.82	.90	1.38
Less Dividends and Distributions:
Dividends from net investment income	(.16)	(.16)	(.15)	(.05)	(.07)
Distributions from net realized gains	(1.12)	(.49)	(.79)	-	-
Total dividends and distributions	(1.28)	(.65)	(.94)	(.05)	(.07)
Net asset value, end of year	$16.86	$15.49	$12.91	$12.03	$11.18
Total Return(b):	18.39%	26.28%	16.41%	8.04%	14.09%

Ratios/Supplemental Data:
Net assets, end of year (000)	$42,134	$34,851	$34,551	$32,419	$141,793
Average net assets (000)	$38,052	$37,799	$32,953	$144,295	$145,193
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.91%	.95%	.95%	1.42%	1.18%
Expenses before waivers and/or expense reimbursement	.91%	1.00%	1.10%	1.44%	1.18%
Net investment income	.99%	1.25%	1.21%	.58%	.76%
Portfolio turnover rate	91%	94%	89%	121%	116%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include the expenses of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

46

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 9:

We have audited the accompanying statement of assets and liabilities of Prudential Large Cap Core Equity Fund, a series of Prudential Investment Portfolios 9, (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 16, 2014

Prudential Large-Cap Core Equity Fund	47

Tax Information

We are advising you that during the fiscal year ended October 31, 2014, the Fund reports the maximum amount allowed per share but not less than $0.95 for Class A, B, C, X and Z shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended October 31, 2014, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
Prudential Large-Cap Core Equity Fund	94.64%	92.89%

In January 2015, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends and distributions received by you in calendar year 2014.

48

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Ellen S. Alberding (56) Board Member Portfolios Overseen: 69	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (62) Board Member Portfolios Overseen: 70	Managing Director (since April 2008) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (62) Board Member Portfolios Overseen: 70	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Large-Cap Core Equity Fund

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Keith F. Hartstein (58) Board Member Portfolios Overseen: 70	Retired; Formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (69) Board Member Portfolios Overseen: 69	Retired (since February 2005); Formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Douglas H. McCorkindale (75) Board Member Portfolios Overseen: 69	Retired; Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (72) Board Member Portfolios Overseen: 70	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
James E. Quinn (62) Board Member Portfolios Overseen: 69	Retired; Formerly President (2003-2012) and Director (2003-2008), and Vice Chairman and Director (1998-2003), Tiffany & Company (jewelry retailing); Director, Mutual of America Capital Management Corporation (asset management) (since 1996); Director, Hofstra University (since 2008); Vice Chairman, Museum of the City of New York (since 1994).	Director of Deckers Outdoor Corporation (footwear manufacturer) (since 2011).
Richard A. Redeker (71) Board Member & Independent Chair Portfolios Overseen: 70	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.

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Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Robin B. Smith (75) Board Member Portfolios Overseen:70	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (71) Board Member Portfolios Overseen: 70	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (52) Board Member & President Portfolios Overseen: 64	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (41) Board Member & Vice President Portfolios Overseen: 70	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

Prudential Large-Cap Core Equity Fund

Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Grace C. Torres* (55) Board Member Portfolios Overseen: 65	Retired; Formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	None.

* Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a non-management Interested Board Member.

(1) The year that each individual joined the Fund’s Board is as follows:

Ellen S. Alberding, 2013; Linda W. Bynoe, 2005; Douglas H. McCorkindale, 1998; Richard A. Redeker, 1998; Robin B. Smith, 1998; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Stephen P. Munn, 2008; James E. Quinn, 2013; Stuart S. Parker, Board Member since 2012 and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (59) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012

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Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Chad A. Earnst (39) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (56) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (56) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005
Claudia DiGiacomo (40) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (52) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Amanda S. Ryan (36) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Theresa C. Thompson (52) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008

Prudential Large-Cap Core Equity Fund

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Richard W. Kinville (46) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (50) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014); Vice President (since 2005) of Prudential Investments LLC.	Since 2006
Peter Parrella (56) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (47) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (53) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

■	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

■	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

■

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

■

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

■

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of Prudential Large-Cap Core Equity Fund (the “Fund”)1 consists of thirteen individuals, eleven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Quantitative Management Associates LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 9-11, 2014 and approved the renewal of the agreements through July 31, 2015, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.2

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and QMA. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations,

[1]	Prudential Large-Cap Core Equity Fund is a series of Prudential Investment Portfolios 9.
[2]	Grace C. Torres was elected to the Board as of December 2014, and therefore did not participate in the consideration of these approvals.

Prudential Large-Cap Core Equity Fund

Approval of Advisory Agreements (continued)

the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 9-11, 2014.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and QMA, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and QMA. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Fund. The Board also considered the investment subadvisory services provided by QMA, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and QMA, and also considered the qualifications, backgrounds and responsibilities of QMA’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and QMA. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and QMA. The Board noted that QMA is affiliated with PI.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by QMA, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and QMA under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board separately considered information regarding the profitability of the subadviser, an affiliate of PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

In 2013, PI and the Board retained an outside business consulting firm, in order to assist the Board in its consideration of the renewal of the management and subadvisory agreements, by reviewing management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm’s analysis and conclusions with respect to the Funds’ management fee structures were presented to the Board and PI at the December 3-5, 2013 meeting, and were discussed extensively by the Board and PI over the following two quarters.

The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets, the Fund does not realize the effect of those rate reductions. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Prudential Large-Cap Core Equity Fund

Approval of Advisory Agreements (continued)

Other Benefits to PI and QMA

The Board considered potential ancillary benefits that might be received by PI and QMA and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to its reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2013.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2013. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Large-Cap Core Funds Performance Universe) and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be

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applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	1st Quartile	2nd Quartile	2nd Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.
•	The Board and PI agreed to retain the existing expense cap of 0.95% (exclusive of 12b-1 and certain other fees) through February 28, 2015.
•	The Board concluded that, in light of the Fund’s strong performance, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Large-Cap Core Equity Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • James E. Quinn • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary •
Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Large-Cap Core Equity Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL LARGE-CAP CORE EQUITY FUND

SHARE CLASS	A	B	C	Z
NASDAQ	PTMAX	PTMBX	PTMCX	PTEZX
CUSIP	74441J100	74441J209	74441J308	74441J407

MF187E    0270909-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL ABSOLUTE RETURN BOND FUND

ANNUAL REPORT • OCTOBER 31, 2014

Fund Type

Absolute Return Bond

Objective

To seek positive returns over the long term, regardless of market conditions

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS). Prudential Fixed Income is a unit of Prudential Investment Management, Inc. (PIM), a registered investment adviser. PIMS and PIM are Prudential Financial companies. © 2014 Prudential Financial, Inc. and its related entities. Prudential Investments LLC, Prudential, the Prudential logo, Bring Your Challenges, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

December 15, 2014

Dear Shareholder:

We hope you find the annual report for the Prudential Absolute Return Bond Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2014.

Since market conditions change over time, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Absolute Return Bond Fund

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Absolute Return Bond Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 10/31/14
	One Year	Since Inception
Class A	2.76%	9.01% (3/30/11)
Class C	1.97	6.23 (3/30/11)
Class Q	3.06	10.30 (3/30/11)
Class Z	3.00	10.12 (3/30/11)
BofA ML USD LIBOR 3-Month CM Index	0.24	1.19
Lipper Alternative Credit Focus Funds Average	2.41	10.82

Average Annual Total Returns (With Sales Charges) as of 9/30/14
	One Year	Since Inception
Class A	–1.22%	1.06% (3/30/11)
Class C	1.54	1.63 (3/30/11)
Class Q	3.73	2.73 (3/30/11)
Class Z	3.57	2.66 (3/30/11)
BofA ML USD LIBOR 3-Month CM Index	0.24	0.33
Lipper Alternative Credit Focus Funds Average	3.34	2.92

Average Annual Total Returns (With Sales Charges) as of 10/31/14
	One Year	Since Inception
Class A	–1.87%	1.13% (3/30/11)
Class C	0.97	1.70 (3/30/11)
Class Q	3.06	2.77 (3/30/11)
Class Z	3.00	2.72 (3/30/11)

Average Annual Total Returns (Without Sales Charges) as of 10/31/14
	One Year	Since Inception
Class A	2.76%	2.43% (3/30/11)
Class C	1.97	1.70 (3/30/11)
Class Q	3.06	2.77 (3/30/11)
Class Z	3.00	2.72 (3/30/11)

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Absolute Return Bond Fund (Class A shares) with a similar investment in the BofAML USD LIBOR 3-Month Constant Maturity (CM) Index by portraying the initial account values at the commencement of operations for Class A shares (March 30, 2011) and the account values at the end of the current fiscal year (October 31, 2014) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class C, Class Q, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 years of returns.

Prudential Absolute Return Bond Fund	3

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Q	Class Z
Maximum initial sales charge	4.5% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	1% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1%	None	None

Benchmark Definitions

BofA ML USD LIBOR 3-Month CM Index

The BofA Merrill Lynch US Dollar LIBOR 3-Month Constant Maturity (CM) Index is an unmanaged index that tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

Lipper Alternative Credit Focus Funds Average

The Lipper Alternative Credit Focus Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper Alternative Credit Focus Funds category for the periods noted. Funds in the Lipper Average are funds that, by prospectus language, invest in a wide range of credit-structured vehicles by using either fundamental credit research analysis or quantitative credit portfolio modeling trying to benefit from any changes in credit quality, credit spreads, and market liquidity.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes. The Since Inception returns for the Index and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

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Distributions and Yields as of 10/31/14
	Total Distributions Paid for 12 Months	30-Day SEC Yield
Class A	$0.30	2.25%
Class C	0.22	1.58
Class Q	0.33	2.67
Class Z	0.32	2.58

Five Largest Holdings expressed as a percentage of net assets as of 10/31/14
US Treasury Notes, 1.500%, 10/31/2019	3.6%
Anchorage Capital CLO Ltd., Series 2014-5A, 144A, 0.034%, 10/15/2026	0.9
Galaxy CLO Ltd. (Cayman Islands), Series 2014-18A, Class A, 144A, 1.704%, 10/15/2026	0.9
Voya CLO Ltd. (Cayman Islands), Series 2014-3A, Class A1, 144A, 1.649%, 07/25/2026	0.8
Italy Government International Bond (Italy), Sr. Unsec’d. Notes, 3.125%, 01/26/2015	0.7

Holdings reflect only long-term investments and are subject to change.

Credit Quality expressed as a percentage of total investments as of 10/31/14
AAA	27.79%
AA	6.02
A	14.70
BBB	16.49
BB	23.12
B	8.32
CCC	0.04
Not Rated	0.80
Cash/Cash Equivalents	2.72
Total Investments	100.00%

Source: PIM

Credit ratings reflect the highest rating assigned by Moody’s Investor Service, Inc. (Moody’s), Standard & Poor’s (S&P) or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, Moody’s ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. The Not Rated category consists of securities that have not been rated by Moody’s, S&P or Fitch. Credit ratings are subject to change.

Prudential Absolute Return Bond Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential Absolute Return Bond Fund’s Class A shares gained 2.76% for the 12-month reporting period that ended October 31, 2014, significantly outperforming the 0.24% return of the BofAML USD 3-Month LIBOR Constant Maturity Index (the Index). The Fund also outperformed the 2.41% gain of the Lipper Alternative Credit Focus Funds Average.

How did the US fixed income market perform?

The US fixed income market recorded solid gains during the reporting period, with spread sectors outperforming US Treasury securities. Spread sectors are commercial mortgage-backed securities, corporate bonds, and other types of debt securities that provide extra yield (spread) over similar-duration US Treasury securities to compensate for the greater credit risk associated with investing in them. During the period, US-dollar-denominated emerging markets debt, investment grade corporate bonds, and high yield corporate bonds generated the strongest returns. Commercial mortgage-backed securities (CMBS), asset-backed securities, and mortgage-backed securities also posted gains.

•

When the period began, the Federal Reserve (Fed) was widely expected to announce the reduction (or tapering) of its quantitative easing asset purchase program. The fixed income markets performed poorly in anticipation that the Fed would combine a tapering announcement with a shift in its policy of low interest rates. The bellwether 10-year US Treasury yield rose, reaching a high of more than 3%. However, that increase was more gradual than the surge that followed Fed hints of a possible taper earlier in 2013.

•

In December, the Fed announced it would begin reducing its asset purchases in January 2014. After the Fed starting tapering asset purchases, longer-term US Treasury yields fell, continuing to decline during the period overall.

•

In the first quarter of 2014, severe weather hit much of the US, significantly depressing economic activity. The lull suggested the Fed might maintain lower interest rates for longer. Inflation remained muted. Longer-term interest rates fell, as market participants signaled their confidence in the Fed’s ability and willingness to control inflation over the long term. The fixed income market generated a positive return during the first quarter, with most sectors adding to their 2013 gains or erasing the majority of that calendar year’s losses.

•

Fixed income markets continued to record gains in the second quarter, despite mixed US economic data, weaker economic growth in China, and geopolitical turmoil in the Middle East and Russia/Ukraine. While US economic growth continued to recover from the effects of the harsh winter weather, market

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participants seemed focused on weak first-quarter GDP, which was steadily revised lower during the second quarter—dampening growth projections for the 2014 calendar year. Meanwhile, as the US job market improved and inflation edged up, the Fed said it might raise short-term interest rates sooner than previously expected.

•

Events of the third quarter 2014 triggered a wave of risk aversion in the fixed income markets. Many spread sectors, including investment grade corporate bonds, high yield corporate debt, and emerging markets debt, underperformed US Treasuries. Although the global economic recovery remained sluggish, US growth continued at an annualized pace of approximately 2%. US unemployment also declined. As a result, the Fed appeared increasingly likely to hike short-term rates during 2015.

•	In October 2014, the Fed concluded its quantitative easing asset purchase program.

Which strategies helped the Fund’s performance?

Prudential Fixed Income manages the Fund, which outperformed the Index by a significant amount because of effective management of duration and yield curve positioning as well as its sector allocation strategy and favorable security selection within a number of sectors. The Index does not include any bonds but closely tracks the three-month London interbank offered rate (LIBOR), the most widely used benchmark for short-term interest rates.

•

The Fund employs an absolute return strategy that seeks to mitigate (or even eliminate) interest-rate risk when appropriate. During the reporting period, the Fund benefited from its strategy to manage duration, which is a measure of the interest rate sensitivity of a bond portfolio or debt securities that is expressed as a number of years. The Fund maintains an overall duration less than plus/minus three years. The longer the duration, the greater the potential risk and reward when interest rates move. The Fund had a long duration bias for most of the period, allowing it to benefit from falling US and global interest rates.

•

Also contributing positively was the Fund’s positioning for flatter yield curves. Yield curves are single line graphs that illustrate the relationship between the yields and maturities of fixed income securities. The slope of most yield curves flattened during the period, as shorter-term yields rose and longer-term yields fell.

•

Sector allocations also added to performance. Most notably, the Fund benefited from its allocations to high yield corporate bonds, US high yield loans, emerging market debt, investment grade corporate bonds, and CMBS.

Prudential Absolute Return Bond Fund	7

Strategy and Performance Overview (continued)

•	Security selection among non-agency mortgage-backed securities, high yield corporate bonds, and developed markets sovereign bonds also contributed positively.

Which strategies detracted from the Fund’s performance?

Security selection within high yield corporate bonds and high yield loans hampered results, as the Fund’s higher-quality, shorter-term holdings generally underperformed.

Did the Fund use derivatives and how did they affect performance?

The Fund uses derivatives when they facilitate implementation of the overall investment approach. During the reporting period, the Fund used interest rate futures and swaps to help manage US and global duration and yield curve exposure. These positions added modestly to performance. In addition, the Fund traded foreign exchange derivatives, which had positive returns.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2014, at the beginning of the period, and held through the six-month period ended October 31, 2014. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider

Prudential Absolute Return Bond Fund	9

Fees and Expenses (continued)

the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Absolute Return Bond Fund		Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,009.10	1.15%	$5.82
	Hypothetical	$1,000.00	$1,019.41	1.15%	$5.85

Class C	Actual	$1,000.00	$1,006.20	1.90%	$9.61
	Hypothetical	$1,000.00	$1,015.63	1.90%	$9.65

Class Q	Actual	$1,000.00	$1,010.70	0.85%	$4.31
	Hypothetical	$1,000.00	$1,020.92	0.85%	$4.33

Class Z	Actual	$1,000.00	$1,011.40	0.90%	$4.56
	Hypothetical	$1,000.00	$1,020.67	0.90%	$4.58

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2014, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2014 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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The Fund’s annualized expense ratios for the year ended October 31, 2014, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	1.27%	1.15%
C	1.97	1.90
Q	0.85	0.85
Z	0.97	0.90

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

Prudential Absolute Return Bond Fund	11

Portfolio of Investments

as of October 31, 2014

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS 96.3%

ASSET-BACKED SECURITIES 20.7%

Collateralized Debt Obligations 0.2%
Atrium VII CDO Corp. (Cayman Islands), Series 7AR, Class BR, 144A	1.988%(a)	11/16/22	2,500	$2,458,955
Landmark VIII CDO Ltd. (Cayman Islands), Series 2006-8A, Class A2, 144A	0.561(a)	10/19/20	2,500	2,470,499

				4,929,454

Collateralized Loan Obligations 11.1%
A Voce CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1A, 144A	1.684(a)	07/15/26	20,250	20,048,162
ACAS CLO Ltd. (Cayman Islands), Series 2013-1A, Class A, 144A	1.411(a)	04/20/25	6,050	5,943,861
Series 2013-1A, Class B2, 144A	3.360	04/20/25	700	675,641
AIMCO CLO (Cayman Islands), Series 2014-AA, Class B1, 144A	2.223(a)	07/20/26	5,000	4,812,502
Series 2014-AA, Class B2, 144A	4.580	07/20/26	1,000	1,003,825
ALM Loan Funding CLO (Cayman Islands), Series 2014-11A, Class A2A, 144A	2.234(a)	10/17/26	750	724,836
Series 2014-14A, Class A2, 144A	2.334(a)	07/28/26	500	485,654
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.420(a)	07/13/25	8,600	8,446,155
Anchorage Capital CLO Ltd., Series 2014-5A, 144A	0.034(b)	10/15/26	24,750	24,651,000
Atlas Senior Loan Fund CLO Ltd. (Cayman Islands), Series 2014-6A, Class A, 144A	1.796(a)	10/15/26	250	247,866
Babson CLO Ltd. (Cayman Islands), Series 2013-IA, Class A, 144A	1.331(a)	04/20/25	320	313,407
Series 2013-IIA, Class A2, 144A	1.981(a)	01/18/25	8,300	7,865,057
Ballyrock CLO LLC (Cayman Islands), Series 2013-1A, Class A, 144A	1.412(a)	05/20/25	9,800	9,624,605
Battalion CLO IV Ltd. (Cayman Islands), Series 2013-4A, Class A1, 144A	1.632(a)	10/22/25	5,450	5,393,227
Battalion CLO VII Ltd. (Cayman Islands), Series 2014-7A, Class A1, 144A	1.831(a)	10/17/26	12,500	12,487,500
Benefit Street Partners CLO II Ltd. (Cayman Islands), Series 2013-IIA, Class A1, 144A	1.431(a)	07/15/24	11,200	11,001,633
Series 2013-IIA, Class A2B, 144A	3.339	07/15/24	10,000	9,643,057

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	13

Portfolio of Investments

as of October 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Blue Hill CLO Ltd. (Cayman Islands), Series 2013-1A, Class A, 144A	1.711%(a)	01/15/26		6,300	$6,252,536
BMI CLO I (Cayman Islands), Series 2013-1AR, Class A1R, 144A	1.172(a)	08/01/21		6,899	6,858,541
Brookside Mill CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.378(a)	04/17/25		10,300	10,108,267
Series 2013-1A, Class B2, 144A	3.020	04/17/25		6,200	5,882,675
Carlyle Global Market Strategies CLO (Cayman Islands), Series 2012-4A, Class B1, 144A	2.481(a)	01/20/25		3,500	3,424,373
Series 2013-1A, Class A1, 144A	1.533(a)	02/14/25		9,700	9,576,545
Cavalry CLO II (Cayman Islands), Series 2013-2A, Class A, 144A	1.578(a)	01/17/24		4,200	4,152,698
ECP CLO Ltd. (Cayman Islands), Series 2014-6A, Class A1A, 144A	1.685(a)	07/15/26		7,600	7,523,910
Fraser Sullivan CLO Ltd. (Cayman Islands), Series 2006-1A, Class B, 144A	0.704(a)	03/15/20		500	494,912
Galaxy CLO Ltd. (Cayman Islands), Series 2014-18A, Class A, 144A	1.704(a)	10/15/26		23,800	23,582,701
ING Investment Management CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.370(a)	04/15/24		4,100	4,018,536
ING Investment Management CLO Ltd., Series 2013-2A, Class A2B, 144A	3.070	04/25/25		2,000	1,900,451
LightPoint Pan-European CLO PLC (Ireland), Series 2006-1A, Class A, 144A	0.338(a)	01/31/22	EUR	226	281,455
Magnetite VI CLO Ltd. (Cayman Islands), Series 2012-6A, Class A, 144A	1.734(a)	09/15/23		12,900	12,861,374
Magnetite IX CLO Ltd. (Cayman Islands), Series 2014-9A, Class A1, 144A	1.700(a)	07/25/26		16,500	16,311,032
Marine Park CLO Ltd. (Cayman Islands), Series 2012-1A, Class A1A, 144A	1.701(a)	05/18/23		250	248,940
Mayport CLO Ltd. (Cayman Islands), Series 2006-1A, Class A1L, 144A	0.485(a)	02/22/20		466	465,996
Ocean Trails CLO IV (Cayman Islands), Series 2013-4A, Class A, 144A	1.534(a)	08/13/25		9,900	9,760,668
OCP CLO Ltd. (Cayman Islands), Series 2012-2A, Class A2, 144A	1.715(a)	11/22/23		500	498,977

See Notes to Financial Statements.

14

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Shackleton CLO Ltd. (Cayman Islands), Series 2013-3A, Class B2, 144A	3.440%	04/15/25	2,800	$2,715,453
Sheridan Square CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.281(a)	04/15/25	10,400	10,159,605
Silver Spring CLO Ltd. (Cayman Islands), Series 2014-1A, Class A, 144A	1.721(a)	10/15/26	2,750	2,721,410
Sound Point CLO Ltd. (Cayman Islands), Series 2012-1A, Class B, 144A	2.931(a)	10/20/23	550	546,859
THL Credit Wind River CLO Ltd. (Cayman Islands), Series 2013-2A, Class A1, 144A	1.681(a)	01/18/26	4,750	4,707,626
Tyron Park CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.351(a)	07/15/25	12,500	12,258,211
Voya CLO Ltd. (Cayman Islands), Series 2014-3A, Class A1, 144A	1.649(a)	07/25/26	23,000	22,736,666

				303,418,405

Non-Residential Mortgage-Backed Securities 0.7%
Chase Issuance Trust, Series 2007-C1, Class C1	0.613(a)	04/15/19	1,000	993,323
Citibank Credit Card Issuance Trust, Series 2005-C2, Class C2	0.623(a)	03/24/17	4,800	4,799,117
GEM Ligos III Ltd. (Cayman Islands), Series 2006-3A, Class A1, 144A	0.661(a)	03/23/21	804	803,014
Series 2006-3A, Class A2, 144A	0.881(a)	03/23/21	4,000	3,857,129
GEMC Ltd. (Cayman Islands), Series 2005-8A, Class A2, 144A	0.823(a)	06/23/17	1,242	1,241,416
Series 2005-8A, Class A3, 144A	1.123(a)	06/23/17	3,500	3,487,795
OZLM Funding IV Ltd. (Cayman Islands), Series 2013-4A, Class A1, 144A	1.382(a)	07/22/25	4,200	4,117,079
Sierra Timeshare Receivables Funding LLC, Series 2012-3A, Class A, 144A	1.870	08/20/29	347	349,438
Slater Mill Loan Fund LP (Cayman Islands), Series 2012-1A, Class B, 144A	2.881(a)	08/17/22	250	248,291
SVO VOI Mortgage LLC, Series 2012-AA, Class A, 144A	2.000	09/20/29	526	527,275

				20,423,877

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	15

Portfolio of Investments

as of October 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities 8.7%
Accredited Mortgage Loan Trust, Series 2004-3, Class 2A2	1.352%(a)	10/25/34	5,348	$5,333,752
Series 2004-3, Class 2A5	1.232(a)	10/25/34	2,671	2,628,722
Series 2005-3, Class M1	0.600(a)	09/25/35	2,000	1,954,728
ACE Securities Corp. Home Equity Loan Trust, Series 2004-FM1, Class M1	1.052(a)	09/25/33	691	645,527
Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates, Series 2004-4, Class A1	0.872(a)	10/25/34	2,918	2,869,021
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2003-1, Class M1	1.505(a)	02/25/33	2,531	2,389,250
Series 2003-10, Class AV1	0.915(a)	12/25/33	5,535	5,376,883
Series 2005-R10, Class A2C	0.482(a)	01/25/36	564	552,683
Amortizing Residential Collateral Trust, Series 2002-BC8, Class A3	1.152(a)	11/25/32	1,050	1,014,768
Argent Securities, Inc., Series 2003-W5, Class M1	1.205(a)	10/25/33	83	80,925
Series 2003-W7, Class A2	0.935(a)	03/25/34	1,535	1,473,704
Series 2003-W7, Class M1	1.190(a)	03/25/34	1,912	1,867,654
Argent Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2003-W8, Class M1	1.205(a)	12/25/33	1,191	1,150,777
Series 2003-W9, Class M1	1.190(a)	01/25/34	1,536	1,474,260
Series 2004-W6, Class AF	4.123	05/25/34	323	327,628
Series 2004-W6, Class AV5	0.952(a)	05/25/34	587	545,730
Asset Backed Funding Certificates, Series 2004-OPT5, Class A1	0.852(a)	06/25/34	1,704	1,582,977
Asset-Backed Pass-Through Certificates, Series 2004-R2, Class A1A	0.845(a)	04/25/34	4,541	4,499,528
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2003-HE6, Class A2	0.832(a)	11/25/33	1,758	1,661,043
Series 2003-HE6, Class A3B	1.112(a)	11/25/33	3,546	3,371,713
Series 2004-HE6, Class A2	0.872(a)	09/25/34	1,665	1,645,012
Series 2005-HE1, Class M1	0.902(a)	03/25/35	7,134	6,847,501
Bear Stearns Asset-Backed Securities I Trust, Series 2004-FR2, Class M2	1.172(a)	06/25/34	1,100	988,487
Series 2004-HE11, Class M2	1.730(a)	12/25/34	6,280	6,192,268

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities (cont’d.)
Bear Stearns Asset-Backed Securities Trust, Series 2002-2, Class A1	0.812%(a)	10/25/32	1,317	$1,248,946
Series 2003-3, Class A2	0.742(a)	06/25/43	215	211,671
Series 2003-HE1, Class M1	1.250(a)	01/25/34	2,418	2,326,921
Series 2004-HE5, Class M1	1.007(a)	07/25/34	5,039	4,780,313
Chase Funding Trust, Series 2002-3, Class 2A1	0.792(a)	08/25/32	233	211,668
Series 2003-4, Class 1A5	5.416	05/25/33	1,326	1,384,875
Citigroup Mortgage Loan Trust, Inc., Series 2005-OPT1, Class M1	0.782(a)	02/25/35	317	303,779
Series 2005-WF1, Class A5	5.010(a)	11/25/34	474	488,533
Countrywide Asset-Backed Certificates, Series 2003-BC4, Class M1	1.202(a)	07/25/33	474	446,690
Series 2004-1, Class M1	0.902(a)	03/25/34	337	321,375
Series 2004-3, Class 1A	0.572(a)	08/25/34	8,662	7,927,749
Series 2004-6, Class 1A1	0.692(a)	12/25/34	2,463	2,331,398
Series 2004-BC4, Class M1	1.202(a)	11/25/34	1,380	1,288,829
Credit-Based Asset Servicing and Securitization LLC, Series 2003-CB3, Class AF1	3.379	12/25/32	242	235,280
Series 2003-CB5, Class M1	1.175(a)	11/25/33	230	218,740
Series 2004-CB1, Class AF1	4.520	10/25/32	1,974	1,966,124
Encore Credit Receivables Trust, Series 2005-2, Class M2	0.842(a)	11/25/35	3,075	2,995,659
EquiFirst Mortgage Loan Trust, Series 2005-1, Class M2	0.602(a)	04/25/35	1,531	1,424,410
Finance America Mortgage Loan Trust, Series 2003-1, Class M1	1.202(a)	09/25/33	273	256,766
Series 2004-2, Class M1	0.977(a)	08/25/34	8,574	7,879,657
First Franklin Mortgage Loan Trust, Series 2004-FF5, Class A2	0.912(a)	08/25/34	2,002	1,827,963
Series 2005-FF3, Class M3	0.872(a)	04/25/35	6,500	6,252,519
First NLC Trust, Series 2005-2, Class M1	0.632(a)	09/25/35	1,375	1,299,841
Fremont Home Loan Trust, Series 2004-4, Class M1	0.947(a)	03/25/35	2,512	2,337,788
GSAMP Trust, Series 2003-HE2, Class A1A, 144A	0.752(a)	08/25/33	1,257	1,156,806
Series 2004-AR1, Class A2B	1.352(a)	06/25/34	1,422	1,385,284
Series 2004-FM2, Class M1	0.902(a)	01/25/34	2,673	2,550,159
Series 2004-NC2, Class A1B	1.052(a)	10/25/34	1,787	1,652,884

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	17

Portfolio of Investments

as of October 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities (cont’d.)
Home Equity Asset Trust, Series 2003-6, Class M1	1.202%(a)	02/25/34	1,771	$1,669,469
Series 2004-3, Class M1	1.007(a)	08/25/34	1,959	1,851,140
Series 2004-7, Class A2	0.992(a)	01/25/35	1,050	989,846
HSBC Home Equity Loan Trust, Series 2006-1, Class A1	0.317(a)	01/20/36	240	238,414
Series 2006-1, Class M1	0.437(a)	01/20/36	900	894,821
Series 2006-2, Class A2	0.337(a)	03/20/36	329	326,681
Series 2007-3, Class A4	1.657(a)	11/20/36	1,020	1,019,416
JPMorgan Mortgage Acquisition Corp., Series 2005-OPT2, Class M1	0.582(a)	12/25/35	916	849,811
Long Beach Mortgage Loan Trust, Series 2003-4, Class AV1	0.772(a)	08/25/33	1,464	1,355,999
Series 2004-2, Class A1	0.595(a)	06/25/34	985	914,304
LSTAR Securities Investment Trust, Series 2014-1, Class NOTE, 144A	3.257(a)	09/01/21	12,391	12,375,309
Mastr Asset-Backed Securities Trust, Series 2003-OPT1, Class M2	2.927(a)	12/25/32	3,633	3,535,630
Series 2003-WMC2, Class M2	2.630(a)	08/25/33	1,750	1,712,757
Series 2005-NC1, Class M1	0.872(a)	12/25/34	8,247	7,462,583
Morgan Stanley ABS Capital I, Inc. Trust, Series 2003-HE3, Class M1	1.172(a)	10/25/33	6,203	5,778,747
Series 2003-NC6, Class M1	1.352(a)	06/25/33	909	883,961
Series 2003-NC8, Class M1	1.202(a)	09/25/33	1,001	945,517
Series 2003-NC10, Class M1	1.172(a)	10/25/33	1,409	1,325,122
Series 2004-HE3, Class M1	1.007(a)	03/25/34	972	918,278
Series 2004-HE4, Class M1	1.052(a)	05/25/34	3,667	3,449,267
Series 2004-HE5, Class M1	1.097(a)	06/25/34	1,408	1,318,771
Series 2004-NC3, Class M1	0.947(a)	03/25/34	3,500	3,318,019
Series 2004-NC5, Class M1	1.052(a)	05/25/34	443	402,744
Series 2004-NC6, Class M1	1.052(a)	07/25/34	2,710	2,553,193
Series 2004-OP1, Class M1	1.022(a)	11/25/34	1,941	1,737,244
Series 2004-WMC1, Class M1	1.082(a)	06/25/34	220	206,009
Morgan Stanley Home Equity Loan Trust, Series 2006-1, Class A2C	0.482(a)	12/25/35	373	350,851
New Century Home Equity Loan Trust, Series 2005-3, Class M2	0.642(a)	07/25/35	1,500	1,427,712
Option One Mortgage Accep Corp. Asset-Backed Certificates, Series 2003-3, Class A1	0.732(a)	06/25/33	2,315	2,174,005

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities (cont’d.)
Option One Mortgage Loan Trust, Series 2003-4, Class A2	0.792%(a)	07/25/33	969	$897,004
Series 2004-1, Class M1	1.052(a)	01/25/34	2,382	2,214,512
Series 2005-1, Class A4	0.952(a)	02/25/35	782	765,815
Series 2005-3, Class M1	0.622(a)	08/25/35	2,000	1,910,100
Park Place Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2005-WCH1, Class M3	0.712(a)	01/25/36	1,500	1,400,419
Series 2005-WCW1, Class M1	0.602(a)	09/25/35	2,500	2,479,067
RAMP Trust, Series 2005-EFC2, Class M3	0.642(a)	07/25/35	3,509	3,380,286
Series 2005-EFC3, Class M3	0.642(a)	08/25/35	1,722	1,641,374
RASC Trust, Series 2005-KS3, Class M4	0.857(a)	04/25/35	2,000	1,923,082
Series 2005-KS8, Class M1	0.562(a)	08/25/35	144	143,088
Series 2005-KS11, Class M1	0.552(a)	12/25/35	800	721,669
Saxon Asset Securities Trust, Series 2005-3, Class M1	0.615(a)	11/25/35	1,600	1,568,582
Securitized Asset-Backed Receivables LLC Trust, Series 2004-NC1, Class M1	0.932(a)	02/25/34	1,969	1,820,881
Series 2004-OP1, Class M1	0.917(a)	02/25/34	6,414	6,016,376
Specialty Underwriting & Residential Finance Trust, Series 2003-BC4, Class M1	1.052(a)	11/25/34	2,570	2,379,000
Series 2004-BC2, Class M1	0.977(a)	05/25/35	4,034	3,822,478
Series 2004-BC3, Class M1	1.082(a)	07/25/35	2,425	2,290,239
Series 2004-BC4, Class A2C	1.132(a)	10/25/35	1,613	1,553,546
Structured Asset Investment Loan Trust, Series 2003-BC10, Class A4	1.152(a)	10/25/33	2,658	2,506,294
Series 2004-1, Class A3	0.952(a)	02/25/34	4,380	4,163,101
Series 2004-8, Class A8	1.152(a)	09/25/34	2,123	2,095,320
Series 2004-9, Class A7	1.152(a)	10/25/34	6,015	5,943,444
Series 2005-3, Class M2	0.812(a)	04/25/35	2,000	1,845,956
Series 2005-4, Class M2	0.812(a)	05/25/35	4,000	3,864,848
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2005-WF4, Class M1	0.552(a)	11/25/35	250	240,869
Vericrest Opportunity Loan Transferee, Series 2014-NPL7, Class A1, 144A	3.125	08/27/57	6,000	5,886,318

				238,646,456

TOTAL ASSET-BACKED SECURITIES (cost $568,408,147)				567,418,192

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	19

Portfolio of Investments

as of October 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
BANK LOANS(a) 5.6%

Aerospace & Defense
Wesco Aircraft Hardware Corp.	2.660%	12/07/17		871	$865,680

Airlines 0.1%
United Airlines	3.500	04/01/19		1,305	1,277,065

Automotive 0.1%
Allison Transmision, Inc.	2.910	08/07/17		265	263,167
Chrysler Group LLC	3.250	12/31/18		2,487	2,460,864
Chrysler Group LLC	3.500	05/24/17		81	80,203

					2,804,234

Brokerage 0.1%
LPL Holdings, Inc.	3.250	03/29/19		1,481	1,458,985

Cable 0.1%
CSC Holdings LLC	2.733	04/17/20		2,326	2,273,316
Virgin Media Investment Holdings Ltd. (United Kingdom)	3.500	06/08/20		1,500	1,478,125

					3,751,441

Capital Goods 0.4%
ADS Waste Holdings, Inc.	3.750	10/09/19		1,481	1,446,349
Allflex Holdings III, Inc. (original cost $990,000; purchased 06/07/13)(c)(d)	4.250	07/17/20		990	967,477
OGF SA, Private Placement (original cost $3,773,315; purchased 09/04/13)(c)(d)	4.004	10/30/20	EUR	2,885	3,616,009
RAC PLC (original cost $505,875; purchased 03/06/14)(c)(d)	5.261	10/29/19	GBP	300	478,708
RBS Global, Inc./Rexnord LLC	4.000	08/21/20		3,465	3,409,931

					9,918,474

Chemicals 0.2%
Axalta Coating Systems US Holdings	3.750	02/03/20		1,907	1,874,337
CeramTec GmbH (Germany)	4.750	08/31/20	EUR	1,700	2,129,909
Macdermid, Inc.	4.000	06/07/20		988	963,122

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
BANK LOANS(a) (Continued)

Chemicals (cont’d.)
OXEA Finance & Cy SCA (Luxembourg) (original cost $1,739,099; purchased 06/06/13)(c)(d)	4.500%	01/15/20	EUR	1,320	$1,608,265

					6,575,633

Consumer 0.2%
Seaworld Parks & Entertainment, Inc.	3.000	05/14/20		2,291	2,188,013
Spectrum Brands, Inc.	3.000	09/04/17		1,907	1,891,513

					4,079,526

Electric 0.1%
Calpine Construction Finance Co. LP	3.000	05/04/20		518	502,723
Calpine Corp.	4.000	10/09/19		490	484,335
NRG Energy, Inc.	2.750	06/29/18		1,716	1,682,773

					2,669,831

Energy - Other 0.1%
Seadrill Operating LP	4.000	02/19/21		3,383	3,193,272

Food & Beverage 1.1%
B.C. Unlimited Liability Co.	4.500	10/27/21		2,550	2,546,458
Albertsons Holdings LLC	4.000	08/23/19		16,800	16,750,994
Darling International, Inc.	3.250	01/06/21		1,493	1,481,306
Dunkin Brands, Inc.	3.250	02/08/21		1,231	1,206,367
H.J. Heinz Co.	3.250	06/07/19		1,975	1,956,621
H.J. Heinz Co.	3.500	06/05/20		1,995	1,980,819
Pinnacle Foods Finance LLC	3.250	04/29/20		1,656	1,622,169
US Foods, Inc.	4.500	03/29/19		3,491	3,480,978

					31,025,712

Gaming 0.1%
Boyd Gaming Corp.	4.000	08/14/20		801	792,646
CCM Merger, Inc. (original cost $364,592; purchased 07/30/14)(c)(d)	4.500	08/06/21		367	365,510
MGM Resorts International	2.983	12/20/17		1,474	1,461,960

					2,620,116

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	21

Portfolio of Investments

as of October 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
BANK LOANS(a) (Continued)

Healthcare & Pharmaceutical 1.3%
Alere, Inc.	3.154%	06/30/16		43	$43,008
Biomet, Inc.	3.733	07/25/17		7,050	7,024,662
Capsugel Holdings US, Inc.	3.500	08/01/18		2,340	2,308,968
Catalent Pharma Solutions, Inc.	4.500	05/20/21		571	568,838
Community Health Systems, Inc.	2.733	01/25/19		4,833	4,744,724
Community Health Systems, Inc.	3.485	01/25/17		2,080	2,073,013
Community Health Systems, Inc.	4.250	01/27/21		361	361,085
DaVita Healthcare Partners, Inc.	3.500	06/24/21		3,940	3,897,910
Grifols SA	3.235	02/26/21		6,726	6,631,446
Hologic, Inc.	2.154	08/01/17		219	218,203
Mallinckrodt International Finance	3.500	03/19/21		3,050	3,018,411
Ortho Clinical Diagnostics	4.750	06/30/21		2,244	2,214,918
Quintiles Transnational Corp.	3.750	06/08/18		979	969,498
RPI Financial TR	3.250	05/09/18		382	380,456
Valeant Pharmaceuticals International, Inc.	3.750	08/05/20		2,000	1,983,334

					36,438,474

Leisure 0.1%
Activision Blizzard, Inc.	3.250	10/12/20		2,250	2,246,485

Lodging 0.2%
Hilton Worldwide Finance LLC	3.500	10/26/20		5,298	5,241,456

Media & Entertainment 0.2%
CBS Outdoor Americas CAP Co.	3.000	02/01/21		3,600	3,525,001
Entravision Communications Corp.	3.500	05/29/20		963	934,433
Nielsen Finance LLC	3.153	04/15/21		336	334,969

					4,794,403

Non-Captive Finance 0.2%
RBS WorldPay, Inc. (United Kingdom)	4.500	11/29/19		3,465	3,430,350
RBS WorldPay, Inc. (United Kingdom)	5.750	11/29/19	GBP	1,500	2,400,739

					5,831,089

Packaging
Berry Plastics Group, Inc.	3.750	01/06/21		997	979,622

Pipelines & Other 0.1%
Ruby Western Pipeline Holdings LLC	3.500	03/27/20		1,924	1,913,832

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
BANK LOANS(a) (Continued)

Retailers
Alliance Boots Ltd. (United Kingdom)	3.984%	07/09/17	GBP	325	$519,250

Technology 0.8%
Avago Technologies Finance Pte Ltd. (Indonesia)	3.750	05/06/21		5,985	5,962,556
BMC Software Finance, Inc.	5.000	09/10/20		2,244	2,213,030
CDW Corp.	3.250	04/29/20		1,231	1,202,628
First Data Corp.	3.733	03/26/18		141	139,416
First Data Corp.	3.733	09/24/18		225	222,750
Freescale Semiconductor, Inc.	4.250	02/28/20		99	97,074
Interactive Data Corp.	4.750	05/03/21		2,920	2,916,372
NXP BV (Netherlands)	3.250	01/10/20		421	416,192
Syniverse Holdings, Inc.	4.000	04/23/19		970	951,343
TransUnion LLC/TransUnion Financing Corp.	4.000	04/09/21		2,784	2,740,014
Vantiv LLC	2.233	06/13/19		988	970,219
Vantiv LLC	3.750	06/11/21		4,289	4,249,575

					22,081,169

Telecommunications 0.1%
Level 3 Finance, Inc.	4.000	01/15/20		1,000	991,000
SBA Senior Finance II, LLC	3.250	03/24/21		2,743	2,690,548

					3,681,548

TOTAL BANK LOANS (cost $155,298,647)					153,967,297

COMMERCIAL MORTGAGE-BACKED SECURITIES 12.0%
Banc of America Commercial Mortgage Trust, Series 2006-3, Class A4	5.889(a)	07/10/44		678	718,704
Series 2006-6, Class A2	5.309	10/10/45		36	36,421
Series 2006-6, Class A4	5.356	10/10/45		2,988	3,155,059
Series 2007-1, Class A4	5.451	01/15/49		1,895	2,044,213
Series 2007-2, Class A1A	5.730(a)	04/10/49		2,014	2,169,642
Series 2007-2, Class A3	5.754(a)	04/10/49		200	203,286
Series 2007-2, Class A4	5.781(a)	04/10/49		5,000	5,419,030
Series 2007-5, Class A1A	5.361	02/10/51		2,085	2,280,384
Series 2007-5, Class A3	5.620	02/10/51		1	709
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-2, Class AM	4.913(a)	07/10/43		50	50,703
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A3	5.736	06/11/50		122	123,511

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	23

Portfolio of Investments

as of October 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
CD Commercial Mortgage Trust, Series 2006-CD3, Class A5	5.617%	10/15/48	18	$18,826
Series 2007-CD4, Class A3	5.293	12/11/49	23	23,603
Series 2007-CD4, Class A4	5.322	12/11/49	6,325	6,760,685
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A4	5.710(a)	12/10/49	1,210	1,327,143
Series 2008-C7, Class A4	6.133(a)	12/10/49	4,000	4,432,288
Series 2013-GC11, Class A3	2.815	04/10/46	2,700	2,638,999
Series 2014-GC21, Class A4	3.575	05/10/47	6,230	6,403,748
Cobalt CMBS Commercial Mortgage Trust, Series 2006-C1, Class A4	5.223	08/15/48	6,709	7,116,705
COMM Mortgage Trust, Series 2012-CR1, Class A3	3.391	05/15/45	15	15,504
Series 2012-CR1, Class XA, IO	2.128(a)	05/15/45	14,903	1,597,667
Series 2012-CR5, Class A3	2.540	12/10/45	1,000	961,496
Series 2013-CR7, Class A3	2.929	03/10/46	265	262,606
Series 2013-CR10, Class A3	3.923	08/10/46	3,500	3,706,707
Series 2013-CR12, Class A2	2.904	10/10/46	10,200	10,535,386
Series 2014-CR18, Class A3	3.528	07/15/47	10,000	10,338,550
Series 2014-KYO, Class XCP, IO, 144A	0.969(a)	06/11/27	71,488	773,037
Series 2014-UBS2, Class XB, IO, 144A	0.139(a)	03/10/47	171,811	2,210,520
Series 2014-UBS3, Class A3	3.546	06/10/47	8,600	8,793,715
Series 2014-UBS4, Class A4	3.420	08/10/47	7,100	7,160,165
Commercial Mortgage Loan Trust, Series 2008-LS1, Class A1A	6.241(a)	12/10/49	1,274	1,409,612
Commercial Mortgage Trust, Series 2005-GG3, Class A4	4.799(a)	08/10/42	160	160,049
Series 2005-GG3, Class AJ	4.859(a)	08/10/42	1,200	1,203,200
Series 2005-GG5, Class A5	5.224(a)	04/10/37	6,927	7,077,704
Series 2005-GG5, Class AAB	5.190(a)	04/10/37	17	17,082
Series 2007-GG9, Class A2	5.381	03/10/39	130	131,136
Credit Suisse Commercial Mortgage Trust, Series 2006-C1, Class AM	5.463(a)	02/15/39	1,014	1,061,930
Series 2006-C3, Class A1A	5.806(a)	06/15/38	822	871,377
Series 2006-C5, Class A3	5.311	12/15/39	2,592	2,753,104
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C2, Class A4	4.832	04/15/37	3,337	3,341,985
Series 2005-C6, Class AM	5.230(a)	12/15/40	100	103,575
Federal National Mortgage Association, Series 2012-M8, Class X1, IO	2.191(a)	12/25/19	48,669	3,353,019

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
FHLMC Multifamily Structured Pass-Through Certificates, Series K007, Class X1, IO	1.188%(a)	04/25/20	5,283	$252,969
Series K008, Class X1, IO	1.656(a)	06/25/20	22,915	1,610,433
Series K010, Class X1, IO	0.366(a)	10/25/20	23,105	336,368
Series K018, Class X1, IO	1.445(a)	01/25/22	16,645	1,349,129
Series K020, Class X1, IO	1.467(a)	05/25/22	21,537	1,892,039
Series K021, Class X1, IO	1.507(a)	06/25/22	4,441	402,906
Series K025, Class X1, IO	0.901(a)	10/25/22	97,418	5,558,370
Series K036, Class X1, IO	0.801(a)	10/25/23	40,960	2,339,380
Series K501, Class X1A, IO	1.717(a)	08/25/16	342	7,662
Series K710, Class X1, IO	1.779(a)	05/25/19	492	33,616
Series K711, Class X1, IO	1.707(a)	07/25/19	3,959	264,001
GE Capital Commercial Mortgage Corp., Series 2005-C4, Class A4	5.490(a)	11/10/45	4,000	4,088,140
GE Commercial Mortgage Corp., Series 2007-C1, Class AAB	5.477	12/10/49	56	57,467
GMAC Commercial Mortgage Securities, Inc., Series 2005-C1, Class AM	4.754	05/10/43	425	429,869
GS Mortgage Securities Corp. II, Series 2013-GC10, Class XB, IO, 144A	0.500(a)	02/10/46	103,126	3,989,326
Series 2014-GC20, Class XB, IO	0.337(a)	04/10/47	28,307	993,293
GS Mortgage Securities Trust, Series 2013-GC12, Class A3	2.860	06/10/46	4,000	3,921,876
Series 2013-GC12, Class XB, IO	0.545(a)	06/10/46	37,400	1,582,394
Series 2013-GC14, Class A4	3.955	08/10/46	6,700	7,090,925
JPMBB Commercial Mortgage Securities Trust, Series 2013-C12, Class A3	3.272	07/15/45	4,413	4,548,007
Series 2014-C21, Class A4	3.493	08/15/47	7,100	7,213,323
Series 2014-C21, Class XB, IO	0.320(a)	08/15/47	45,056	1,380,876
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2012-LC9, Class A3	2.475	12/15/47	1,000	1,002,031
Series 2012-LC9, Class A4	2.611	12/15/47	1,700	1,640,764
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2004-CBX, Class AJ	4.951(a)	01/12/37	200	200,236
Series 2005-CB13, Class A3A1	5.244(a)	01/12/43	24	23,756
Series 2005-LDP2, Class AJ	4.842(a)	07/15/42	450	458,583
Series 2005-LDP2, Class AM	4.780	07/15/42	1,746	1,773,773
Series 2005-LDP3, Class A4B	4.996(a)	08/15/42	180	184,378

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	25

Portfolio of Investments

as of October 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
JPMorgan Chase Commercial Mortgage Securities Trust, (Continued)
Series 2005-LDP3, Class AJ	4.996%(a)	08/15/42	500	$510,078
Series 2005-LDP4, Class AM	4.999(a)	10/15/42	750	770,452
Series 2005-LDP5, Class A3	5.265(a)	12/15/44	628	628,559
Series 2006-CB14, Class AM	5.617(a)	12/12/44	1,000	1,045,428
Series 2006-LDP6, Class ASB	5.490(a)	04/15/43	37	37,723
Series 2007-CB20, Class A4	5.794(a)	02/12/51	60	65,577
Series 2007-LD11, Class A2	5.771(a)	06/15/49	29	29,331
Series 2007-LD11, Class A3	5.786(a)	06/15/49	218	221,202
Series 2007-LD11, Class A4	5.786(a)	06/15/49	1,109	1,202,246
Series 2007-LD12, Class A3	5.930(a)	02/15/51	171	171,573
Series 2007-LD12, Class A4	5.882(a)	02/15/51	4,000	4,372,904
Series 2011-C3, Class A2, 144A	3.673	02/15/46	348	360,830
Series 2012-C8, Class A2	1.797	10/15/45	2,000	2,015,548
Series 2013-C13, Class A3	3.525	01/15/46	4,630	4,830,173
Series 2013-FL3, Class XCP, IO, 144A	1.028(a)	04/15/28	36,923	25,108
Series 2013-LC11, Class A3	2.592	04/15/46	5,000	4,985,030
Series 2013-LC11, Class A4	2.694	04/15/46	6,350	6,137,650
Series 2013-LC11, Class XB, IO	0.585(a)	04/15/46	34,956	1,475,224
Series 2014-FL4, Class XCP, IO, 144A	0.673(a)	12/15/15	446,208	349,470
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class AM	5.263(a)	11/15/40	70	72,703
Series 2006-C7, Class A2	5.300	11/15/38	141	143,981
Merrill Lynch Mortgage Trust, Series 2005-LC1, Class AM	5.488(a)	01/12/44	102	106,299
Series 2006-C1, Class AM	5.862(a)	05/12/39	30	31,687
Series 2007-C1, Class A3	5.835(a)	06/12/50	438	439,556
ML-CFC Commercial Mortgage Trust, Series 2006-1, Class AM	5.701(a)	02/12/39	5,160	5,402,391
Series 2006-2, Class AM	6.071(a)	06/12/46	100	106,717
Series 2006-3, Class A4	5.414(a)	07/12/46	4,200	4,455,676
Series 2006-4, Class A2	5.112	12/12/49	16	15,958
Series 2006-4, Class A2FL	0.274(a)	12/12/49	7	7,029
Series 2007-5, Class A4	5.378	08/12/48	9,654	10,338,450
Series 2007-7, Class A4	5.744(a)	06/12/50	5,053	5,502,050
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C5, Class XB, IO, 144A	0.235(a)	08/15/45	65,968	1,244,091
Series 2013-C7, Class A3	2.655	02/15/46	3,000	2,901,342
Series 2013-C8, Class A3	2.863	12/15/48	6,900	6,774,910

See Notes to Financial Statements.

26

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Morgan Stanley Bank of America Merrill Lynch Trust, (Continued)
Series 2013-C8, Class XB, IO, 144A	0.497%(a)	12/15/48	68,276	$2,309,395
Series 2013-C9, Class A3	2.834	05/15/46	5,400	5,274,202
Series 2013-C10, Class A3	3.967(a)	07/15/46	10,000	10,652,510
Morgan Stanley Capital I Trust, Series 2005-IQ10, Class A4B	5.251(a)	09/15/42	1,000	1,030,565
Series 2006-HQ9, Class AM	5.773(a)	07/12/44	200	213,378
Series 2007-HQ11, Class A4	5.447(a)	02/12/44	4,100	4,413,724
Series 2007-HQ11, Class A31	5.439	02/12/44	28	27,867
Series 2007-HQ12, Class A2FX	5.592(a)	04/12/49	30	30,214
Series 2007-HQ12, Class A3	5.592(a)	04/12/49	2,380	2,424,282
Series 2007-IQ13, Class A1A	5.312	03/15/44	240	258,371
Series 2007-IQ14, Class AAB	5.654(a)	04/15/49	171	175,875
UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class A3	2.533	12/10/45	2,800	2,775,539
Series 2012-C4, Class A4	2.792	12/10/45	1,500	1,475,937
Series 2013-C5, Class A3	2.920	03/10/46	6,400	6,315,488
Series 2013-C6, Class A3	2.971	04/10/46	2,900	2,873,932
Series 2013-C6, Class XB, IO, 144A	0.406(a)	04/10/46	140,883	4,365,964
UBS-Citigroup Commercial Mortgage Trust, Series 2011-C1, Class A3	3.595	01/10/45	1,135	1,187,994
Wachovia Bank Commercial Mortgage Trust, Series 2005-C16, Class AJ	4.896(a)	10/15/41	655	654,652
Series 2005-C17, Class AJ	5.224(a)	03/15/42	1,368	1,376,308
Series 2005-C21, Class AM	5.240(a)	10/15/44	321	332,651
Series 2005-C22, Class A4	5.274(a)	12/15/44	3,685	3,801,056
Series 2006-C25, Class A5	5.712(a)	05/15/43	4,000	4,244,448
Series 2006-C27, Class A3	5.765(a)	07/15/45	7,374	7,768,937
Series 2006-C28, Class A4	5.572	10/15/48	4,667	4,978,174
Series 2007-C31, Class A4	5.509	04/15/47	2,500	2,676,233
Series 2007-C31, Class A5	5.500	04/15/47	3,415	3,708,751
Series 2007-C32, Class A1A	5.716(a)	06/15/49	2,620	2,838,197
Series 2007-C33, Class A4	5.941(a)	02/15/51	250	269,509
Series 2007-C34, Class A1A	5.608(a)	05/15/46	5,786	6,305,369
Wells Fargo Commercial Mortgage Trust, Series 2014-LC6, Class A4	3.548	08/15/50	9,000	9,211,590

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $334,064,856)				328,136,733

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	27

Portfolio of Investments

as of October 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS 42.6%

Aerospace & Defense 0.1%
B/E Aerospace, Inc., Sr. Unsec’d. Notes	5.250%	04/01/22	100	$111,250
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A	7.500	03/15/18	2,200	2,442,000
Textron, Inc., Sr. Unsec’d. Notes	4.625	09/21/16	500	531,839

				3,085,089

Airlines 0.3%
American Airlines, Pass-Through Trust, Series 2013-1, Class A, Pass Through Certificates	4.000	07/15/25	3,406	3,448,491
Continental Airlines, Inc., Pass-Through Trust, Series 2007-1, Class A, Pass-Through Certificates	5.983	04/19/22	1,007	1,112,988
Series 2012-2, Class A, Pass-Through Certificates	4.000	10/29/24	118	118,935
Delta Air Lines, Inc., Pass-Through Trust, Series 2007-1, Class A, Pass-Through Certificates	6.821	08/10/22	906	1,046,221
Series 2011-1, Class A, Pass-Through Certificates	5.300	04/15/19	89	96,025
United Airlines Pass-Through Trust, Series 2013-1, Class A, Pass-Through Certificates	4.300	08/15/25	2,450	2,529,625

				8,352,285

Automotive 1.5%
Chrysler Group LLC/CG Co-Issuer Inc., Sec’d. Notes	8.000	06/15/19	1,500	1,606,875
Sec’d. Notes	8.250	06/15/21	2,800	3,129,000
Daimler Finance North America LLC, Gtd. Notes, 144A	2.375	08/01/18	625	633,426
Gtd. Notes, 144A	2.950	01/11/17	750	777,724
Dana Holding Corp., Sr. Unsec’d. Notes	5.375	09/15/21	750	780,000
Sr. Unsec’d. Notes	6.500	02/15/19	1,713	1,779,379
Sr. Unsec’d. Notes	6.750	02/15/21	3,000	3,187,500
Ford Motor Co., Sr. Unsec’d. Notes	4.750	01/15/43	1,670	1,703,801
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	2.375	01/16/18	650	656,222

See Notes to Financial Statements.

28

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Automotive (cont’d.)
Ford Motor Credit Co. LLC, (Continued)
Sr. Unsec’d. Notes	2.597%	11/04/19	7,050	$7,026,531
Sr. Unsec’d. Notes	3.000	06/12/17	410	422,732
Sr. Unsec’d. Notes	4.207	04/15/16	200	208,717
Sr. Unsec’d. Notes	4.250	02/03/17	6,470	6,849,556
General Motors Co., Sr. Unsec’d. Notes	4.875	10/02/23	2,000	2,142,500
Sr. Unsec’d. Notes	6.250	10/02/43	2,230	2,653,700
General Motors Financial Co., Inc., Gtd. Notes	2.750	05/15/16	1,575	1,596,656
Gtd. Notes	3.250	05/15/18	575	587,937
Gtd. Notes	4.250	05/15/23	575	592,250
Harley-Davidson Financial Services, Inc., Gtd. Notes, MTN, 144A	2.700	03/15/17	25	25,757
Johnson Controls, Inc., Sr. Unsec’d. Notes	4.250	03/01/21	3,090	3,329,296
Lear Corp., Gtd. Notes	8.125	03/15/20	976	1,030,900

				40,720,459

Banking 9.4%
American Express Co., Sr. Unsec’d. Notes(e)	2.650	12/02/22	3,099	3,021,705
Asian Development Bank (Supranational Bank), Sr. Unsec’d. Notes, GMTN	1.125	11/25/14	10,000	10,005,500
Banco de Credito del Peru (Peru), Sr. Unsec’d. Notes, 144A	4.250	04/01/23	263	263,657
Bank of America Corp., Jr. Sub. Notes	5.125(a)	12/31/49	2,175	2,109,750
Jr. Sub. Notes	8.000(a)	12/29/49	3,190	3,433,237
Jr. Sub. Notes	8.125(a)	12/29/49	1,000	1,085,000
Sr. Unsec’d. Notes	4.100	07/24/23	3,450	3,601,631
Sr. Unsec’d. Notes	5.625	10/14/16	160	174,031
Sr. Unsec’d. Notes	5.700	01/24/22	2,945	3,390,496
Sr. Unsec’d. Notes	5.875	01/05/21	450	519,994
Sr. Unsec’d. Notes(e)	6.000	09/01/17	500	557,615
Sr. Unsec’d. Notes	7.625	06/01/19	490	594,341
Sr. Unsec’d. Notes, MTN	3.300	01/11/23	9,525	9,443,752
Sr. Unsec’d. Notes, MTN	4.000	04/01/24	2,200	2,273,194
Sr. Unsec’d. Notes, MTN	5.000	01/21/44	280	305,969
Sr. Unsec’d. Notes, MTN	5.875	02/07/42	385	470,377
Sub. Notes, MTN(e)	4.200	08/26/24	2,825	2,845,230

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	29

Portfolio of Investments

as of October 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Banking (cont’d.)
Bank of Tokyo-Mitsubishi UFJ Ltd. (The) (Japan), Sr. Unsec’d. Notes, 144A	3.750%	03/10/24	3,225	$3,335,572
Barclays Bank PLC (United Kingdom), Sr. Unsec’d. Notes(e)	3.750	05/15/24	4,225	4,279,131
BB&T Corp., Sr. Unsec’d. Notes, MTN	1.600	08/15/17	25	25,093
BPCE SA (France), Gtd. Notes, MTN(e)	2.500	07/15/19	5,950	5,954,343
Branch Banking & Trust Co., Sr. Unsec’d. Notes(f)	2.850	04/01/21	5,425	5,443,054
Sub. Notes	0.554(a)	09/13/16	1,500	1,496,805
Capital One Bank USA NA, Sr. Unsec’d. Notes	2.950	07/23/21	5,775	5,734,061
Sub. Notes	3.375	02/15/23	2,065	2,045,060
Capital One Financial Corp., Sr. Unsec’d. Notes	3.750	04/24/24	4,125	4,177,255
Sr. Unsec’d. Notes	4.750	07/15/21	300	330,278
Sub. Notes	6.150	09/01/16	110	119,709
Citigroup, Inc., Sr. Unsec’d. Notes(e)	3.375	03/01/23	7,400	7,381,174
Sr. Unsec’d. Notes(e)	3.875	10/25/23	2,350	2,419,177
Sr. Unsec’d. Notes	4.500	01/14/22	1,525	1,654,465
Sr. Unsec’d. Notes	8.125	07/15/39	1,455	2,189,742
Sr. Unsec’d. Notes	8.500	05/22/19	350	439,152
Sub. Notes(e)	3.500	05/15/23	2,500	2,447,582
Sub. Notes	4.050	07/30/22	550	565,811
Sub. Notes	4.875	05/07/15	250	255,303
Sub. Notes	6.675	09/13/43	1,000	1,271,553
Credit Suisse New York (Switzerland), Sr. Unsec’d. Notes, MTN	3.625	09/09/24	2,375	2,383,735
Deutsche Bank AG (Germany), Sr. Unsec’d. Notes(e)	3.700	05/30/24	3,275	3,303,915
Discover Bank, Sr. Unsec’d. Notes	2.000	02/21/18	1,200	1,194,721
Sr. Unsec’d. Notes	4.200	08/08/23	5,500	5,762,652
Sub. Notes	7.000	04/15/20	800	946,885
Fifth Third Bancorp, Sub. Notes(e)	4.300	01/16/24	4,975	5,176,677
Fifth Third Bank, Sr. Unsec’d. Notes	1.450	02/28/18	2,275	2,255,860
Sr. Unsec’d. Notes	2.375	04/25/19	1,075	1,081,103

See Notes to Financial Statements.

30

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Banking (cont’d.)
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.625%	01/22/23	6,000	$6,016,740
Sr. Unsec’d. Notes	5.125	01/15/15	100	100,838
Sr. Unsec’d. Notes	5.250	07/27/21	1,840	2,051,282
Sr. Unsec’d. Notes	5.750	01/24/22	4,590	5,287,827
Sr. Unsec’d. Notes	6.250	02/01/41	345	427,509
Sr. Unsec’d. Notes, MTN	4.000	03/03/24	1,875	1,915,993
Sr. Unsec’d. Notes, MTN	4.800	07/08/44	2,105	2,173,678
Sr. Unsec’d. Notes, MTN	6.000	06/15/20	4,450	5,117,549
Sub. Notes	5.625	01/15/17	130	141,020
HSBC Bank PLC (United Kingdom), Sr. Unsec’d. Notes, 144A	3.500	06/28/15	120	122,342
HSBC Holding PLC (United Kingdom), Sr. Unsec’d. Notes	4.000	03/30/22	1,600	1,701,107
Sub. Notes	6.500	05/02/36	610	763,239
Huntington Bancshares, Inc., Sr. Unsec’d. Notes	2.600	08/02/18	2,350	2,385,452
ING Bank NV (Netherlands), Sr. Unsec’d. Notes, 144A	2.000	09/25/15	300	303,451
Intesa Sanpaolo SpA (Italy), Bank Gtd. Notes	3.125	01/15/16	475	484,978
JPMorgan Chase & Co., Jr. Sub. Notes	5.150(a)	12/31/49	3,725	3,529,437
Jr. Sub. Notes	6.100(a)	12/31/49	3,400	3,408,500
Jr. Sub. Notes(e)	7.900(a)	04/29/49	130	140,888
Sr. Unsec’d. Notes	3.150	07/05/16	15	15,515
Sr. Unsec’d. Notes	3.200	01/25/23	9,500	9,425,064
Sr. Unsec’d. Notes	3.250	09/23/22	2,115	2,117,885
Sr. Unsec’d. Notes	4.500	01/24/22	720	783,272
Sr. Unsec’d. Notes	5.400	01/06/42	600	695,531
Sr. Unsec’d. Notes	6.000	01/15/18	130	146,532
Sub. Notes	3.375	05/01/23	1,925	1,879,782
KeyBank NA, Sr. Unsec’d. Notes	1.650	02/01/18	700	698,268
Lloyds Bank PLC (United Kingdom), Bank Gtd. Notes	6.375	01/21/21	4,570	5,472,232
Bank Gtd. Notes, MTN, 144A	5.800	01/13/20	100	116,022
Lloyds TSB Bank PLC (United Kingdom), Bank Gtd. Notes	2.300	11/27/18	1,100	1,107,291
Mizuho Bank Ltd. (Japan), Gtd. Notes, 144A	1.850	03/21/18	675	671,324
Morgan Stanley, Jr. Sub. Notes	5.450(a)	12/31/49	1,925	1,934,024

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	31

Portfolio of Investments

as of October 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Banking (cont’d.)
Morgan Stanley, (Continued)
Sr. Unsec’d. Notes	3.750%	02/25/23	7,150	$7,241,556
Sr. Unsec’d. Notes(e)	6.375	07/24/42	700	901,293
Sr. Unsec’d. Notes, GMTN	5.450	01/09/17	330	358,090
Sr. Unsec’d. Notes, MTN	2.125	04/25/18	2,880	2,887,978
Sr. Unsec’d. Notes, MTN(e)	5.500	07/28/21	1,900	2,166,338
Sr. Unsec’d. Notes, MTN	5.625	09/23/19	680	770,286
Sr. Unsec’d. Notes, MTN	6.250	08/28/17	1,930	2,160,127
Sr. Unsec’d. Notes, MTN	6.625	04/01/18	100	114,516
Sub. Notes, MTN	4.100	05/22/23	815	822,606
Sub. Notes, MTN	4.875	11/01/22	930	990,416
Sub. Notes, MTN	5.000	11/24/25	2,075	2,205,441
National Savings Bank, Sr. Unsec’d. Notes, RegS	8.875	09/18/18	2,000	2,267,600
Nordea Bank AB (Sweden), Sr. Unsec’d. Notes, 144A	1.625	05/15/18	4,125	4,099,223
Sr. Unsec’d. Notes, 144A	3.125	03/20/17	200	208,482
Northern Trust Corp., Sub. Notes	3.950	10/30/25	4,375	4,547,217
People’s United Bank, Sub. Notes	4.000	07/15/24	1,125	1,125,834
People’s United Financial, Inc., Sr. Unsec’d. Notes	3.650	12/06/22	325	328,209
PNC Bank NA, Sr. Unsec’d. Notes	3.300	10/30/24	6,225	6,201,401
Sub. Notes	2.950	01/30/23	900	874,253
Sub. Notes(f)	3.800	07/25/23	2,425	2,498,880
Sub. Notes	4.200	11/01/25	2,125	2,247,073
PNC Financial Services Group, Inc. (The), Sr. Unsec’d. Notes	2.854(g)	11/09/22	125	122,572
Sub. Notes	3.900	04/29/24	1,910	1,935,583
PNC Funding Corp., Bank Gtd. Notes	2.700	09/19/16	50	51,508
Royal Bank of Scotland Group PLC (The) (United Kingdom), Bank Gtd. Notes	4.875	03/16/15	100	101,476
Bank Gtd. Notes	6.125	01/11/21	350	411,510
Sr. Unsec’d. Notes	2.550	09/18/15	50	50,714
Santander Holdings USA, Inc., Sr. Unsec’d. Notes	3.000	09/24/15	75	76,266
Sr. Unsec’d. Notes	4.625	04/19/16	870	915,128
State Street Corp., Sr. Unsec’d. Notes	3.700	11/20/23	3,850	3,990,887

See Notes to Financial Statements.

32

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Banking (cont’d.)
Sumitomo Mitsui Banking Corp. (Japan), Bank Gtd. Notes	2.450%	01/10/19	1,925	$1,941,126
Bank Gtd. Notes	3.000	01/18/23	800	793,082
Gtd. Notes, GMTN	2.250	07/11/19	2,175	2,160,056
SunTrust Bank, Sr. Unsec’d. Notes	2.750	05/01/23	1,225	1,175,476
SunTrust Banks, Inc., Sr. Unsec’d. Notes	2.350	11/01/18	2,000	2,012,646
US Bancorp, Jr. Sub. Notes	3.442	02/01/16	130	133,889
Sub. Notes, MTN	2.950	07/15/22	25	24,526
Sub. Notes, MTN(e)	3.600	09/11/24	3,175	3,194,498
Wells Fargo & Co., Sr. Unsec’d. Notes	0.433(a)	10/28/15	200	200,131
Sr. Unsec’d. Notes, MTN(f)	3.000	01/22/21	3,700	3,764,158
Sr. Unsec’d. Notes, MTN	3.500	03/08/22	930	961,657
Sr. Unsec’d. Notes, MTN	4.600	04/01/21	250	276,139
Sub. Notes, MTN	4.125	08/15/23	2,900	3,024,706
Sub. Notes	5.606	01/15/44	1,460	1,672,529
Sub. Notes, MTN	4.650	11/04/44	3,185	3,174,544

				256,081,545

Brokerage 0.2%
Ameriprise Financial, Inc., Sr. Unsec’d. Notes	3.700	10/15/24	5,500	5,577,555
Jefferies Group LLC, Sr. Unsec’d. Notes	6.500	01/20/43	175	196,096
Nomura Holdings, Inc. (Japan), Sr. Unsec’d. Notes, MTN	2.000	09/13/16	540	546,753

				6,320,404

Building Materials & Construction 1.4%
Building Materials Corp. of America, Sr. Unsec’d. Notes, 144A (original cost $3,825,000; purchased 10/27/14)(c)	5.375	11/15/24	3,825	3,834,562
Sr. Unsec’d. Notes, 144A (original cost $1,090,000; purchased 12/06/13)(c)(d)(e)	6.750	05/01/21	1,000	1,072,500
Sr. Unsec’d. Notes, 144A (original cost $2,360,680; purchased 09/28/12-05/09/13)(c)(d)	6.875	08/15/18	2,176	2,259,776

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	33

Portfolio of Investments

as of October 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Building Materials & Construction (cont’d.)
Cemex Espana Luxembourg (Mexico), Sr. Sec’d. Notes, RegS	9.875%	04/30/19		1,770	$1,973,904
Cemex Finance LLC (Mexico), Sr. Sec’d. Notes, 144A	9.875	04/30/19		2,300	2,564,960
Cemex SAB de CV (Mexico), Sr. Sec’d. Notes, 144A	4.750	01/11/22	EUR	2,100	2,618,454
Sr. Sec’d. Notes, 144A	5.700	01/11/25		1,000	979,700
Sr. Sec’d. Notes, 144A	6.500	12/10/19		3,000	3,213,750
CeramTec Group GmbH (Germany), Gtd. Notes, 144A	8.250	08/15/21	EUR	500	672,314
HD Supply, Inc., Sr. Sec’d. Notes	8.125	04/15/19		2,228	2,406,240
KB Home, Gtd. Notes(e)	7.500	09/15/22		3,425	3,690,438
Mohawk Industries, Inc., Sr. Unsec’d. Notes	3.850	02/01/23		104	105,142
Odebrecht Finance Ltd. (Brazil), Gtd. Notes, 144A (original cost $625,000; purchased 06/19/14)(c)(d)	5.250	06/27/29		625	596,875
Gtd. Notes, 144A (original cost $255,785; purchased 10/22/12)(c)(d)(e)	7.125	06/26/42		220	230,890
Owens Corning, Inc., Gtd. Notes	4.200	12/15/22		125	125,834
Standard Pacific Corp., Gtd. Notes	8.375	05/15/18		3,178	3,678,535
Taylor Morrison Communities, Inc./Monarch Communities, Inc., 144A	5.250	04/15/21		3,500	3,524,955
US Concrete, Inc., Sr. Sec’d. Notes	8.500	12/01/18		3,600	3,852,000

					37,400,829

Cable 1.3%
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes(e)	5.750	01/15/24		1,100	1,126,125
Gtd. Notes	7.000	01/15/19		4,150	4,326,375
Gtd. Notes	7.250	10/30/17		3,000	3,123,750
Gtd. Notes	8.125	04/30/20		3,000	3,180,000
CCOH Safari LLC, Sr. Unsec’d. Notes	5.750	12/01/24		5,575	5,606,360
CSC Holdings LLC, Sr. Unsec’d. Notes	7.875	02/15/18		2,040	2,305,200
Sr. Unsec’d. Notes	8.625	02/15/19		35	41,081
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes	3.500	03/01/16		130	134,353

See Notes to Financial Statements.

34

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Cable (cont’d.)
DISH DBS Corp., Gtd. Notes	4.250%	04/01/18		1,500	$1,537,500
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes	5.500	08/01/23		2,000	2,005,000
NET Servicos de Comunicacao SA (Brazil), Gtd. Notes	7.500	01/27/20		2,057	2,151,622
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany), Sr. Sec’d. Notes, 144A	5.500	09/15/22	EUR	160	214,964
Sr. Sec’d. Notes, MTN, 144A	5.125	01/21/23	EUR	620	828,425
UPCB Finance III Ltd. (Netherlands), Sr. Sec’d. Notes, 144A	6.625	07/01/20		150	157,875
Videotron Ltd. (Canada), Gtd. Notes	5.000	07/15/22		4,500	4,635,000
Gtd. Notes	9.125	04/15/18		71	73,307
Gtd. Notes, 144A	5.375	06/15/24		2,400	2,472,000
Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec’d. Notes, 144A	6.000	04/15/21	GBP	800	1,337,471

					35,256,408

Capital Goods 2.0%
Actuant Corp., Gtd. Notes	5.625	06/15/22		3,075	3,190,312
AP Moeller-Maersk A/S (Denmark), Unsec’d. Notes, 144A	2.550	09/22/19		2,450	2,470,337
Ashtead Capital, Inc. (United Kingdom), Sec’d. Notes, 144A	6.500	07/15/22		1,925	2,079,000
Caterpillar Financial Services Corp., Sr. Unsec’d. Notes, MTN	1.250	11/06/17		325	322,590
CITIC Pacific Ltd. (China), Sr. Unsec’d. Notes, MTN, RegS	6.875	01/21/18		2,450	2,737,949
Sr. Unsec’d. Notes, RegS	6.800	01/17/23		2,500	2,875,100
CNH Capital LLC, Gtd. Notes	3.875	11/01/15		500	506,250
Columbus Mckinnon Corp., Gtd. Notes	7.875	02/01/19		2,000	2,090,000
Deere & Co., Sr. Unsec’d. Notes	2.600	06/08/22		50	48,951
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $131,355; purchased 05/30/13)(c)(d)	6.700	06/01/34		110	139,585
Gtd. Notes, 144A (original cost $2,232,116; purchased 05/14/13)(c)(d)	7.000	10/15/37		1,725	2,269,443

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	35

Portfolio of Investments

as of October 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Capital Goods (cont’d.)
General Electric Co., Sr. Unsec’d. Notes	4.125%	10/09/42	50	$50,451
Sr. Unsec’d. Notes	4.500	03/11/44	75	79,951
Griffon Corp., Gtd. Notes	5.250	03/01/22	6,450	6,208,125
H&E Equipment Services, Inc., Gtd. Notes	7.000	09/01/22	2,000	2,135,000
Hertz Corp. (The), Gtd. Notes	6.750	04/15/19	3,125	3,257,812
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec’d. Notes, 144A (original cost $274,593; purchased 09/24/12)(c)(d)	2.500	03/15/16	275	280,316
Sr. Unsec’d. Notes, 144A (original cost $449,024; purchased 01/14/13)(c)(d)	2.875	07/17/18	450	458,339
Unsec’d. Notes, 144A (original cost $24,976; purchased 05/08/12)(c)(d)	3.125	05/11/15	25	25,288
Pentair Finance SA, Gtd. Notes	1.350	12/01/15	325	326,053
Gtd. Notes	1.875	09/15/17	50	50,252
Roper Industries, Inc., Sr. Unsec’d. Notes	1.850	11/15/17	175	176,256
SPX Corp., Gtd. Notes(e)	6.875	09/01/17	1,000	1,092,500
Terex Corp., Gtd. Notes	6.000	05/15/21	5,050	5,252,000
Gtd. Notes(e)	6.500	04/01/20	1,005	1,057,763
Unifrax I LLC/Unifrax Holding Co., Gtd. Notes, 144A (original cost $3,299,400; purchased 06/30/14)(c)(d)	7.500	02/15/19	3,120	3,166,800
United Rentals North America, Inc., Gtd. Notes	7.375	05/15/20	1,500	1,627,500
Gtd. Notes	7.625	04/15/22	6,444	7,185,060
Gtd. Notes(e)	8.375	09/15/20	1,000	1,082,500
Sr. Unsec’d. Notes	8.250	02/01/21	550	599,500
United Technologies Corp., Sr. Unsec’d. Notes	4.500	06/01/42	140	149,424
Votorantim Cimentos SA (Brazil), Gtd. Notes, RegS	7.250	04/05/41	700	727,650
Gtd. Notes, RegS	7.250	04/05/41	300	311,850
Xylem, Inc., Sr. Unsec’d. Notes	3.550	09/20/16	1,635	1,706,780
Sr. Unsec’d. Notes	4.875	10/01/21	50	55,258

				55,791,945

See Notes to Financial Statements.

36

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Chemicals 1.2%
Agrium, Inc. (Canada), Sr. Unsec’d. Notes(e)	4.900%	06/01/43	2,020	$2,047,864
Sr. Unsec’d. Notes	6.125	01/15/41	170	202,496
Ashland, Inc., Gtd. Notes	4.750	08/15/22	700	705,250
Sr. Unsec’d. Notes	3.875	04/15/18	4,624	4,699,140
CF Industries, Inc., Gtd. Notes	4.950	06/01/43	1,765	1,774,243
Gtd. Notes	5.375	03/15/44	1,300	1,382,784
Gtd. Notes	6.875	05/01/18	160	184,880
Gtd. Notes	7.125	05/01/20	125	150,295
Dow Chemical Co. (The), Sr. Unsec’d. Notes(e)	3.000	11/15/22	1,550	1,512,089
Sr. Unsec’d. Notes	4.250	11/15/20	3,150	3,387,469
Sr. Unsec’d. Notes	4.625	10/01/44	15	14,747
Sr. Unsec’d. Notes	5.250	11/15/41	125	134,360
Sr. Unsec’d. Notes	9.400	05/15/39	95	151,609
Eastman Chemical Co., Sr. Unsec’d. Notes	3.600	08/15/22	500	507,589
Sr. Unsec’d. Notes(e)	4.650	10/15/44	1,210	1,177,459
Ecolab, Inc., Sr. Unsec’d. Notes	1.450	12/08/17	600	597,802
Huntsman International LLC, Gtd. Notes	8.625	03/15/20	1,500	1,609,140
Koppers, Inc., Gtd. Notes	7.875	12/01/19	1,600	1,660,000
LYB International Finance BV (Netherlands), Gtd. Notes	4.875	03/15/44	1,835	1,897,533
Gtd. Notes	5.250	07/15/43	415	452,082
LyondellBasell Industries NV, Sr. Unsec’d. Notes	6.000	11/15/21	700	819,596
Mexichem SAB de CV (Mexico), Gtd. Notes, 144A(e)	4.875	09/19/22	970	1,034,262
Monsanto Co., Sr. Unsec’d. Notes	4.200	07/15/34	475	485,024
Sr. Unsec’d. Notes	4.400	07/15/44	575	579,645
Mosaic Co. (The), Sr. Unsec’d. Notes	5.450	11/15/33	710	792,653
Sr. Unsec’d. Notes(e)	5.625	11/15/43	2,335	2,634,828
Sherwin-Williams Co. (The), Sr. Unsec’d. Notes	1.350	12/15/17	350	348,266
Sibur Securities Ltd. (Russia), Gtd. Notes, 144A	3.914	01/31/18	425	394,719
W.R. Grace & Co., Sr. Unsec’d. Notes, 144A	5.125	10/01/21	1,975	2,057,713

				33,395,537

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	37

Portfolio of Investments

as of October 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Consumer 0.6%
ADT Corp. (The), Sr. Unsec’d. Notes	2.250%	07/15/17	50	$49,063
First Quality Finance Co., Inc., Sr. Unsec’d. Notes, 144A(e)	4.625	05/15/21	5,400	4,995,000
Jarden Corp., Gtd. Notes	6.125	11/15/22	500	523,750
Newell Rubbermaid, Inc., Sr. Unsec’d. Notes	2.050	12/01/17	375	375,849
PVH Corp., Sr. Unsec’d. Notes(e)	4.500	12/15/22	2,200	2,183,500
QVC, Inc., Sr. Sec’d. Notes	4.375	03/15/23	2,000	1,984,026
Sr. Sec’d. Notes	5.125	07/02/22	1,800	1,893,533
Scotts Miracle-Gro Co. (The), Gtd. Notes	6.625	12/15/20	3,500	3,683,750
Service Corp. International, Sr. Unsec’d. Notes	4.500	11/15/20	2,135	2,092,300

				17,780,771

Electric 1.4%
AES Corp., Sr. Unsec’d. Notes	8.000	10/15/17	1,655	1,878,425
American Electric Power Co., Inc., Sr. Unsec’d. Notes	2.950	12/15/22	550	537,925
Calpine Corp., Sr. Unsec’d. Notes	5.375	01/15/23	2,175	2,196,750
Sr. Unsec’d. Notes(e)	5.750	01/15/25	2,325	2,354,063
Connecticut Light & Power Co. (The), First Ref. Mtge.	2.500	01/15/23	375	361,196
Covanta Holding Corp., Sr. Unsec’d. Notes	7.250	12/01/20	3,100	3,301,500
DPL, Inc., Sr. Unsec’d. Notes(e)	7.250	10/15/21	2,225	2,364,063
Sr. Unsec’d. Notes, 144A	6.750	10/01/19	1,650	1,703,625
Duke Energy Carolinas LLC, First Ref. Mtge.	4.000	09/30/42	50	50,246
Duke Energy Corp., Sr. Unsec’d. Notes	1.625	08/15/17	225	226,352
Dynegy, Inc., Sr. Sec’d. Notes, 144A	6.750	11/01/19	5,850	6,054,750
Sr. Sec’d. Notes, 144A(e)	7.375	11/01/22	4,200	4,441,500
Entergy Arkansas, Inc., First Mtge.	3.050	06/01/23	450	446,639
Entergy Corp., Sr. Unsec’d. Notes	4.700	01/15/17	75	79,785
FirstEnergy Corp., Sr. Unsec’d. Notes	2.750	03/15/18	950	959,800
FirstEnergy Transmission LLC, Sr. Unsec’d. Notes, 144A	5.450	07/15/44	800	823,746
NextEra Energy Capital Holdings, Inc., Gtd. Notes	3.625	06/15/23	1,575	1,603,589
NRG Energy, Inc., Gtd. Notes	7.625	01/15/18	4,406	4,945,735
Gtd. Notes, 144A(e)	6.250	05/01/24	4,000	4,130,000

See Notes to Financial Statements.

38

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Electric (cont’d.)
Progress Energy, Inc., Sr. Unsec’d. Notes	3.150%	04/01/22		75	$75,592
Public Service Electric & Gas Co., Sec’d. Notes, MTN	3.650	09/01/42		200	189,741
South Carolina Electric & Gas Co., First Mtge.	4.350	02/01/42		130	134,202
Techem Energy Metering Service GmbH & Co. KG (Germany), Gtd. Notes, MTN, 144A	7.875	10/01/20	EUR	125	172,765
Techem GmbH (Germany), Sr. Sec’d. Notes, MTN, 144A	6.125	10/01/19	EUR	200	268,349
Westar Energy, Inc., First Mtge.	4.100	04/01/43		325	326,053

					39,626,391

Energy - Integrated 0.9%
BP Capital Markets PLC (United Kingdom), Gtd. Notes	1.846	05/05/17		150	152,107
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes	4.450	09/15/42		1,070	1,035,015
Pacific Rubiales Energy Corp. (Colombia), Gtd. Notes, 144A(e)	5.375	01/26/19		6,540	6,556,350
Gtd. Notes, 144A	7.250	12/12/21		5,750	6,138,125
Reliance Holding USA, Inc. (India), Gtd. Notes, 144A	5.400	02/14/22		2,000	2,177,746
Rosneft Finance SA (Russia), Gtd. Notes, MTN, 144A	6.625	03/20/17		180	185,085
Sasol Financing International PLC (South Africa), Gtd. Notes	4.500	11/14/22		7,740	7,894,800

					24,139,228

Energy - Other 1.0%
Afren PLC (United Kingdom), Sr. Sec’d. Notes, RegS	10.250	04/08/19		900	936,180
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	6.375	09/15/17		4,460	5,035,291
Sr. Unsec’d. Notes	6.450	09/15/36		750	925,645
Bristow Group, Inc., Gtd. Notes	6.250	10/15/22		2,625	2,730,000
California Resources Corp., Gtd. Notes, 144A(e)	6.000	11/15/24		2,675	2,728,500
Cameron International Corp., Sr. Unsec’d. Notes	5.950	06/01/41		100	117,321
Continental Resources, Inc., Gtd. Notes	5.000	09/15/22		2,240	2,374,400
Denbury Resources, Inc., Gtd. Notes(e)	5.500	05/01/22		2,000	1,970,000
Halliburton Co., Sr. Unsec’d. Notes	4.750	08/01/43		3,100	3,315,837

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	39

Portfolio of Investments

as of October 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Energy - Other (cont’d.)
Nabors Industries, Inc., Gtd. Notes	4.625%	09/15/21	762	$803,866
Gtd. Notes	6.150	02/15/18	80	90,103
Noble Energy, Inc., Sr. Unsec’d. Notes	4.150	12/15/21	500	533,264
Sr. Unsec’d. Notes	5.250	11/15/43	395	425,248
Sr. Unsec’d. Notes	6.000	03/01/41	1,390	1,612,289
Noble Holding International Ltd., Gtd. Notes	2.500	03/15/17	25	25,331
Plains Exploration & Production Co., Gtd. Notes	6.500	11/15/20	356	388,752
Schlumberger Norge AS, Gtd. Notes, 144A	1.250	08/01/17	1,200	1,198,918
Transocean, Inc., Gtd. Notes	2.500	10/15/17	150	148,198
WPX Energy, Inc., Sr. Unsec’d. Notes	5.250	09/15/24	1,850	1,803,750

				27,162,893

Food & Beverage 1.8%
Anheuser-Busch InBev Finance, Inc. (Belgium), Gtd. Notes	4.000	01/17/43	600	570,679
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	2.500	07/15/22	200	191,373
Gtd. Notes	8.200	01/15/39	250	380,498
ARAMARK Corp., Gtd. Notes(e)	5.750	03/15/20	1,600	1,672,000
Bertin SA/Bertin Finance Ltd. (Brazil), Gtd. Notes, 144A	10.250	10/05/16	3,380	3,800,066
BRF SA (Brazil), Gtd. Notes, 144A	5.875	06/06/22	2,635	2,898,500
Sr. Unsec’d. Notes, 144A	3.950	05/22/23	1,525	1,441,125
Sr. Unsec’d. Notes, 144A	4.750	05/22/24	3,000	3,003,750
Coca-Cola Icecek A/S (Turkey), Sr. Unsec’d. Notes, 144A	4.750	10/01/18	950	1,010,563
ConAgra Foods, Inc., Sr. Unsec’d. Notes	2.100	03/15/18	179	179,900
Constellation Brands, Inc., Gtd. Notes	6.000	05/01/22	450	502,875
Gtd. Notes	7.250	09/01/16	550	600,875
Embotelladora Andina SA (Chile), Sr. Unsec’d. Notes, 144A	5.000	10/01/23	1,050	1,112,211
Ingles Markets, Inc., Sr. Unsec’d. Notes	5.750	06/15/23	3,000	3,060,000
JBS Finance II Ltd. (Brazil), Gtd. Notes, 144A	8.250	01/29/18	1,400	1,473,500

See Notes to Financial Statements.

40

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Food & Beverage (cont’d.)
JBS Investments Gmbh (Brazil), Sr. Unsec’d. Notes, 144A	7.750%	10/28/20		2,650	$2,903,419
JBS USA LLC/JBS USA Finance, Inc. (Brazil), Gtd. Notes, 144A (original cost $1,081,250; purchased 06/17/14)(c)(d)	7.250	06/01/21		1,000	1,065,000
Gtd. Notes, RegS (original cost $1,605,000; purchased 10/01/14)(c)(d)	8.250	02/01/20		1,500	1,605,000
Kraft Foods Group, Inc., Sr. Unsec’d. Notes	6.125	08/23/18		160	183,469
Sr. Unsec’d. Notes	6.500	02/09/40		1,020	1,266,868
Minerva Luxembourg SA (Brazil), Gtd. Notes, 144A	12.250	02/10/22		250	288,750
Molson Coors Brewing Co., Gtd. Notes	2.000	05/01/17		50	50,764
Pilgrim’s Pride Corp., Gtd. Notes	7.875	12/15/18		1,600	1,668,000
Smithfield Foods, Inc., Sr. Unsec’d. Notes	6.625	08/15/22		2,000	2,180,000
Sr. Unsec’d. Notes, 144A	5.875	08/01/21		2,400	2,544,000
Stretford 79 PLC (United Kingdom), Sr. Sec’d. Notes, 144A	6.750	07/15/24	GBP	4,000	5,374,968
Tops Holding Corp./Tops Markets LLC, Sr. Sec’d. Notes	8.875	12/15/17		7,155	7,351,762
Tyson Foods, Inc., Gtd. Notes	6.600	04/01/16		340	366,080

					48,745,995

Gaming 0.5%
Marina District Finance Co., Inc., Sr. Sec’d. Notes	9.875	08/15/18		100	105,250
MGM Resorts International, Gtd. Notes(e)	6.625	12/15/21		1,000	1,095,000
Gtd. Notes	7.625	01/15/17		500	545,625
Pinnacle Entertainment, Inc., Gtd. Notes(e)	6.375	08/01/21		2,800	2,996,000
Gtd. Notes	7.500	04/15/21		2,500	2,668,750
Gtd. Notes(e)	8.750	05/15/20		1,400	1,487,500
Wynn Macau Ltd. (Macau), Sr. Unsec’d. Notes, 144A	5.250	10/15/21		4,000	4,000,000

					12,898,125

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	41

Portfolio of Investments

as of October 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Healthcare & Pharmaceutical 2.7%
Actavis Funding SCS, Gtd. Notes, 144A	3.850%	06/15/24	2,575	$2,506,250
Gtd. Notes, 144A	4.850	06/15/44	75	70,724
Actavis, Inc., Sr. Unsec’d. Notes	1.875	10/01/17	2,500	2,478,038
Amgen, Inc., Sr. Unsec’d. Notes	5.375	05/15/43	610	675,760
AstraZeneca PLC (United Kingdom), Sr. Unsec’d. Notes	4.000	09/18/42	130	124,707
Capsugel SA, Sr. Unsec’d. Notes, PIK, 144A	7.000	05/15/19	2,500	2,542,188
CHS/Community Health Systems, Inc., Gtd. Notes	8.000	11/15/19	5,300	5,724,000
Sr. Sec’d. Notes	5.125	08/15/18	150	156,000
ConvaTec Finance International SA (Luxembourg), Sr. Unsec’d. Notes, PIK, 144A	8.250	01/15/19	5,024	5,131,388
ConvaTec Healthcare E SA (Luxembourg), Gtd. Notes, 144A	10.500	12/15/18	3,684	3,905,040
Forest Laboratories, Inc., Sr. Unsec’d. Notes, 144A	4.875	02/15/21	1,120	1,194,359
Sr. Unsec’d. Notes, 144A	5.000	12/15/21	1,830	1,960,942
Fresenius Medical Care US Finance, Inc. (Germany), Gtd. Notes, 144A	6.500	09/15/18	2,415	2,674,613
Gilead Sciences, Inc., Sr. Unsec’d. Notes	4.800	04/01/44	1,390	1,506,635
Sr. Unsec’d. Notes	5.650	12/01/41	145	175,286
GlaxoSmithKline Capital, Inc., Gtd. Notes(f)	6.375	05/15/38	730	954,026
HCA, Inc., Gtd. Notes	5.875	05/01/23	2,000	2,150,000
Gtd. Notes	8.000	10/01/18	4,500	5,163,750
Sr Sec’d. Notes	4.250	10/15/19	1,675	1,702,219
Sr. Sec’d. Notes	4.750	05/01/23	3,400	3,455,250
Sr. Sec’d. Notes	5.250	04/15/25	2,000	2,072,500
Sr. Sec’d. Notes	5.875	03/15/22	3,425	3,758,937
Sr. Unsec’d. Notes	7.190	11/15/15	100	104,750
Sr. Unsec’d. Notes, MTN	9.000	12/15/14	200	201,000
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes	3.750	08/23/22	25	25,478
LifePoint Hospitals, Inc., Gtd. Notes	5.500	12/01/21	3,875	4,059,062
Medco Health Solutions, Inc., Gtd. Notes	7.125	03/15/18	1,000	1,163,858
Merck & Co, Inc., Sr. Unsec’d. Notes	4.150	05/18/43	2,650	2,753,888

See Notes to Financial Statements.

42

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Healthcare & Pharmaceutical (cont’d.)
Mylan, Inc., Gtd. Notes(e)	2.600%	06/24/18	1,200	$1,217,148
Gtd. Notes, 144A	6.000	11/15/18	550	566,635
Pfizer, Inc., Sr. Unsec’d. Notes(f)	4.300	06/15/43	2,350	2,369,082
Roche Holdings, Inc. (Switzerland), Gtd. Notes, 144A	7.000	03/01/39	550	802,761
Tenet Healthcare Corp., Sr. Sec’d. Notes(e)	4.375	10/01/21	2,750	2,732,812
Sr. Sec’d. Notes	6.250	11/01/18	600	651,750
Sr. Unsec’d. Notes(e)	8.125	04/01/22	1,700	1,948,625
Valeant Pharmaceuticals International, Gtd. Notes, 144A	6.750	08/15/18	3,570	3,797,587
Gtd. Notes, 144A	6.875	12/01/18	500	517,500
Zoetis, Inc., Sr. Unsec’d. Notes	4.700	02/01/43	20	20,579

				73,015,127

Healthcare Insurance 0.2%
Aetna, Inc., Sr. Unsec’d. Notes	2.750	11/15/22	450	433,286
Sr. Unsec’d. Notes	4.125	11/15/42	325	307,653
Sr. Unsec’d. Notes	4.500	05/15/42	530	531,608
Cigna Corp., Sr. Unsec’d. Notes	5.375	02/15/42	350	395,561
Coventry Health Care, Inc., Sr. Unsec’d. Notes	5.950	03/15/17	320	353,955
Humana, Inc., Sr. Unsec’d. Notes	2.625	10/01/19	2,075	2,077,938
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	3.950	10/15/42	175	164,536
Sr. Unsec’d. Notes	4.375	03/15/42	1,055	1,064,047
WellPoint, Inc., Sr. Unsec’d. Notes	4.650	01/15/43	120	121,497
Sr. Unsec’d. Notes	5.100	01/15/44	515	560,000

				6,010,081

Insurance 2.1%
Allied World Assurance Co. Ltd., Gtd. Notes	7.500	08/01/16	100	110,394
American International Group, Inc., Sr. Unsec’d. Notes	4.500	07/16/44	2,800	2,843,459
Sr. Unsec’d. Notes(f)	6.400	12/15/20	4,490	5,361,733
Sr. Unsec’d. Notes, MTN	5.450	05/18/17	2,190	2,408,873
Aon Corp. (United Kingdom), Gtd. Notes	3.125	05/27/16	110	113,403

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	43

Portfolio of Investments

as of October 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Insurance (cont’d.)
Axis Capital Holdings Ltd., Sr. Unsec’d. Notes	5.750%	12/01/14	500	$502,104
Berkshire Hathaway, Inc., Sr. Unsec’d. Notes(e)	4.500	02/11/43	740	768,927
Dai-ichi Life Insurance Co. Ltd. (The) (Japan), Sub. Notes, 144A	5.100(a)	12/29/49	1,175	1,205,550
Hartford Financial Services Group, Inc. (The), Sr. Unsec’d. Notes	4.300	04/15/43	1,062	1,027,184
Sr. Unsec’d. Notes	5.125	04/15/22	205	229,083
Sr. Unsec’d. Notes	5.950	10/15/36	215	257,828
Sr. Unsec’d. Notes	6.100	10/01/41	280	348,944
Liberty Mutual Group, Inc., Gtd. Notes, 144A	4.250	06/15/23	1,975	2,042,632
Gtd. Notes, 144A	4.850	08/01/44	5,425	5,432,676
Gtd. Notes, 144A	4.950	05/01/22	75	81,288
Gtd. Notes, 144A	6.500	05/01/42	1,530	1,839,507
Sr. Unsec’d. Notes, 144A	6.700	08/15/16	115	126,036
Lincoln National Corp., Sr. Unsec’d. Notes	4.200	03/15/22	70	74,391
Sr. Unsec’d. Notes	6.300	10/09/37	175	219,454
Sr. Unsec’d. Notes	7.000	06/15/40	4,550	6,098,388
Markel Corp., Sr. Unsec’d. Notes	4.900	07/01/22	2,020	2,205,569
Sr. Unsec’d. Notes	5.000	03/30/43	3,125	3,235,819
Sr. Unsec’d. Notes	7.125	09/30/19	630	753,718
Massachusetts Mutual Life Insurance Co., Sub. Notes, 144A	5.375	12/01/41	320	357,605
MetLife, Inc., Sr. Unsec’d. Notes(f)	4.368	09/15/23	2,225	2,401,578
Sr. Unsec’d. Notes	4.875	11/13/43	670	727,028
Metropolitan Life Global Funding I, Sec’d. Notes, 144A	1.500	01/10/18	725	721,001
Nippon Life Insurance Co. (Japan), Sub. Notes, 144A	5.100(a)	10/16/44	4,825	5,030,063
Northwestern Mutual Life Insurance Co. (The), Sub. Notes, 144A	6.063	03/30/40	200	248,415
Principal Financial Group, Inc., Gtd. Notes	4.350	05/15/43	975	962,356
Swiss Re Treasury US Corp., Gtd. Notes, 144A	4.250	12/06/42	795	782,099
Teachers Insurance & Annuity Association of America, Sub. Notes, 144A	4.900	09/15/44	1,950	2,067,226
Sub. Notes, 144A	6.850	12/16/39	640	846,094

See Notes to Financial Statements.

44

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Insurance (cont’d.)
TIAA Asset Management Finance LLC, Sr. Unsec’d. Notes, 144A	2.950%	11/01/19	1,720	$1,723,280
W.R. Berkley Corp., Sr. Unsec’d. Notes	4.625	03/15/22	1,435	1,536,031
Sr. Unsec’d. Notes	5.375	09/15/20	1,500	1,689,377

				56,379,113

Lodging 0.2%
Carnival Corp., Gtd. Notes	1.200	02/05/16	950	951,111
Gtd. Notes	1.875	12/15/17	425	423,740
Marriott International, Inc., Sr. Unsec’d. Notes	3.000	03/01/19	115	118,073
Sr. Unsec’d. Notes	3.250	09/15/22	75	75,102
Starwood Hotels & Resorts Worldwide, Inc., Sr. Unsec’d. Notes	6.750	05/15/18	150	173,106
Sr. Unsec’d. Notes	7.150	12/01/19	550	651,277
Wyndham Worldwide Corp., Sr. Unsec’d. Notes	2.950	03/01/17	3,820	3,913,120
Sr. Unsec’d. Notes	4.250	03/01/22	475	479,334

				6,784,863

Media & Entertainment 2.1%
21st Century Fox America, Inc., Gtd. Notes	6.150	03/01/37	1,075	1,312,667
Gtd. Notes	6.150	02/15/41	1,550	1,908,484
Gtd. Notes	8.000	10/17/16	100	113,118
AMC Entertainment, Inc., Gtd. Notes	9.750	12/01/20	3,450	3,829,500
AMC Networks, Inc., Gtd. Notes	4.750	12/15/22	1,270	1,260,475
Gtd. Notes	7.750	07/15/21	8,912	9,714,080
Carlson Travel Holdings, Inc., Sr. Unsec’d. Notes, PIK, 144A (original cost $2,543,750; purchased 08/04/14)(c)(d)	7.500	08/15/19	2,500	2,506,250
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., Gtd. Notes, 144A	5.375	06/01/24	900	900,000
Cinemark USA, Inc., Gtd. Notes	4.875	06/01/23	6,500	6,402,500
Clear Channel Worldwide Holdings, Inc., Gtd. Notes(e)	6.500	11/15/22	135	139,050
Gtd. Notes(e)	6.500	11/15/22	365	377,775

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	45

Portfolio of Investments

as of October 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Media & Entertainment (cont’d.)
Gannett Co., Inc., Gtd. Notes, 144A	4.875%	09/15/21	1,625	$1,637,187
Liberty Interactive LLC, Sr. Unsec’d. Notes	8.250	02/01/30	2,500	2,725,000
LIN Television Corp., Gtd. Notes	8.375	04/15/18	675	702,844
Myriad International Holdings BV (South Africa), Gtd. Notes, 144A	6.000	07/18/20	2,860	3,103,100
Gtd. Notes, 144A	6.375	07/28/17	750	813,750
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., Sr. Sec’d. Notes, 144A (original cost $4,724,606; purchased 09/22/14)(c)(d)	5.000	08/01/18	4,615	4,730,375
Nielsen Finance LLC / Nielsen Finance Co. (Netherlands), Gtd. Notes, 144A	5.000	04/15/22	3,274	3,323,110
Starz LLC/Starz Finance Corp., Gtd. Notes	5.000	09/15/19	2,525	2,600,750
Telesat Canada/Telesat LLC (Canada), Gtd. Notes, 144A	6.000	05/15/17	2,400	2,473,800
Time Warner, Inc., Gtd. Notes	6.200	03/15/40	1,750	2,072,304
Univision Communications, Inc., Sr. Sec’d. Notes, 144A (original cost $4,200,900; purchased 07/09/14)(c)(d)	7.875	11/01/20	3,819	4,129,294
Vail Resorts, Inc., Gtd. Notes	6.500	05/01/19	510	532,950
Viacom, Inc., Sr. Unsec’d. Notes (original cost $250,635; purchased 01/02/13)(c)(d)	4.500	02/27/42	250	237,751
Sr. Unsec’d. Notes (original cost $358,712; purchased 02/11/14)(c)(d)	4.875	06/15/43	380	377,922
Sr. Unsec’d. Notes (original cost $117,747; purchased 07/17/12)(c)(d)	6.250	04/30/16	100	107,872

				58,031,908

Metals 1.7%
Alcoa, Inc., Sr. Unsec’d. Notes	5.125	10/01/24	1,000	1,055,717
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes	4.250	08/05/15	475	482,719
Sr. Unsec’d. Notes(e)	5.000	02/25/17	2,400	2,508,000
Sr. Unsec’d. Notes	6.125	06/01/18	500	535,000
Sr. Unsec’d. Notes(e)	6.750	02/25/22	3,425	3,802,092

See Notes to Financial Statements.

46

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Metals (cont’d.)
Berau Capital Resources (Singapore), Sr. Sec’d. Notes, RegS	12.500%	07/08/15	1,900	$1,463,000
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes(f)	5.000	09/30/43	1,700	1,898,648
Eldorado Gold Corp. (Canada), Sr. Unsec’d. Notes, 144A(e)	6.125	12/15/20	2,375	2,351,250
Evraz Group SA (Russia), Sr. Unsec’d. Notes, RegS	6.750	04/27/18	1,000	940,376
Sr. Unsec’d. Notes, RegS	7.400	04/24/17	1,000	992,600
First Quantum Minerals Ltd. (Canada), Gtd. Notes, 144A	6.750	02/15/20	891	862,043
Gtd. Notes, 144A(e)	7.000	02/15/21	891	874,294
FMG Resources (August 2006) Pty Ltd. (Australia), Gtd. Notes, 144A(e)	6.000	04/01/17	5,700	5,814,000
Gtd. Notes, 144A(e)	6.875	02/01/18	622	637,778
Freeport-McMoRan Copper & Gold, Inc., Sr. Unsec’d. Notes	2.150	03/01/17	50	50,847
Goldcorp, Inc. (Canada), Sr. Unsec’d. Notes(e)	3.625	06/09/21	1,650	1,652,376
GrafTech International Ltd., Gtd. Notes	6.375	11/15/20	3,000	2,797,800
Kaiser Aluminum Corp., Gtd. Notes	8.250	06/01/20	2,200	2,409,000
Peabody Energy Corp., Gtd. Notes	6.000	11/15/18	100	96,750
Gtd. Notes(e)	6.250	11/15/21	400	378,750
Southern Copper Corp., Sr. Unsec’d. Notes(e)	6.750	04/16/40	2,575	2,846,019
Sr. Unsec’d. Notes	7.500	07/27/35	800	946,784
Teck Resources Ltd. (Canada), Gtd. Notes	2.500	02/01/18	100	99,755
Sr. Unsec’d. Notes	4.750	01/15/22	90	91,475
TMS International Corp., Sr. Unsec’d. Notes, 144A (original cost $2,100,000; purchased 08/01/14)(c)(d)	7.625	10/15/21	2,000	2,090,000
Vedanta Resources PLC, RegS	6.750	06/07/16	1,245	1,302,892
Vedanta Resources PLC (India), Sr. Unsec’d. Notes, 144A	6.000	01/31/19	1,000	1,020,000
Volcan Cia Minera SAA (Peru), Gtd. Notes, RegS(e)	5.375	02/02/22	1,800	1,784,250

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	47

Portfolio of Investments

as of October 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Metals (cont’d.)
Westmoreland Coal Co./Westmoreland Partners, Sr. Sec’d. Notes	10.750%	02/01/18	3,250	$3,404,375
Xstrata Finance Canada Ltd. (Canada), Gtd. Notes, 144A	2.050	10/23/15	1,675	1,690,112
Gtd. Notes, 144A	2.700	10/25/17	350	356,390

				47,235,092

Non-Captive Finance 0.6%
AerCap Ireland Capital Ltd/AerCap Global Aviation Trust (Netherlands), Gtd. Notes, 144A	4.500	05/15/21	1,150	1,161,500
CIT Group, Inc., Sr. Unsec’d. Notes	3.875	02/19/19	2,800	2,817,500
Sr. Unsec’d. Notes	5.000	05/15/17	3,000	3,142,500
Sr. Unsec’d. Notes	5.250	03/15/18	4,700	4,958,500
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	3.100	01/09/23	295	295,523
Sr. Unsec’d. Notes, MTN(e)	5.875	01/14/38	550	674,880
Sr. Unsec’d. Notes, MTN	6.875	01/10/39	1,085	1,486,088
Sub. Notes, MTN(e)	5.300	02/11/21	450	511,047
International Lease Finance Corp., Sr. Unsec’d. Notes	5.750	05/15/16	25	26,063
Sr. Unsec’d. Notes	6.250	05/15/19	25	27,344
Sr. Unsec’d. Notes	8.625	09/15/15	90	94,500
NYSE Euronext, Gtd. Notes	2.000	10/05/17	475	481,704
Schahin II Finance Co. SPV Ltd. (Brazil), Sr. Sec’d. Notes, 144A (original cost $686,191; purchased 09/26/13)(c)(d)(e)	5.875	09/25/22	719	679,896
SLM Corp., Sr. Unsec’d. Notes, MTN	3.875	09/10/15	300	303,000

				16,660,045

Packaging 0.2%
Ball Corp., Gtd. Notes	4.000	11/15/23	500	480,000
Crown Americas LLC/Crown Americas Capital Corp. IV, Gtd. Notes	4.500	01/15/23	525	515,812
Owens-Brockway Glass Container, Inc., Gtd. Notes	7.375	05/15/16	900	961,875
Sealed Air Corp., Gtd. Notes, 144A	8.375	09/15/21	2,550	2,887,875

				4,845,562

See Notes to Financial Statements.

48

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Paper 0.2%
Georgia-Pacific LLC, Gtd. Notes, 144A (original cost $35,100; purchased 04/20/11)(c)(d)	5.400%	11/01/20	35	$39,988
Sr. Unsec’d. Notes (original cost $544,908; purchased 12/20/12)(c)(d)	7.375	12/01/25	400	525,274
International Paper Co., Sr. Unsec’d. Notes	6.000	11/15/41	610	702,980
Sr. Unsec’d. Notes	9.375	05/15/19	100	128,719
Rock-Tenn Co., Gtd. Notes	4.450	03/01/19	35	37,506
Gtd. Notes	4.900	03/01/22	1,190	1,279,230
Smurfit Kappa Acquisitions (Ireland), Sr. Sec’d. Notes, 144A	4.875	09/15/18	3,647	3,756,410

				6,470,107

Pipelines & Other 1.1%
AGL Capital Corp., Gtd. Notes	4.400	06/01/43	1,375	1,405,071
Buckeye Partners LP, Sr. Unsec’d. Notes	4.150	07/01/23	2,685	2,698,256
CenterPoint Energy Resources Corp., Sr. Unsec’d. Notes	5.850	01/15/41	700	860,562
DCP Midstream LLC, Sr. Unsec’d. Notes(e)	8.125	08/16/30	3,350	4,507,854
Sr. Unsec’d. Notes, 144A	5.350	03/15/20	1,270	1,397,664
DCP Midstream Operating LP, Gtd. Notes	2.500	12/01/17	225	229,391
Gtd. Notes	3.250	10/01/15	2,000	2,044,384
Dominion Gas Holdings LLC, Sr. Unsec’d. Notes	4.800	11/01/43	125	135,290
El Paso Pipeline Partners Operating Co. LLC, Gtd. Notes	6.500	04/01/20	750	857,979
Enterprise Products Operating LLC, Gtd. Notes	3.350	03/15/23	2,100	2,081,797
Sr. Unsec’d. Notes	4.950	10/15/54	5,200	5,299,684
Fermaca Enterprises S de RL de CV (Mexico), Sr. Sec’d. Notes, 144A	6.375	03/30/38	985	1,037,944
Magellan Midstream Partners LP, Sr. Unsec’d. Notes	4.200	12/01/42	125	116,405
Sr. Unsec’d. Notes	4.250	02/01/21	1,950	2,113,090

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	49

Portfolio of Investments

as of October 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Pipelines & Other (cont’d.)
Magellan Midstream Partners LP, (Continued)
Sr. Unsec’d. Notes	5.150%	10/15/43	1,350	$1,464,743
NiSource Finance Corp., Gtd. Notes	4.800	02/15/44	1,970	2,081,006
Sempra Energy, Sr. Unsec’d. Notes	2.300	04/01/17	50	51,264
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Gtd. Notes	6.125	10/15/21	1,700	1,746,750
Western Gas Partners LP, Sr. Unsec’d. Notes	4.000	07/01/22	75	77,329

				30,206,463

Railroads 0.3%
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	4.375	09/01/42	180	180,120
CSX Corp., Sr. Unsec’d. Notes	7.375	02/01/19	4,000	4,831,664
Norfolk Southern Railway Co., Sr. Unsec’d. Notes	9.750	06/15/20	1,300	1,759,611
Union Pacific Corp., Sr. Unsec’d. Notes	4.300	06/15/42	600	616,974
Sr. Unsec’d. Notes	6.250	05/01/34	207	267,627

				7,655,996

Real Estate Investment Trusts 0.6%
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp., Gtd. Notes	6.000	10/15/21	3,226	3,322,780
Gtd. Notes	7.750	02/15/19	600	630,000
Digital Realty Trust LP, Gtd. Notes	4.500	07/15/15	1,300	1,320,806
Felcor Lodging LP, Sr. Sec’d. Notes	5.625	03/01/23	1,050	1,047,375
Sr. Sec’d. Notes	6.750	06/01/19	3,270	3,400,800
Mack-Cali Realty LP, Sr. Unsec’d. Notes	2.500	12/15/17	100	101,678
Omega Healthcare Investors, Inc., Gtd. Notes	7.500	02/15/20	500	525,000
Realty Income Corp., Sr. Unsec’d. Notes	2.000	01/31/18	200	200,903
Sr. Unsec’d. Notes	5.500	11/15/15	50	52,282
Sabra Health Care LP/Sabra Capital Corp., Gtd. Notes	5.375	06/01/23	1,965	1,994,475
Simon Property Group LP, Sr. Unsec’d. Notes, 144A	1.500	02/01/18	700	695,631
Trust F/1401 (Mexico), Sr. Unsec’d. Notes, 144A	5.250	12/15/24	2,000	2,110,000

See Notes to Financial Statements.

50

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Real Estate Investment Trusts (cont’d.)
Ventas Realty LP/Ventas Capital Corp., Gtd. Notes	2.000%	02/15/18		150	$150,660

					15,552,390

Retailers 0.8%
Claire’s Stores, Inc., Sr. Sec’d. Notes, 144A(e)	9.000	03/15/19		475	484,500
CVS Health Corp., Sr. Unsec’d. Notes(e)	5.300	12/05/43		475	545,372
Dufry Finance SCA (Switzerland), Gtd. Notes, 144A	5.500	10/15/20		3,450	3,519,345
Home Depot, Inc. (The), Sr. Unsec’d. Notes	4.200	04/01/43		700	716,200
Limited Brands, Inc., Gtd. Notes	5.625	02/15/22		7,975	8,553,187
Lowe’s Cos, Inc., Sr. Unsec’d. Notes(e)	4.250	09/15/44		900	913,543
Macy’s Retail Holdings, Inc., Gtd. Notes	3.875	01/15/22		125	130,375
Gtd. Notes	4.300	02/15/43		755	709,609
Picard Groupe SA (France), Sr. Sec’d. Notes, 144A	4.336(a)	08/01/19	EUR	1,650	2,068,936
Sally Holdings LLC/Sally Capital, Inc., Sr. Unsec’d. Notes	6.875	11/15/19		3,300	3,539,250
Walgreen Co., Sr. Unsec’d. Notes	1.800	09/15/17		150	150,548

					21,330,865

Technology 2.8%
Arrow Electronics, Inc., Sr. Unsec’d. Notes	3.000	03/01/18		1,400	1,444,824
Sr. Unsec’d. Notes	3.375	11/01/15		50	51,214
Audatex North America, Inc., Gtd. Notes, 144A	6.000	06/15/21		2,800	2,961,000
Avaya, Inc., Sec’d. Notes, 144A(e)	10.500	03/01/21		600	525,750
Brightstar Corp., Sr. Unsec’d. Notes, 144A (original cost $6,420,585; purchased 07/26/13 - 12/06/13)(c)(d)	7.250	08/01/18		6,350	6,826,250
CDW LLC/CDW Finance Corp., Gtd. Notes(e)	6.000	08/15/22		2,500	2,637,500
Gtd. Notes	8.500	04/01/19		6,980	7,398,800
Ceridian Corp., Sr. Sec’d. Notes, 144A (original cost $1,177,500; purchased 05/01/13)(c)(d)	8.875	07/15/19		1,000	1,105,000
CommScope, Inc., Gtd. Notes, 144A	5.000	06/15/21		2,275	2,269,313

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	51

Portfolio of Investments

as of October 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Technology (cont’d.)
First Data Corp., Gtd. Notes(e)	10.625%	06/15/21	1,548	$1,784,070
Gtd. Notes	11.250	01/15/21	3,000	3,457,500
Gtd. Notes	12.625	01/15/21	7,700	9,297,750
Sr. Sec’d. Notes, 144A	7.375	06/15/19	2,000	2,120,000
Fiserv, Inc., Gtd. Notes	3.125	06/15/16	2,645	2,732,208
Jabil Circuit, Inc., Sr. Unsec’d. Notes	4.700	09/15/22	1,045	1,045,000
Sr. Unsec’d. Notes	5.625	12/15/20	6,400	6,848,000
KLA-Tencor Corp., Sr. Unsec’d. Notes	4.650	11/01/24	1,005	1,008,235
Micron Technology, Inc., Sr. Unsec’d. Notes, 144A	5.500	02/01/25	8,000	8,100,000
NCR Corp., Gtd. Notes	5.875	12/15/21	625	640,625
Gtd. Notes(e)	6.375	12/15/23	2,100	2,215,500
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A	3.750	06/01/18	4,150	4,181,125
Gtd. Notes, 144A	5.750	02/15/21	1,500	1,582,500
Oracle Corp., Sr. Unsec’d. Notes(e)	4.300	07/08/34	2,325	2,392,325
Sensata Technologies BV (Netherlands), Gtd. Notes, 144A	6.500	05/15/19	1,500	1,569,375
Tyco Electronics Group SA (Switzerland), Gtd. Notes	6.550	10/01/17	2,750	3,130,410
Xerox Corp., Sr. Unsec’d. Notes	4.250	02/15/15	440	444,558

				77,768,832

Telecommunications 3.1%
AT&T, Inc., Sr. Unsec’d. Notes	4.800	06/15/44	750	757,030
Sr. Unsec’d. Notes	5.550	08/15/41	670	736,591
Bharti Airtel International Netherlands BV (India), Gtd. Notes, 144A	5.125	03/11/23	3,225	3,406,503
Gtd. Notes, 144A	5.350	05/20/24	1,550	1,665,754
British Telecommunications PLC (United Kingdom), Sr. Unsec’d. Notes	5.950	01/15/18	170	191,470
Sr. Unsec’d. Notes	9.625	12/15/30	340	535,213
CenturyLink, Inc., Sr. Unsec’d. Notes	5.150	06/15/17	2,035	2,157,100

See Notes to Financial Statements.

52

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
Crown Castle International Corp., Sr. Unsec’d. Notes	4.875%	04/15/22		3,325	$3,358,250
Digicel Group Ltd., RegS	8.250	09/30/20		1,500	1,567,500
Digicel Group Ltd. (Bermuda), Sr. Unsec’d. Notes, 144A	8.250	09/01/17		2,500	2,559,375
Sr. Unsec’d. Notes, 144A	8.250	09/30/20		275	287,375
Eileme 2 AB (Poland), Sr. Sec’d. Notes, 144A	11.625	01/31/20		3,000	3,435,000
Sr. Sec’d. Notes, RegS	11.750	01/31/20	EUR	2,935	4,234,287
Embarq Corp., Sr. Unsec’d. Notes (original cost $135,646; purchased 05/04/11 - 5/11/11)(c)(d)	7.082	06/01/16		120	130,318
Sr. Unsec’d. Notes (original cost $191,888; purchased 08/17/12 - 10/17/12)(c)(d)	7.995	06/01/36		175	194,250
Grain Spectrum Funding II LLC, Sec’d. Notes, 144A	3.290	10/10/19		800	804,429
Indosat Palapa Co. BV (Indonesia), Gtd. Notes, RegS	7.375	07/29/20		4,850	5,153,125
SoftBank Corp. (Japan), Gtd. Notes, 144A(e)	4.500	04/15/20		5,900	5,973,750
Sprint Capital Corp., Gtd. Notes	6.900	05/01/19		4,100	4,346,000
Sprint Communications, Inc., Gtd. Notes, 144A	9.000	11/15/18		5,000	5,881,250
Sr. Unsec’d. Notes	6.000	12/01/16		1,900	2,011,625
Sr. Unsec’d. Notes	9.125	03/01/17		1,500	1,695,000
Sprint Corp., Gtd. Notes, 144A(e)	7.125	06/15/24		1,250	1,284,375
T-Mobile USA, Inc., Gtd. Notes(e)	6.464	04/28/19		3,850	4,013,625
TBG Global Pte Ltd. (Indonesia), Gtd. Notes, RegS	4.625	04/03/18		1,885	1,894,425
Verizon Communications, Inc., Sr. Unsec’d. Notes	3.500	11/01/24		7,790	7,667,269
Sr. Unsec’d. Notes	6.400	09/15/33		1,814	2,209,568
Sr. Unsec’d. Notes	6.550	09/15/43		4,515	5,691,636
Sr. Unsec’d. Notes, 144A	4.862	08/21/46		1,884	1,921,288
Sr. Unsec’d. Notes, 144A	5.012	08/21/54		6,110	6,217,585
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC (Russia), Sr. Unsec’d. Notes, 144A	9.125	04/30/18		1,300	1,402,375

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	53

Portfolio of Investments

as of October 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC (Russia), Sr. Unsec’d. Notes, RegS	9.125%	04/30/18	2,335	$2,518,881

				85,902,222

Tobacco 0.3%
Altria Group, Inc., Gtd. Notes	4.000	01/31/24	1,550	1,604,461
Gtd. Notes	9.950	11/10/38	314	526,657
Imperial Tobacco Finance PLC (United Kingdom), Gtd. Notes, 144A	2.050	02/11/18	925	924,156
Lorillard Tobacco Co., Gtd. Notes	2.300	08/21/17	475	480,356
Gtd. Notes	3.500	08/04/16	235	243,691
Philip Morris International, Inc., Sr. Unsec’d. Notes	2.500	08/22/22	200	193,632
Sr. Unsec’d. Notes	4.875	11/15/43	2,550	2,767,064
Reynolds American, Inc., Gtd. Notes	6.750	06/15/17	115	129,663

				6,869,680

TOTAL CORPORATE BONDS (cost $1,157,310,668)				1,167,476,250

MORTGAGE-BACKED SECURITIES 0.3%
Banc of America Funding Corp., Series 2014-R2, Class 2A1, 144A	0.362(a)	05/26/37	4,341	4,023,344
Chase Mortgage Finance Trust, Series 2007-A1, Class 1A3	2.549(a)	02/25/37	432	426,773
JPMorgan Mortgage Trust, Series 2007-A1, Class 4A1	2.490(a)	07/25/35	454	458,192
Structured Asset Securities Corp., Series 2003-37A, Class 3A7	2.504(a)	12/25/33	1,588	1,561,386
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2003-30, Class 2A1	5.100(a)	10/25/33	774	791,803
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-EE, Class 2A1	2.612(a)	12/25/34	408	410,318

TOTAL MORTGAGE-BACKED SECURITIES (cost $7,654,546)				7,671,816

See Notes to Financial Statements.

54

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
MUNICIPAL BONDS 0.5%

California 0.2%
Bay Area Toll Authority, BABs, Revenue Bonds	6.263%	04/01/49	550	$757,905
Los Angeles Department of Water & Power, BABs, Revenue Bonds	6.008	07/01/39	3,610	4,506,110
Revenue Bonds	6.574	07/01/45	585	835,895
University of California, BABs, Revenue Bonds	5.770	05/15/43	390	479,252

				6,579,162

Colorado 0.1%
Regional Transportation District, BABs, Revenue Bonds, Series 2010B	5.844	11/01/50	1,190	1,597,028

Illinois
Chicago O’Hare International Airport, BABs, Revenue Bonds	6.395	01/01/40	360	456,282

New Jersey
Rutgers State University, BABs, Revenue Bonds	5.665	05/01/40	200	242,798

New York
Memorial Sloan-Kettering Cancer Center, Sr. Unsec’d. Notes	4.125	07/01/52	75	74,352
New York City Water & Sewer System, BABs, Taxable, Revenue Bonds	5.882	06/15/44	400	520,788
Port Authority of New York & New Jersey, Revenue Bonds	4.458	10/01/62	100	100,150

				695,290

Ohio
Ohio State University, Taxable, Revenue Bonds, Series A	4.800	06/01/2111	180	187,160

Puerto Rico 0.2%
Government Development Bank (Puerto Rico), Taxable, Revenue Bonds, Series A	3.448	02/01/15	4,000	3,932,920

Texas
City Public Service Board of San Antonio, BABs, Taxable, Revenue Bonds	4.427	02/01/42	120	128,789

TOTAL MUNICIPAL BONDS (cost $13,721,806)				13,819,429

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	55

Portfolio of Investments

as of October 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
NON-CORPORATE FOREIGN AGENCIES 1.9%
Autonomous Community of Madrid (Spain), Sr. Unsec’d. Notes	4.110%	06/23/16	EUR	400	$526,924
Sr. Unsec’d. Notes	4.622	06/23/15	EUR	400	513,240
Sr. Unsec’d. Notes	4.750	03/26/15	EUR	100	127,182
CDP Financial, Inc. (Canada), Sr. Unsec’d. Notes, 144A	3.150	07/24/24		1,765	1,770,842
CNOOC Finance 2013 Ltd. (China), Gtd. Notes	3.000	05/09/23		3,315	3,144,573
Comision Federal de Electricidad (Mexico), Sr. Unsec’d. Notes, 144A	4.875	01/15/24		1,350	1,424,250
Comunidad De Madrid, Sr. Unsec’d. Notes	5.650	03/11/16	EUR	454	602,847
Ecopetrol SA (Colombia), Sr. Unsec’d. Notes	5.875	05/28/45		1,075	1,104,563
Export Credit Bank of Turkey (Turkey), Sr. Unsec’d. Notes, 144A	5.375	11/04/16		2,440	2,568,710
Gazprom OAO Via Gaz Capital SA (Russia), Sr. Unsec’d. Notes, 144A	6.510	03/07/22		2,200	2,296,250
Sr. Unsec’d. Notes, 144A	9.250	04/23/19		1,950	2,252,648
KazMunayGas National Co. JSC (Kazakhstan), Sr. Unsec’d. Notes, 144A	7.000	05/05/20		4,355	4,905,907
Sr. Unsec’d. Notes, MTN, 144A	5.750	04/30/43		1,175	1,142,688
Sr. Unsec’d. Notes, MTN, 144A	9.125	07/02/18		3,610	4,268,825
Sr. Unsec’d. Notes, MTN, 144A	11.750	01/23/15		410	418,458
Korea Development Bank (The) (South Korea), Sr. Unsec’d. Notes	8.350	06/18/15	TRY	3,000	1,330,047
Korea Hydro & Nuclear Power Co. Ltd. (South Korea), Sr. Unsec’d. Notes, 144A	3.000	09/19/22		950	934,434
Majapahit Holding BV (Indonesia), Gtd. Notes, 144A	7.750	10/17/16		200	220,000
Gtd. Notes, RegS	7.250	06/28/17		1,500	1,665,000
Gtd. Notes, RegS	7.750	10/17/16		3,203	3,523,300
Gtd. Notes, RegS	7.750	01/20/20		2,180	2,536,975
Petroleos Mexicanos (Mexico), Gtd. Notes	3.500	01/30/23		750	725,925
Gtd. Notes	4.875	01/24/22		250	266,500
Gtd. Notes	5.500	01/21/21		1,900	2,100,545
Gtd. Notes	5.500	06/27/44		2,190	2,283,075
Gtd. Notes	6.500	06/02/41		1,000	1,170,000
Power Sector Assets & Liabilities Management Corp. (Philippines), Gov’t. Gtd. Notes, RegS	7.390	12/02/24		2,200	2,860,000

See Notes to Financial Statements.

56

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
NON-CORPORATE FOREIGN AGENCIES (Continued)
Russian Agricultural Bank OJSC Via RSHB Capital SA (Russia), Sr. Unsec’d. Notes, 144A(e)	6.299%	05/15/17		325	$325,813
Sr. Unsec’d. Notes, 144A	7.750	05/29/18		1,485	1,545,900
State Bank of India (India), Sr. Unsec’d. Notes, MTN, RegS	4.500	11/30/15	EUR	950	1,230,396
VTB Bank OJSC Via VTB Capital SA (Russia), Sr. Unsec’d. Notes, 144A	6.875	05/29/18		1,425	1,453,500

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $52,267,381)					51,239,317

SOVEREIGN BONDS 7.9%
Brazilian Government International Bond (Brazil), Sr. Unsec’d. Notes	7.875	03/07/15		3,585	3,669,247
Unsec’d. Notes	11.000	06/26/17	EUR	6,100	9,527,738
Bulgaria Government International Bond (Bulgaria), Sr. Unsec’d. Notes, RegS	4.250	07/09/17	EUR	3,500	4,722,647
Sr. Unsec’d. Notes, RegS	8.250	01/15/15		4,500	4,565,250
China Government Bond (China), Sr. Unsec’d. Notes, RegS	2.560	06/29/17	CNH	7,000	1,135,321
Croatia Government International Bond (Croatia), Sr. Unsec’d. Notes	6.500	01/05/15	EUR	400	505,936
Cyprus Government International Bond (Cyprus), Sr. Unsec’d. Notes, MTN, RegS	3.750	11/01/15	EUR	1,600	1,974,962
Sr. Unsec’d. Notes, MTN, RegS	4.625	02/03/20	EUR	300	355,305
Eurasian Development Bank (Supranational Bank), Sr. Unsec’d. Notes, 144A	5.000	09/26/20		2,325	2,344,855
Hellenic Republic Government Bond (Greece), Sr. Unsec’d. Notes	5.800	07/14/15	JPY	304,100	2,707,322
Sr. Unsec’d. Notes, RegS	4.750	04/17/19	EUR	4,700	5,380,389
Sr. Unsec’d. Notes, Series 9RG	5.800	07/14/15	JPY	101,800	906,299
Hellenic Republic Government International Bond (Greece), Sr. Unsec’d. Notes, MTN	3.800	08/08/17	JPY	1,010,000	8,376,719
Sr. Unsec’d. Notes, Series 12RG	5.250	02/01/16	JPY	100,000	842,422
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	4.125	02/19/18		3,490	3,604,263
Sr. Unsec’d. Notes	4.750	02/03/15		5,000	5,044,750
Sr. Unsec’d. Notes	5.375	02/21/23		1,250	1,343,750
Sr. Unsec’d. Notes	6.375	03/29/21		2,250	2,553,471

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	57

Portfolio of Investments

as of October 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
SOVEREIGN BONDS (Continued)
Hungary Government International Bond (Hungary), (Continued)
Sr. Unsec’d. Notes(e)	7.625%	03/29/41		916	$1,183,930
Sr. Unsec’d. Notes, MTN	4.000	05/20/16	CHF	700	755,184
Sr. Unsec’d. Notes, RegS	6.000	01/11/19	EUR	545	786,265
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, MTN, 144A	2.875	07/08/21	EUR	1,825	2,321,301
Sr. Unsec’d. Notes, RegS	5.875	03/13/20		4,030	4,508,562
Sr. Unsec’d. Notes, RegS	6.875	01/17/18		2,250	2,539,800
Italy Buoni Poliennali del Tesoro (Italy), Bonds	6.500	11/01/27	EUR	1,610	2,804,381
Italy Government International Bond (Italy), Sr. Unsec’d. Notes	3.125	01/26/15		20,000	20,114,700
Sr. Unsec’d. Notes	5.250	09/20/16		100	107,448
Sr. Unsec’d. Notes	6.875	09/27/23		800	1,014,734
Sr. Unsec’d. Notes, MTN	5.200	07/31/34	EUR	200	302,607
Sr. Unsec’d. Notes, MTN, RegS	2.500	03/02/15	CHF	1,000	1,046,095
Sr. Unsec’d. Notes, MTN, RegS	6.000	08/04/28	GBP	400	755,701
Sr. Unsec’d. Notes, RegS	3.450	03/24/17	JPY	190,000	1,794,818
Sr. Unsec’d. Notes, RegS	3.700	11/14/16	JPY	30,000	282,695
Sr. Unsec’d. Notes, RegS	4.500	06/08/15	JPY	415,000	3,781,290
Sr. Unsec’d. Notes, RegS	5.500	12/15/14	JPY	427,000	3,823,267
Kingdom of Belgium (Belgium), Notes, 144A	8.875	12/01/24		1,000	1,439,142
Notes, MTN	5.000	04/24/18	GBP	1,000	1,763,412
Lithuania Government International Bond (Lithuania), Sr. Unsec’d. Notes, RegS	6.750	01/15/15		2,000	2,023,000
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes	2.750	04/22/23	EUR	5,070	6,683,843
Sr. Unsec’d. Notes, MTN	4.250	07/14/17	EUR	3,200	4,402,662
Sr. Unsec’d. Notes, MTN	4.750	03/08/44		3,000	3,046,500
Sr. Unsec’d. Notes, MTN	11.000	05/08/17	ITL	1,095,000	885,851
Panama Government International Bond (Panama), Sr. Unsec’d. Notes	5.200	01/30/20		2,165	2,392,325
Peru Enhanced Pass-Through Finance Ltd. (Peru), Pass-Through Certificates, RegS	3.610(b)	05/31/18		430	403,331
Perusahaan Penerbit SBSN Indonesia (Indonesia), Sr. Unsec’d. Notes, RegS	4.000	11/21/18		3,321	3,433,084
Peruvian Government International Bond (Peru), Sr. Unsec’d. Notes	7.350	07/21/25		1,000	1,322,500
Sr. Unsec’d. Notes	9.875	02/06/15		605	618,310

See Notes to Financial Statements.

58

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
SOVEREIGN BONDS (Continued)
Philippine Government International Bond (Philippines), Sr. Unsec’d. Notes	6.250%	03/15/16	EUR	5,360	$7,186,319
Poland Government International Bond (Poland), Sr. Unsec’d. Notes, RegS	1.050	11/08/17	JPY	200,000	1,810,895
Sr. Unsec’d. Notes, RegS	2.340	11/13/14	JPY	100,000	890,559
Portugal Government International Bond (Portugal), Sr. Unsec’d. Notes, MTN, RegS	3.500	03/25/15		9,600	9,692,170
Unsec’d. Notes, MTN, 144A	5.125	10/15/24		7,500	7,724,220
Unsec’d. Notes, MTN, RegS	5.125	10/15/24		500	514,948
Portugal Obrigacoes do Tesouro OT (Portugal), Sr. Unsec’d. Notes, RegS	4.750	06/14/19	EUR	5,550	7,834,361
Qatar Government International Bond (Qatar), Sr. Unsec’d. Notes, 144A(e)	5.750	01/20/42		1,500	1,777,500
Republic of Armenia, Sr. Unsec’d. Notes, 144A	6.000	09/30/20		3,550	3,709,750
Republic of Brazil (Brazil), Sr. Unsec’d. Notes	4.875	01/22/21		2,575	2,774,562
Sr. Unsec’d. Notes(e)	5.625	01/07/41		700	757,750
Sr. Unsec’d. Notes	7.125	01/20/37		650	820,625
Sr. Unsec’d. Notes	8.250	01/20/34		1,130	1,565,050
Republic of Colombia (Colombia), Sr. Unsec’d. Notes	7.375	09/18/37		1,115	1,502,462
Republic of Latvia (Latvia), Sr. Unsec’d. Notes, RegS	5.250	02/22/17		2,300	2,501,250
Republic of Serbia (Serbia), Sr. Unsec’d. Notes, RegS	6.750(g)	11/01/24		4,064	4,122,365
Romanian Government International Bond (Romania), Sr. Unsec’d. Notes, MTN, 144A	4.875	01/22/24		620	668,050
Sr. Unsec’d. Notes, RegS	5.000	03/18/15	EUR	3,400	4,328,663
Slovakia Government International Bond (Slovak Republic), Sr. Unsec’d. Notes, RegS	4.375	05/21/22		4,000	4,355,000
Slovenia Government International Bond (Slovenia), Bonds, 144A	4.125	02/18/19		1,000	1,052,500
Bonds, 144A	5.850	05/10/23		3,000	3,365,640
Sr. Unsec’d. Notes, 144A	4.750	05/10/18		2,500	2,684,375
Sr. Unsec’d. Notes, RegS	4.750	05/10/18		2,400	2,577,000
South Africa Government International Bond (South Africa), Sr. Unsec’d. Notes	3.750	07/24/26	EUR	500	655,553
Sr. Unsec’d. Notes, MTN	4.500	04/05/16	EUR	1,500	1,975,589

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	59

Portfolio of Investments

as of October 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
SOVEREIGN BONDS (Continued)
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	5.125%	05/18/20	EUR	1,850	$2,606,377
Sr. Unsec’d. Notes	5.875	04/02/19	EUR	900	1,290,309
United Mexican States (Mexico), Sr. Unsec’d. Notes, MTN	2.375	04/09/21	EUR	200	261,407
Uruguay Government International Bond (Uruguay), Sr. Unsec’d. Notes	6.875	01/19/16	EUR	100	134,081

TOTAL SOVEREIGN BONDS (cost $219,942,246)					217,036,714

U.S. GOVERNMENT AGENCY OBLIGATIONS 1.0%
Federal Home Loan Bank	0.045(b)	11/26/14		1,250	1,249,981
Federal Home Loan Bank	0.050(b)	12/03/14-12/19/14		7,162	7,161,772
Federal Home Loan Bank	0.055(b)	12/10/14		200	199,995
Federal Home Loan Bank, Unsec’d. Notes	0.052(b)	12/15/14		292	291,991
Federal Home Loan Mortgage Corp.	0.050(b)	12/04/14-12/22/14		754	753,976
Federal Home Loan Mortgage Corp., Unsec’d. Notes	0.045(b)	11/13/14		45	45,000
Unsec’d. Notes	0.051(b)	11/14/14		18	18,000
Unsec’d. Notes	0.055(b)	11/24/14		242	241,997
Unsec’d. Notes	0.080(b)	12/11/14		300	299,992
Federal National Mortgage Assoc., Unsec’d. Notes	0.041	11/04/14		87	87,000
Unsec’d. Notes	0.050(b)	12/15/14		16,700	16,699,516
Unsec’d. Notes	0.055(b)	12/04/14		15	15,000

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $27,063,426)					27,064,220

U.S. TREASURY OBLIGATIONS 3.8%
U.S. Treasury Bonds	3.375	05/15/44		400	424,344
U.S. Treasury Notes	1.500	10/31/19		100,000	99,468,800
U.S. Treasury Notes	2.375	08/15/24		2,785	2,795,878

TOTAL U.S. TREASURY OBLIGATIONS (cost $102,713,211)					102,689,022

TOTAL LONG-TERM INVESTMENTS (cost $2,638,444,934)					2,636,518,990

See Notes to Financial Statements.

60

Description	Shares	Value (Note 1)
SHORT-TERM INVESTMENTS 14.1%

AFFILIATED MONEY MARKET MUTUAL FUND 13.8%
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $377,879,149; includes $95,276,941 of cash collateral for securities on loan)(h)	377,879,149	$377,879,149

	Notional Amount (000)#
OPTIONS PURCHASED* 0.3%

Call Options 0.3%
5 Year U.S. Treasury Notes Futures, expiring 11/21/14, Strike Price $118.75	534,700	4,260,891
U.S. Treasury Long Bond Futures, expiring 11/21/14, Strike Price $143.00	77,900	340,812
U.S. Treasury Long Bond Futures, expiring 11/21/14, Strike Price $149.00	77,900	24,344
U.S. Treasury Ultra Bonds Futures, expiring 11/21/14, Strike Price $150.00	39,900	2,755,594
U.S. Treasury Ultra Bonds Futures, expiring 11/21/14, Strike Price $156.00	39,900	822,937

		8,204,578

Put Options
Eurodollars 1 Year Mid-Curve Futures, expiring 12/12/14, Strike Price $98.38	646,250	16,156
Eurodollars 1 Year Mid-Curve Futures, expiring 12/12/14, Strike Price $99.00	646,250	177,719

		193,875

TOTAL OPTIONS PURCHASED (cost $6,519,167)		8,398,453

TOTAL SHORT-TERM INVESTMENTS (cost $384,398,316)		386,277,602

TOTAL INVESTMENTS BEFORE OPTIONS WRITTEN 110.4% (cost $3,022,843,250; Note 5)		3,022,796,592

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	61

Portfolio of Investments

as of October 31, 2014 continued

Description	Notional Amount (000)#	Value (Note 1)
OPTIONS WRITTEN* (0.2)%

Call Options (0.2)%
5 Year U.S. Treasury Notes Futures, expiring 11/21/14, Strike Price $119.75	534,700	$(1,127,883)
U.S. Treasury Long Bond Futures, expiring 11/21/14, Strike Price $146.00	155,800	(146,062)
U.S. Treasury Ultra Bonds Futures, expiring 11/21/14, Strike Price $153.00	79,800	(3,341,625)

		(4,615,570)

Put Options
Eurodollars 1 Year Mid-Curve Futures, expiring 12/12/14, Strike Price $98.63	646,250	(16,157)
Eurodollars 1 Year Mid-Curve Futures, expiring 12/12/14, Strike Price $98.88	646,250	(80,781)

		(96,938)

TOTAL OPTIONS WRITTEN (premiums received $3,735,020)		(4,712,508)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN 110.2% (cost $3,019,108,230)		3,018,084,084
Liabilities in excess of other assets(i) (10.2)%		(279,929,624)

NET ASSETS 100.0%		$2,738,154,460

The following abbreviations are used in the portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

RegS—Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

ABS—Asset-Backed Security

AUD—Australian Dollar

BABs—Build America Bonds

BBR—New Zealand Bank Bill Rate

BBSW—Australian Bank Bill Swap Reference Rate

bps—Basis Points

BRL—Brazilian Real

BZDIOVER—Overnight Brazil Cetip Interbank Deposit

CAD—Canadian Dollar

See Notes to Financial Statements.

62

CDO—Collateralized Debt Obligation

CDS—Credit Default Swap

CDX—Credit Derivative Index

CHF—Swiss Franc

CLO—Collateralized Loan Obligation

CLP—Chilean Peso

CMBS—Collateralized Mortgage-Backed Security

CNH—Chinese Renminbi

COP—Colombian Peso

CZK—Czech Koruna

DKK—Danish Krone

EUR—Euro

EURIBOR—Euro Interbank Offered Rate

FHLMC—Federal Home Loan Mortgage Corp.

GBP—British Pound

GMTN—Global Medium Term Note

HKD—Hong Kong Dollar

HUF—Hungarian Forint

INR—Indian Rupee

IO—Interest Only

ITL—Italian Lira

JIBAR—Johannesburg Interbank Agreed Rate

JPY—Japanese Yen

LIBOR—London Interbank Offered Rate

MosPrime—Moscow Prime Offered Rate

MTN—Medium Term Note

MXN—Mexican Peso

MYR—Malaysian Ringgit

NOK—Norwegian Krone

NZD—New Zealand Dollar

OIS—Overnight Index Swap

PEN—Peruvian Nuevo Sol

PHP—Philippine Peso

PIK—Payment-in-Kind

PLN—Polish Zloty

RON—Romanian Leu

RUB—Russian Ruble

SEK—Swedish Krona

SGD—Singapore Dollar

SLM—Student Loan Mortgage

TELBOR—Tel Aviv Interbank Offered Rate

THB—Thai Baht

TRY—Turkish Lira

TWD—New Taiwanese Dollar

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	63

Portfolio of Investments

as of October 31, 2014 continued

USD—United States Dollar

WIBOR—Warsaw Interbank Offered Rate

ZAR—South African Rand

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.
(a)	Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2014.
(b)	Represents zero coupon bond or principal only securities. Rate represents yield to maturity at purchase date.
(c)	Indicates a restricted security; the aggregate cost of the restricted securities is $48,115,228. The aggregate value, $47,720,783, is approximately 1.7% of net assets.
(d)	Indicates a security that has been deemed illiquid.
(e)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $92,347,871; cash collateral of $95,276,941 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.
(f)	Represents security, or a portion thereof, segregated as collateral for swap agreements.
(g)	Represents step coupon bond. Rate shown reflects the rate in effect at October 31, 2014.
(h)	Prudential Investments LLC, the manager of the Fund also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(i)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at October 31, 2014:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at October 31, 2014	Unrealized Appreciation (Depreciation)(1)
	Long Position:
754	5 Year U.S. Treasury Notes	Dec. 2014	$90,386,210	$90,049,984	$(336,226)
	Short Positions:
200	3 Month Euro Swiss Franc	Mar. 2015	51,986,482	51,992,932	(6,450)
713	2 Year U.S. Treasury Notes	Dec. 2014	156,745,164	156,548,063	197,101
174	10 Year U.S. Treasury Notes	Dec. 2014	22,128,914	21,986,531	142,383
109	U.S. Ultra Treasury Bonds	Dec. 2014	17,132,344	17,092,563	39,781

					372,815

					$36,589

(1)	Cash of $80,000 has been segregated with Goldman Sachs & Co. to cover requirements for open futures contracts at October 31, 2014.

See Notes to Financial Statements.

64

Forward foreign currency exchange contracts outstanding at October 31, 2014:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 01/16/15	BNP Paribas	AUD	4,246	$3,711,000	$3,716,157	$5,157
Expiring 01/16/15	Citigroup Global Markets	AUD	4,225	3,690,500	3,696,951	6,451
Expiring 01/16/15	Citigroup Global Markets	AUD	6,278	5,444,990	5,493,977	48,987
Expiring 01/16/15	UBS AG	AUD	3,333	2,926,166	2,916,940	(9,226)
Brazilian Real,
Expiring 12/11/14	Barclays Capital Group	BRL	1,826	732,000	727,874	(4,126)
Expiring 12/11/14	Citigroup Global Markets	BRL	2,022	817,500	805,983	(11,517)
Expiring 12/11/14	Citigroup Global Markets	BRL	9,636	3,925,679	3,841,731	(83,948)
British Pound,
Expiring 01/28/15	JPMorgan Chase	GBP	4,609	7,409,500	7,368,398	(41,102)
Expiring 01/28/15	JPMorgan Chase	GBP	14,489	23,288,922	23,161,780	(127,142)
Expiring 01/28/15	UBS AG	GBP	3,066	4,954,400	4,901,832	(52,568)
Canadian Dollar,
Expiring 01/16/15	BNP Paribas	CAD	4,560	4,087,700	4,038,271	(49,429)
Expiring 01/16/15	Citigroup Global Markets	CAD	16,238	14,428,161	14,378,749	(49,412)
Expiring 01/16/15	JPMorgan Chase	CAD	4,148	3,680,000	3,672,784	(7,216)
Expiring 01/16/15	UBS AG	CAD	4,140	3,690,500	3,665,838	(24,662)
Chilean Peso,
Expiring 01/12/15	Citigroup Global Markets	CLP	2,163,079	3,685,600	3,734,246	48,646
Expiring 01/15/15	Citigroup Global Markets	CLP	2,169,953	3,715,800	3,745,031	29,231
Expiring 01/15/15	Citigroup Global Markets	CLP	2,372,297	4,087,700	4,094,247	6,547
Chinese Renminbi,
Expiring 01/15/15	Citigroup Global Markets	CNH	122,814	19,849,878	19,963,025	113,147
Expiring 01/15/15	Deutsche Bank AG	CNH	25,393	4,104,172	4,127,466	23,294
Expiring 01/15/15	Deutsche Bank AG	CNH	36,301	5,899,492	5,900,612	1,120
Expiring 01/15/15	Goldman Sachs & Co.	CNH	102,390	16,550,616	16,643,208	92,592
Expiring 01/15/15	Hong Kong & Shanghai Bank	CNH	24,328	3,932,320	3,954,447	22,127
Expiring 01/15/15	JPMorgan Chase	CNH	74,401	12,026,302	12,093,583	67,281
Expiring 01/15/15	UBS AG	CNH	29,296	4,734,994	4,761,946	26,952
Colombian Peso,
Expiring 12/11/14	Citigroup Global Markets	COP	2,523,708	1,228,500	1,220,886	(7,614)
Expiring 12/11/14	Citigroup Global Markets	COP	7,429,202	3,716,459	3,594,003	(122,456)
Hong Kong Dollar,
Expiring 01/07/15	Citigroup Global Markets	HKD	81,248	10,472,500	10,477,165	4,665

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	65

Portfolio of Investments

as of October 31, 2014 continued

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Hungarian Forint,
Expiring 11/24/14	Barclays Capital Group	HUF	8,322,005	$34,603,289	$33,825,928	$(777,361)
Expiring 01/22/15	Barclays Capital Group	HUF	1,000,117	4,090,500	4,059,665	(30,835)
Expiring 01/22/15	Deutsche Bank AG	HUF	726,225	2,964,698	2,947,886	(16,812)
Expiring 01/22/15	Deutsche Bank AG	HUF	904,063	3,715,800	3,669,764	(46,036)
Indian Rupee,
Expiring 11/03/14	UBS AG	INR	193,135	3,186,000	3,143,541	(42,459)
Expiring 11/03/14	UBS AG	INR	260,109	4,206,500	4,233,628	27,128
Expiring 11/03/14	UBS AG	INR	260,627	4,170,700	4,242,061	71,361
Expiring 01/28/15	Barclays Capital Group	INR	713,871	11,481,276	11,404,826	(76,450)
Malaysian Ringgit,
Expiring 01/09/15	Barclays Capital Group	MYR	12,423	3,790,273	3,757,052	(33,221)
Expiring 01/09/15	Citigroup Global Markets	MYR	7,993	2,420,915	2,417,488	(3,427)
Expiring 01/09/15	Goldman Sachs & Co.	MYR	11,990	3,631,152	3,626,232	(4,920)
Mexican Peso,
Expiring 01/22/15	Deutsche Bank AG	MXN	38,972	2,888,764	2,879,626	(9,138)
Expiring 01/22/15	Goldman Sachs & Co.	MXN	160,869	11,819,240	11,886,547	67,307
Expiring 01/22/15	Toronto Dominion	MXN	160,869	11,820,031	11,886,548	66,517
New Taiwanese Dollar,
Expiring 02/02/15	UBS AG	TWD	149,970	4,954,400	4,937,919	(16,481)
New Zealand Dollar,
Expiring 01/16/15	Barclays Capital Group	NZD	10,353	8,203,993	8,007,970	(196,023)
Expiring 01/16/15	Deutsche Bank AG	NZD	5,258	4,090,500	4,067,324	(23,176)
Norwegian Krone,
Expiring 01/26/15	BNP Paribas	NOK	48,688	7,392,100	7,196,789	(195,311)
Expiring 01/26/15	JPMorgan Chase	NOK	47,958	7,229,623	7,088,971	(140,652)
Philippine Peso,
Expiring 11/14/14	Barclays Capital Group	PHP	37,259	854,416	829,877	(24,539)
Expiring 11/14/14	JPMorgan Chase	PHP	37,259	850,846	829,877	(20,969)
Expiring 11/14/14	JPMorgan Chase	PHP	278,568	6,361,464	6,204,688	(156,776)
Expiring 02/12/15	UBS AG	PHP	183,992	4,206,500	4,086,713	(119,787)
Polish Zloty,
Expiring 01/26/15	Deutsche Bank AG	PLN	42,137	12,596,100	12,460,592	(135,508)
Romanian Leu,
Expiring 01/26/15	JPMorgan Chase	RON	37,149	10,632,639	10,521,025	(111,614)
Russian Ruble,
Expiring 12/17/14	BNP Paribas	RUB	16,015	386,094	366,826	(19,268)
Singapore Dollar,
Expiring 01/23/15	Citigroup Global Markets	SGD	6,333	4,979,876	4,928,220	(51,656)
Expiring 01/23/15	Deutsche Bank AG	SGD	3,757	2,942,832	2,924,043	(18,789)
Expiring 01/23/15	Toronto Dominion	SGD	26,162	20,490,574	20,359,910	(130,664)

See Notes to Financial Statements.

66

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Thai Baht,
Expiring 11/18/14	Barclays Capital Group	THB	167,794	$5,114,900	$5,147,588	$32,688
Expiring 11/18/14	BNP Paribas	THB	163,874	4,982,800	5,027,331	44,531

				$387,850,146	$385,663,585	$(2,186,561)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Brazilian Real,
Expiring 12/11/14	BNP Paribas	BRL	10,375	$4,147,100	$4,136,292	$10,808
British Pound,
Expiring 01/28/15	Bank of America	GBP	2,826	4,554,060	4,517,127	36,933
Expiring 01/28/15	Citigroup Global Markets	GBP	12,065	19,446,420	19,286,427	159,993
Canadian Dollar,
Expiring 01/16/15	UBS AG	CAD	16,308	14,349,000	14,440,770	(91,770)
Chinese Renminbi,
Expiring 01/15/15	Barclay Capital Group	CNH	52,706	8,518,068	8,567,107	(49,039)
Czech Koruna,
Expiring 01/26/15	Barclays Capital Group	CZK	185,942	8,503,607	8,384,486	119,121
Expiring 01/26/15	Deutsche Bank AG	CZK	161,649	7,392,100	7,289,063	103,037
Expiring 01/26/15	Deutsche Bank AG	CZK	80,538	3,690,500	3,631,610	58,890
Danish Krone,
Expiring 01/26/15	UBS AG	DKK	163,702	27,859,269	27,579,277	279,992
Euro,
Expiring 01/28/15	Citigroup Global Markets	EUR	21,709	27,496,760	27,221,829	274,931
Expiring 01/28/15	UBS AG	EUR	85,550	108,589,024	107,273,247	1,315,777
Expiring 01/28/15	UBS AG	EUR	7,002	8,842,914	8,780,305	62,609
Expiring 01/28/15	UBS AG	EUR	165	207,176	207,227	(51)
Hungarian Forint,
Expiring 01/22/15	Citigroup Global Markets	HUF	4,104,740	16,794,800	16,661,927	132,873
Expiring 01/22/15	Deutsche Bank AG	HUF	2,763,769	11,334,500	11,218,670	115,830
Expiring 01/22/15	Goldman Sachs & Co.	HUF	1,808,629	7,409,500	7,341,574	67,926
Indian Rupee,
Expiring 11/03/14	Barclays Capital Group	INR	713,871	11,628,462	11,626,568	1,894

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	67

Portfolio of Investments

as of October 31, 2014 continued

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Japanese Yen,
Expiring 01/28/15	JPMorgan Chase	JPY	801,403	$7,431,600	$7,142,330	$289,270
Expiring 01/28/15	JPMorgan Chase	JPY	797,075	7,392,100	7,103,761	288,339
Expiring 01/28/15	Toronto Dominion	JPY	6,438,234	59,582,825	57,379,364	2,203,461
Expiring 01/28/15	UBS AG	JPY	636,714	5,849,331	5,674,578	174,753
New Taiwanese Dollar,
Expiring 02/02/15	Citigroup Global Markets	TWD	406,618	13,430,830	13,388,362	42,468
Expiring 02/02/15	Citigroup Global Markets	TWD	342,057	11,220,500	11,262,605	(42,105)
Norwegian Krone,
Expiring 01/26/15	UBS AG	NOK	45,423	6,812,900	6,714,264	98,636
Expiring 01/26/15	UBS AG	NOK	19,589	2,913,763	2,895,599	18,164
Peruvian Nuevo Sol,
Expiring 04/10/15	BNP Paribas	PEN	1,320	445,506	443,654	1,852
Philippine Peso,
Expiring 11/14/14	BNP Paribas	PHP	74,517	1,698,201	1,659,754	38,447
Polish Zloty,
Expiring 01/26/15	Barclays Capital Group	PLN	54,652	16,332,477	16,161,366	171,111
South African Rand,
Expiring 01/23/15	Citigroup Global Markets	ZAR	10,796	969,065	964,652	4,413
Swedish Krona,
Expiring 01/26/15	Bank of America	SEK	31,400	4,319,941	4,253,155	66,786
Expiring 01/26/15	Citigroup Global Markets	SEK	26,817	3,690,500	3,632,458	58,042
Thai Baht,
Expiring 11/18/14	Citigroup Global Markets	THB	20,205	624,380	619,846	4,534
Expiring 11/18/14	Credit Suisse First Boston Corp.	THB	167,951	4,951,000	5,152,389	(201,389)
Expiring 12/04/14	BNP Paribas	THB	142,161	4,432,280	4,358,008	74,272
Turkish Lira,
Expiring 01/20/15	JPMorgan Chase	TRY	124,302	54,421,722	54,918,484	(496,762)

				$497,282,181	$491,888,135	$5,394,046

						$3,207,485

See Notes to Financial Statements.

68

Cross currency exchange contracts outstanding at October 31, 2014:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation (Depreciation)	Counterparty
Expiring 01/16/15	Buy	CAD	4,158	EUR	2,919	$22,422	Citigroup Global Markets
Expiring 01/26/15	Buy	EUR	2,922	SEK	27,129	(10,905)	UBS AG
Expiring 01/26/15	Buy	EUR	11,695	NOK	99,066	21,003	UBS AG
Expiring 01/26/15	Buy	EUR	2,914	SEK	27,328	(47,601)	BNP Paribas
Expiring 01/26/15	Buy	EUR	5,839	NOK	49,396	19,808	UBS AG
Expiring 01/26/15	Buy	EUR	5,831	CHF	7,031	(2,557)	JPMorgan Chase
Expiring 01/26/15	Buy	SEK	60,273	CHF	7,832	17,693	Barclays Capital Group
Expiring 01/20/15	Buy	TRY	9,178	EUR	3,241	(8,693)	Deutsche Bank AG

						$11,170

Currency swap agreements outstanding at October 31, 2014:

Notional Amount (000)#	Fund Receives	Notional Amount (000)		Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Over-the-counter swap agreements:
800	3 Month CHF LIBOR minus 13.30 bps	CHF	700	3 Month LIBOR	Hong Kong & Shanghai Bank	03/21/16	$73,109	$—	$73,109
7,932	3 Month LIBOR	EUR	5,980	3 Month EURIBOR minus 26.25 bps	Barclays Capital Group	01/25/15	442,551	—	442,551
2,243	3 Month LIBOR	EUR	1,700	3 Month EURIBOR minus 28.25 bps	Barclays Capital Group	01/04/16	117,608	—	117,608
364	3 Month LIBOR	EUR	280	3 Month EURIBOR minus 30.50 bps	Barclays Capital Group	12/04/14	12,936	—	12,936
196	3 Month LIBOR	EUR	150	3 Month EURIBOR minus 31.70 bps	Barclays Capital Group	12/14/15	8,142	—	8,142
1,817	3 Month LIBOR	GBP	1,200	3 Month GBP LIBOR minus 14.25 bps	Barclays Capital Group	04/05/18	(94,357)	—	(94,357)
602	3 Month LIBOR	JPY	60,000	3 Month JPY LIBOR minus 54.00 bps	Barclays Capital Group	10/12/16	70,056	—	70,056
6,619	3 Month LIBOR	EUR	4,975	3 Month EURIBOR minus 26.00 bps	Citigroup Global Markets	01/25/15	388,042	—	388,042
1,079	3 Month LIBOR	EUR	820	3 Month EURIBOR minus 30.00 bps	Citigroup Global Markets	12/18/15	54,089	—	54,089
254	3 Month LIBOR	EUR	200	3 Month EURIBOR minus 31.25 bps	Citigroup Global Markets	11/15/15	3,880	—	3,880
1,622	3 Month LIBOR	JPY	158,135	3 Month JPY LIBOR minus 32.75 bps	Citigroup Global Markets	05/02/15	215,074	—	215,074
2,013	3 Month LIBOR	JPY	200,000	3 Month JPY LIBOR minus 53.25 bps	Citigroup Global Markets	04/24/17	240,118	—	240,118
6,211	3 Month LIBOR	EUR	4,700	3 Month EURIBOR minus 29.75 bps	Deutsche Bank AG	12/31/15	335,620	—	335,620

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	69

Portfolio of Investments

as of October 31, 2014 continued

Notional Amount (000)#	Fund Receives	Notional Amount (000)		Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
9,427	3 Month LIBOR	JPY	961,510	3 Month JPY LIBOR minus 31.25 bps	Deutsche Bank AG	05/14/17	$857,585	$—	$857,585
1,070	3 Month LIBOR	CHF	1,000	3 Month CHF LIBOR minus 29.00 bps	Hong Kong & Shanghai Bank	04/24/15	31,173	—	31,173
1,800	3 Month LIBOR	EUR	1,350	3 Month EURIBOR minus 25.75 bps	Hong Kong & Shanghai Bank	01/17/15	108,610	—	108,610
3,211	3 Month LIBOR	EUR	2,420	3 Month EURIBOR minus 26.00 bps	Hong Kong & Shanghai Bank	01/25/15	180,283	—	180,283
2,618	3 Month LIBOR	EUR	2,000	3 Month EURIBOR minus 26.00 bps	Hong Kong & Shanghai Bank	04/16/15	114,352	—	114,352
724	3 Month LIBOR	EUR	550	3 Month EURIBOR minus 30.25 bps	Hong Kong & Shanghai Bank	12/19/15	36,577	—	36,577
1,686	3 Month LIBOR	EUR	1,290	3 Month EURIBOR minus 30.50 bps	Hong Kong & Shanghai Bank	12/17/15	79,409	—	79,409
2,656	3 Month LIBOR	GBP	1,745	3 Month GBP LIBOR minus 9.50 bps	Hong Kong & Shanghai Bank	06/04/18	(128,422)	—	(128,422)
1,305	3 Month LIBOR	EUR	1,000	3 Month EURIBOR minus 25.25 bps	JPMorgan Chase	04/11/15	52,978	—	52,978
127	3 Month LIBOR	EUR	100	3 Month EURIBOR minus 31.25 bps	JPMorgan Chase	11/15/14	1,827	—	1,827
1,061	3 Month LIBOR	JPY	105,000	3 Month JPY LIBOR minus 37.00 bps	JPMorgan Chase	04/11/15	126,788	—	126,788
43	3 Month LIBOR plus 208 bps	EUR	35	4.250%	Citigroup Global Markets	07/14/17	(4,206)	(4,000)	(206)
79	3 Month LIBOR plus 220 bps	EUR	65	4.250%	Citigroup Global Markets	07/14/17	(7,790)	(6,770)	(1,020)
257	3 Month LIBOR plus 313 bps	JPY	20,000	4.500%	Citigroup Global Markets	06/08/15	76,765	(11,240)	88,005
256	3 Month LIBOR plus 333 bps	JPY	20,000	4.500%	Citigroup Global Markets	06/08/15	76,277	(10,063)	86,340
123	3 Month LIBOR plus 398 bps	EUR	100	4.500%	JPMorgan Chase	11/30/15	(7,819)	(2,121)	(5,698)
121	3 Month LIBOR plus 412 bps	EUR	100	4.500%	Citigroup Global Markets	11/30/15	(8,999)	(1,140)	(7,859)
64	3 Month LIBOR plus 432 bps	JPY	5,000	3.450%	Citigroup Global Markets	03/24/17	21,846	311	21,535
TRY 10,920	7.70%		5,672	3 Month LIBOR	Barclays Capital Group	07/22/18	(761,167)	—	(761,167)
TRY 11,530	7.71%		5,996	3 Month LIBOR	Barclays Capital Group	07/23/18	(809,170)	—	(809,170)
TRY 40,000	8.68%		19,498	3 Month LIBOR	Hong Kong & Shanghai Bank	09/05/15	(1,218,825)	—	(1,218,825)
TRY 59,000	8.69%		28,393	3 Month LIBOR	Hong Kong & Shanghai Bank	09/09/15	(1,450,637)	—	(1,450,637)

							$(765,697)	$(35,023)	$(730,674)

See Notes to Financial Statements.

70

Interest rate swap agreements outstanding at October 31, 2014:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2014	Unrealized Appreciation (Depreciation)
	Exchange-traded swap agreements:
MXN	15,000	12/02/15	5.080%	28 Day Mexican Interbank Rate(2)	$(388)	$19,273	$19,661
ZAR	234,400	03/04/16	7.200%	3 Month JIBAR(2)	(11,299)	196,970	208,269
	35,555	06/30/16	0.618%	3 Month LIBOR(1)	239	(36,793)	(37,032)
	112,690	06/30/16	0.655%	3 Month LIBOR(1)	432	(186,235)	(186,667)
	80,000	08/01/16	0.743%	3 Month LIBOR(1)	306	(207,541)	(207,847)
	50,000	08/04/16	0.733%	3 Month LIBOR(1)	275	(119,313)	(119,588)
	460,000	08/06/16	0.677%	3 Month LIBOR(1)	1,300	(618,104)	(619,404)
	900,000	08/07/16	0.689%	3 Month LIBOR(1)	130,834	(1,390,003)	(1,520,837)
	55,800	09/30/16	0.877%	3 Month LIBOR(1)	290	(160,843)	(161,133)
	38,000	10/02/16	0.834%	3 Month LIBOR(1)	245	(119,964)	(120,209)
	61,500	10/07/16	0.805%	3 Month LIBOR(1)	304	(155,782)	(156,086)
	171,500	10/08/16	0.815%	3 Month LIBOR(1)	(431,465)	(454,143)	(22,678)
EUR	16,000	08/13/17	0.099%	1 Day EUR OIS(1)	3,342	(67,634)	(70,976)
	23,955	12/24/17	1.384%	3 Month LIBOR(1)	2,745	(143,999)	(146,744)
PLN	85,000	09/03/18	3.985%	6 Month WIBOR(2)	(181,351)	1,964,196	2,145,547
MXN	200,000	04/18/19	5.480%	28 Day Mexican Interbank Rate(2)	(12,031)	309,024	321,055
EUR	13,800	08/01/19	0.346%	1 Day EUR OIS(1)	9,653	(208,860)	(218,513)
	48,650	10/01/19	1.934%	3 Month LIBOR(1)	(236,826)	(455,331)	(218,505)
	263,500	05/15/21	2.202%	3 Month LIBOR(1)	1,731	(2,328,493)	(2,330,224)
	2,570	07/31/21	2.290%	3 Month LIBOR(1)	(50,205)	(24,283)	25,922
MXN	2,900	05/25/22	6.370%	28 Day Mexican Interbank Rate(2)	(337)	8,073	8,410
	24,000	04/03/23	2.015%	3 Month LIBOR(1)	—	565,405	565,405
	16,300	06/20/23	2.604%	3 Month LIBOR(1)	238	(343,290)	(343,528)
NZD	9,130	08/19/23	4.850%	3 Month NZD LIBOR(2)	(20,702)	259,746	280,448
	101,900	09/24/23	2.903%	3 Month LIBOR(1)	965	(4,466,479)	(4,467,444)
ZAR	11,500	10/22/23	7.625%	3 Month JIBAR(2)	691	(5,358)	(6,049)
ZAR	88,600	11/14/23	8.190%	3 Month JIBAR(2)	(22,772)	253,040	275,812
EUR	6,250	08/04/24	1.054%	1 Day EUR OIS(1)	(191,880)	(261,006)	(69,126)
MXN	86,950	08/13/24	6.120%	28 Day Mexican Interbank Rate(2)	439	2,334	1,895
	98,000	08/15/24	2.559%	3 Month LIBOR(1)	934	(884,287)	(885,221)
	56,550	09/09/24	2.558%	3 Month LIBOR(1)	602	(471,611)	(472,213)
AUD	6,500	03/07/29	4.743%	6 Month BBSW(2)	(22,089)	513,371	535,460

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	71

Portfolio of Investments

as of October 31, 2014 continued

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2014	Unrealized Appreciation (Depreciation)
	Exchange-traded swap agreements (cont’d.):
MXN	47,600	07/27/34	6.720%	28 Day Mexican Interbank Rate(2)	$856	$(123,390)	$(124,246)
	8,500	02/15/40	3.193%	3 Month LIBOR(1)	197	(282,851)	(283,048)
	1,300	12/12/42	2.590%	3 Month LIBOR(1)	23	115,534	115,511
	13,400	08/21/44	3.190%	3 Month LIBOR(1)	385	(397,044)	(397,429)

					$(1,024,319)	$(9,705,671)	$(8,681,352)

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	Over-the-counter swap agreements:
BRL	2,166	01/01/17	8.330%	1 Day BZDIOVER(2)	$(90,795)	$—	$(90,795)	Citigroup Global Markets
BRL	1,026	01/01/17	9.130%	1 Day BZDIOVER(2)	(27,252)	—	(27,252)	Barclays Capital Group
BRL	73,728	01/02/17	10.580%	1 Day BZDIOVER(2)	(836,611)	—	(836,611)	Hong Kong & Shanghai Bank
	100,250	11/30/17	1.170%	3 Month LIBOR(1)	(472,578)	—	(472,578)	Credit Suisse First Boston Corp.
BRL	63,579	01/01/18	11.770%	1 Day BZDIOVER(2)	(246,508)	—	(246,508)	Deutsche Bank AG
MXN	143,100	06/20/18	6.020%	28 Day Mexican Interbank Rate(2)	502,984	—	502,984	Credit Suisse First Boston Corp.
ZAR	119,800	06/25/18	7.420%	3 Month JIBAR(2)	159,333	—	159,333	Barclays Capital Group
PLN	56,900	06/28/18	3.736%	6 Month WIBOR(2)	1,206,084	—	1,206,084	Citigroup Global Markets
MXN	173,100	11/09/18	5.410%	28 Day Mexican Interbank Rate(2)	301,108	—	301,108	Deutsche Bank AG
	23,800	01/24/20	1.348%	3 Month LIBOR(1)	473,053	—	473,053	Credit Suisse First Boston Corp.
	50,000	02/25/20	1.478%	3 Month LIBOR(1)	799,406	—	799,406	Bank of America
BRL	20,873	01/01/21	12.640%	1 Day BZDIOVER(2)	620,118	—	620,118	Deutsche Bank AG
BRL	26,447	01/01/21	11.300%	1 Day BZDIOVER(2)	(258,296)	—	(258,296)	Barclays Capital Group
MXN	164,100	04/28/23	5.100%	28 Day Mexican Interbank Rate(2)	(751,744)	—	(751,744)	Barclays Capital Group
RUB	150,000	05/17/23	7.250%	3 Month MosPrime(2)	(764,284)	—	(764,284)	Credit Suisse First Boston Corp.

See Notes to Financial Statements.

72

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	Over-the-counter swap agreements (cont’d.):
RUB	150,000	05/17/23	7.250%	3 Month MosPrime(2)	$(765,589)	$—	$(765,589)	Credit Suisse First Boston Corp.
NZD	3,435	08/12/23	4.648%	3 Month BBR(2)	69,329	—	69,329	Citigroup Global Markets
NZD	2,495	08/13/23	4.668%	3 Month BBR(2)	53,369	—	53,369	Citigroup Global Markets
MXN	98,000	10/20/23	6.540%	28 Day Mexican Interbank Rate(2)	284,393	—	284,393	Deutsche Bank AG
MXN	6,100	10/20/23	6.550%	28 Day Mexican Interbank Rate(2)	18,046	—	18,046	Citigroup Global Markets
AUD	360	12/19/32	4.423%	6 Month BBSW(2)	13,884	—	13,884	Barclays Capital Group
AUD	450	12/20/32	4.420%	6 Month BBSW(2)	16,760	—	16,760	Citigroup Global Markets
ZAR	20,000	09/03/33	8.970%	3 Month JIBAR(2)	140,178	—	140,178	Hong Kong & Shanghai Bank

					$444,388	$—	$444,388

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.
#	Notional amount is shown in U.S. dollars unless otherwise stated.

Credit default swap agreements outstanding at October 31, 2014:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at October 31, 2014	Unrealized Depreciation
Exchange-traded credit default swaps on credit indices—Buy Protection(1):
CDX.NA.IG.22.V1	06/20/19	1.000%	435,000	$(7,746,406)	$(8,643,114)	$(896,708)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at October 31, 2014	Unrealized Appreciation (Depreciation)
Exchange-traded credit default swaps on credit indices—Sell Protection(2):
CDX.NA.HY.17.V6	12/20/16	5.000%	76,000	$6,122,777	$4,739,075	$(1,383,702)
CDX.NA.HY.18.V3	06/20/17	5.000%	14,700	1,351,799	1,057,665	(294,134)
CDX.NA.HY.22.V2	06/20/19	5.000%	90,585	5,976,329	6,841,092	864,763
CDX.NA.HY.23.V1	12/20/19	5.000%	73,800	4,870,888	5,154,931	284,043

				$18,321,793	$17,792,763	$(529,030)

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	73

Portfolio of Investments

as of October 31, 2014 continued

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation	Counterparty
Over-the-counter credit default swaps on credit indices—Sell Protection(2):
CDX.NA.HY.17.V6	12/20/16	5.000%	5,463	$378,153	$239,364	$138,789	Deutsche Bank AG
CDX.NA.HY.17.V6	12/20/16	5.000%	3,325	230,180	139,465	90,715	Credit Suisse First Boston Corp.
CDX.NA.HY.17.V6	12/20/16	5.000%	8,788	608,332	379,571	228,761	Deutsche Bank AG
CDX.NA.HY.17.V6	12/20/16	5.000%	6,175	427,477	282,163	145,314	Deutsche Bank AG
CDX.NA.HY.18.V3	06/20/17	5.000%	1,960	152,765	(40,289)	193,054	Goldman Sachs & Co.
CDX.NA.HY.18.V3	06/20/17	5.000%	2,940	229,149	(78,808)	307,957	Citigroup Global Markets
CDX.NA.HY.18.V3	06/20/17	5.000%	980	76,383	(76,494)	152,877	Citigroup Global Markets

				$2,102,439	$844,972	$1,257,467

Cash of $24,554,733 has been segregated with Citigroup Global Markets to cover requirements for open exchange-traded and cleared swap contracts at October 31, 2014.

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The fair value of credit default swap agreements on credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.
#	Notional amount is shown in U.S. dollars unless otherwise stated.

See Notes to Financial Statements.

74

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Collateralized Debt Obligations	$—	$4,929,454	$—
Collateralized Loan Obligations	—	266,279,905	37,138,500
Non-Residential Mortgage-Backed Securities	—	20,423,877	—
Residential Mortgage-Backed Securities	—	220,384,829	18,261,627
Bank Loans	—	150,017,697	3,949,600
Commercial Mortgage-Backed Securities	—	328,136,733	—
Corporate Bonds	—	1,159,123,965	8,352,285
Mortgage-Backed Securities	—	7,671,816	—
Municipal Bonds	—	13,819,429	—
Non-Corporate Foreign Agencies	—	51,239,317	—
Sovereign Bonds	—	217,036,714	—
U.S. Government Agency Obligations	—	27,064,220	—
U.S. Treasury Obligations	—	102,689,022	—
Affiliated Money Market Mutual Fund	377,879,149	—	—
Options Purchased	8,398,453	—	—
Options Written	(4,712,508)	—	—
Other Financial Instruments*
Futures Contracts	36,589	—	—
Forward Foreign Currency Exchange Contracts	—	3,207,485	—
Cross Currency Exchange Contracts	—	11,170	—
Currency Swap Agreements	—	(765,697)	—
Exchange-traded interest rate swaps	—	(8,681,352)	—
Over-the-counter interest rate swaps	—	444,388	—
Exchange-traded credit default swaps	—	(1,425,738)	—
Over-the-counter credit default swaps	—	2,102,439	—

Total	$381,601,683	$2,563,709,673	$67,702,012

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	75

Portfolio of Investments

as of October 31, 2014 continued

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Asset- Backed Securities	Bank Loans	Commercial Mortgage-Backed Securities	Corporate Bonds	Sovereigns
Balance as of 10/31/13	$22,061,118	$8,775,211	$10,506,000	$7,235,184	$925,455
Realized gain (loss)	(2,888)	(815)	—	—	—
Change in unrealized appreciation (depreciation)**	(104,651)	(171,253)	—	336,244	—
Purchases	55,630,905	—	—	1,057,966	—
Sales	(6,876,319)	(6,127,292)	—	(289,604)	—
Accrued discount/premium	—	11,524	—	12,495	—
Transfer into Level 3	—	3,508,750	—	—	—
Transfer out of Level 3	(15,308,038)	(2,046,525)	(10,506,000)	—	(925,455)

Balance as of 10/31/14	$55,400,127	$3,949,600	$—	$8,352,285	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and exchange-traded swaps contracts, which are recorded at the unrealized appreciation/depreciation of the instrument, and over-the-counter swap contracts which are recorded at fair value.
**	Of which, $167,027 was included in Net Assets relating to securities held at the reporting period end.

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of the period. At the reporting period end, 2 Asset-Backed Securities, 2 Bank Loans, 1 Commercial Mortgage-Backed Security and 1 Sovereign Bond transferred out of Level 3 as a result of being valued by an independent pricing vendor and 1 Bank Loan transferred into Level 3 as a result of being valued using a single broker quote.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Board of Trustees, which contain unobservable inputs. Such methodologies include, but are not limited to, using pricing provided by a single broker/dealer, the cost of the investment, and prices of any recent transactions or bids/offers for such securities or any comparable securities.

See Notes to Financial Statements.

76

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2014 was as follows (Unaudited):

Affiliated Money Market Mutual Fund (including 3.5% of collateral for securities on loan)	13.8%
Commercial Mortgage-Backed Securities	12.0
Collateralized Loan Obligations	11.1
Banking	9.4
Residential Mortgage-Backed Securities	8.7
Sovereign Bonds	7.9
Healthcare & Pharmaceutical	4.0
U.S. Treasury Obligations	3.8
Technology	3.6
Telecommunications	3.2
Food & Beverage	2.9
Capital Goods	2.4
Media & Entertainment	2.3
Insurance	2.1
Non-Corporate Foreign Agencies	1.9
Metals	1.7
Automotive	1.6
Electric	1.5
Chemicals	1.4
Cable	1.4
Building Materials & Construction	1.4
Pipelines & Other	1.2
Energy—Other	1.1
U.S. Government Agency Obligations	1.0
Energy—Integrated	0.9
Non-Captive Finance	0.8%
Consumer	0.8
Retailers	0.8
Non-Residential Mortgage-Backed Securities	0.7
Real Estate Investment Trusts	0.6
Gaming	0.6
Municipal Bonds	0.5
Lodging	0.4
Airlines	0.4
Options Purchased	0.3
Brokerage	0.3
Mortgage-Backed Securities	0.3
Railroads	0.3
Tobacco	0.3
Paper	0.2
Healthcare Insurance	0.2
Packaging	0.2
Collateralized Debt Obligations	0.2
Aerospace & Defense	0.1
Leisure	0.1
Options Written	(0.2)

110.2
Liabilities in excess of other assets	(10.2)

100.0%

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	77

Portfolio of Investments

as of October 31, 2014 continued

Fair values of derivative instruments as of October 31, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	Unrealized appreciation on over-the-counter swap agreements	$1,257,467		—	$—
Credit contracts	Premiums paid for swap agreements	1,040,563		Premiums received for swap agreements	195,591
Credit contracts	Due to broker—variation margin swaps	1,148,806	*	Due to broker—variation margin swaps	2,574,544	*
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	7,080,891		Unrealized depreciation on forward foreign currency contracts	3,873,406
Foreign exchange contracts	Unrealized appreciation on cross currency exchange contracts	80,926		Unrealized depreciation on cross currency exchange contracts	69,756
Interest rate contracts	Due to broker—variation margin futures	379,265		Due to broker—variation margin futures	342,676
Interest rate contracts	Due to broker—variation margin swaps	4,503,395	*	Due to broker—variation margin swaps	13,184,747	*
Interest rate contracts	Unrealized appreciation on over-the-counter swap agreements	8,404,732		Unrealized depreciation on swap agreements	8,691,018
Interest rate contracts	Premiums paid for swap agreements	311		Premiums received for swap agreements	35,334
Interest rate contracts	Unaffiliated investments	8,398,453		Options written outstanding, at value	4,712,508

Total		$32,294,809			$33,679,580

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

78

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Forward and Cross Currency Contracts**	Forward Rate Agreements	Swaps	Total
Credit contracts	$—	$—	$—	$—	$—	$(7,061,678)	$(7,061,678)
Foreign exchange contracts	—	—	—	7,266,126	—	—	7,266,126
Interest rate contracts	(1,709,840)	137,039	(4,454,191)	—	510,370	4,926,369	(590,253)

Total	$(1,709,840)	$137,039	$(4,454,191)	$7,266,126	$510,370	$(2,135,309)	$(385,805)

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.
**	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Forward and Cross Currency Contracts**	Swaps	Total
Credit contracts	$—	$—	$—	$—	$(1,476,547)	$(1,476,547)
Foreign exchange contracts	—	—	—	3,632,788	—	3,632,788
Interest rate contracts	1,879,286	(977,488)	(1,007,861)	—	(16,549,891)	(16,655,954)

Total	$1,879,286	$(977,488)	$(1,007,861)	$3,632,788	$(18,026,438)	$(14,499,713)

*	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.
**	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	79

Portfolio of Investments

as of October 31, 2014 continued

As of October 31, 2014, the Fund’s average volume of derivatives activities is as follows:

Options Purchased (Cost)	Options Written (Notional Amount in USD (000))	Futures Long Positions (Value at Trade Date)	Futures Short Positions (Value at Trade Date)	Forward Currency Contracts— Purchased (Value at Settlement Date Payable)	Forward Currency Contracts— Sold (Value at Settlement Date Receivable)
$2,426,941	$412,560	$134,779,030	$213,961,792	$438,621,838	$497,177,637

Forward Rate Agreements (Notional Amount in USD (000))	Cross Currency Exchange Contracts (Notional Amount in USD (000))	Currency Swaps (Notional Amount in USD (000))	Interest Rate Swaps (Notional Amount in USD (000))	Credit Default Swaps as Buyer (Notional Amount in USD (000))	Credit Default Swaps as Writer (Notional Amount in USD (000))
$393,549	$30,458	$114,965	$2,193,133	$115,869	$189,013

Offsetting of over-the-counter (OTC) derivative assets and liabilities:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts Available for Offset	Collateral Received(3)	Net Amount
Bank of America	$903,125	$—	$(679,713)	$223,412
Barclays Capital Group	1,167,017	(1,167,017)	—	—
BNP Paribas	175,067	(175,067)	—	—
Citigroup Global Markets	3,879,166	(660,530)	(2,940,000)	278,636
Credit Suisse First Boston Corp.	1,206,217	(1,206,217)	—	—
Deutsche Bank AG	4,114,957	(504,660)	(3,768,066)	—
Goldman Sachs & Co.	420,879	(45,209)	(305,368)	70,302
Hong Kong & Shanghai Bank	785,818	(785,818)	—	—
JPMorgan Chase	826,483	(826,483)	—	—

See Notes to Financial Statements.

80

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts Available for Offset	Collateral Received(3)	Net Amount
Toronto Dominion	$2,269,978	$(130,664)	$(463,391)	$1,675,923
UBS AG	2,116,183	(367,909)	(318,583)	1,429,691

	$17,864,890

Counterparty	Gross Amounts of Recognized Liabilities(2)	Gross Amounts Available for Offset	Collateral Pledged(3)	Net Amount
Bank of America	$—	$—	$—	$—
Barclays Capital Group	(3,893,580)	1,167,017	2,325,695	(400,868)
BNP Paribas	(311,609)	175,067	—	(136,542)
Citigroup Global Markets	(660,530)	660,530	—	—
Credit Suisse First Boston Corp.	(2,203,840)	1,206,217	2,578,934	—
Deutsche Bank AG	(504,660)	504,660	—	—
Goldman Sachs & Co.	(45,209)	45,209	—	—
Hong Kong & Shanghai Bank	(3,634,495)	785,818	2,887,370	—
JPMorgan Chase	(1,112,609)	826,483	133,167	(152,959)
Toronto Dominion	(130,664)	130,664	—	—
UBS AG	(367,909)	367,909	—	—

	$(12,865,105)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.
(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.
(3)	Amounts shown reflect actual collateral received or pledged by the Fund. Such amounts are applied up to 100% of the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	81

Statement of Assets & Liabilities

as of October 31, 2014

Assets
Investments at value, including securities on loan of $92,347,871:
Unaffiliated investments (cost $2,644,964,101)	$2,644,917,443
Affiliated investments (cost $377,879,149)	377,879,149
Cash	757,076
Foreign currency, at value (cost $486,002)	482,187
Due from Broker	31,050,000
Dividends and interest receivable	23,235,268
Receivable for investments sold	13,774,702
Receivable for Fund shares sold	10,004,037
Unrealized appreciation on over-the-counter swap agreements	9,662,199
Unrealized appreciation on forward foreign currency exchange contracts	7,080,891
Due from broker—variation margin swaps	2,417,073
Premium paid for swap agreements	1,040,874
Unrealized appreciation on cross currency exchange contracts	80,926
Prepaid expenses	23,098

Total assets	3,122,404,923

Liabilities
Payable for investments purchased	257,180,215
Payable to broker for collateral for securities on loan	95,276,941
Payable for Fund shares reacquired	9,249,682
Unrealized depreciation on over-the-counter swap agreements	8,691,018
Options written outstanding, at value (premiums received $3,735,020)	4,712,508
Unrealized depreciation on forward foreign currency exchange contracts	3,873,406
Dividends payable	2,444,938
Management fee payable	1,407,834
Accrued expenses	737,157
Distribution fee payable	259,472
Premium received for swap agreements	230,925
Affiliated transfer agent fee payable	78,888
Unrealized depreciation on cross currency exchange contracts	69,756
Due to broker—variation margin futures	36,655
Loan interest payable	1,068

Total liabilities	384,250,463

Net Assets	$2,738,154,460

Net assets were comprised of:
Shares of beneficial interest, at par	$278,740
Paid-in capital in excess of par	2,759,855,124

2,760,133,864
Distributions in excess of net investment income	(12,757,045)
Accumulated net realized loss on investment and foreign currency transactions	(2,058,117)
Net unrealized depreciation on investments and foreign currencies	(7,164,242)

Net assets, October 31, 2014	$2,738,154,460

See Notes to Financial Statements.

82

Class A
Net asset value and redemption price per share ($452,955,523 ÷ 46,251,346 shares of beneficial interest issued and outstanding)	$9.79
Maximum sales charge (4.50% of offering price)	0.46

Maximum offering price to public	$10.25

Class C
Net asset value, offering price and redemption price per share ($195,311,878 ÷ 19,886,841 shares of beneficial interest issued and outstanding)	$9.82

Class Q
Net asset value, offering price and redemption price per share ($19,025,100 ÷ 1,940,274 shares of beneficial interest issued and outstanding)	$9.81

Class Z
Net asset value, offering price and redemption price per share ($2,070,861,959 ÷ 210,661,531 shares of beneficial interest issued and outstanding)	$9.83

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	83

Statement of Operations

Year Ended October 31, 2014

Net Investment Income
Income
Interest income (net of foreign withholding taxes of $5,395)	$80,142,019
Affiliated income from securities loaned, net	80,642
Affiliated dividend income	74,831

Total income	80,297,492

Expenses
Management fee	17,361,418
Distribution fee—Class A	1,449,582
Distribution fee—Class C	1,837,379
Transfer agent’s fees and expenses (including affiliated expense of $371,800)	2,572,000
Custodian’s fees and expenses	483,000
Registration fees	209,000
Shareholders’ reports	179,000
Audit fee	61,000
Trustees’ fees	59,000
Legal fees and expenses	33,000
Insurance expenses	23,000
Loan Interest expense	1,068
Miscellaneous	23,854

Total expenses	24,292,301
Less: Management fee waiver and/or expense reimbursement	(1,480,427)
Distribution fee waiver—Class A	(241,597)

Net expenses	22,570,277

Net investment income	57,727,215

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	7,775,068
Futures transactions	(4,454,191)
Options written transactions	137,039
Forward rate agreement transactions	510,370
Swap agreement transactions	(2,135,309)
Foreign currency transactions	7,643,658

9,476,635

Net change in unrealized appreciation (depreciation) on:
Investments	8,357,625
Futures	(1,007,861)
Options written	(977,488)
Swap agreements	(18,026,438)
Foreign currencies	3,428,871

(8,225,291)

Net gain on investment and foreign currency transactions	1,251,344

Net Increase In Net Assets Resulting From Operations	$58,978,559

See Notes to Financial Statements.

84

Statement of Changes in Net Assets

	Year Ended October 31,
	2014	2013
Increase (Decrease) in Net Assets
Operations
Net investment income	$57,727,215	$24,372,046
Net realized gain (loss) on investment and foreign currency transactions	9,476,635	(11,874,164)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(8,225,291)	(189,762)

Net increase in net assets resulting from operations	58,978,559	12,308,120

Dividends & Distributions (Note 1)
Dividends from net investment income
Class A	(14,610,353)	(7,276,650)
Class C	(4,128,278)	(1,722,557)
Class Q	(615,679)	(93,879)
Class Z	(47,979,931)	(17,559,659)

	(67,334,241)	(26,652,745)

Tax return of capital
Class A	—	(1,385,177)
Class C	—	(327,906)
Class Q	—	(17,869)
Class Z	—	(3,342,641)

	—	(5,073,593)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	1,710,468,796	2,236,633,995
Net asset value of shares issued in reinvestment of dividends and tax return of capital	35,761,238	18,312,304
Cost of shares reacquired	(860,861,393)	(576,709,754)

Net increase in net assets from Fund share transactions	885,368,641	1,678,236,545

Total increase	877,012,959	1,658,818,327

Net Assets:
Beginning of year	1,861,141,501	202,323,174

End of year	$2,738,154,460	$1,861,141,501

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	85

Notes to Financial Statements

Prudential Investment Portfolios 9 (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust currently consists of three funds: Prudential Large-Cap Core Equity Fund, Prudential International Real Estate Fund and Prudential Absolute Return Bond Fund (the “Fund”). These financial statements relate to Prudential Absolute Return Bond Fund, a diversified fund. The financial statements of the Prudential Large-Cap Core Equity Fund and Prudential International Real Estate Fund are not presented herein. The Trust was organized as a business trust in Delaware on September 18, 1998. The Fund commenced investment operations on March 30, 2011.

The Fund’s investment objective is to seek positive returns over the long term, regardless of market conditions.

Note 1. Accounting Policies

The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its the financial statements.

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

86

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable and considered to be significant to the valuation.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation. Securities not valued using such model prices are valued in accordance with exchange-traded common and preferred stocks discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Prudential Absolute Return Bond Fund	87

Notes to Financial Statements

continued

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the prices marked at the official settle are not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that significant unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser

88

under the guidelines adopted by the Trustees of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Concentration of Risk: The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Fund to meet their obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Prudential Absolute Return Bond Fund	89

Notes to Financial Statements

continued

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearing house acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate between two parties. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s

90

maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life.

Options: The Fund purchased and wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates, with respect to securities which the Fund currently owns or intends to purchase. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on options written transactions. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an over-the-counter option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

Forward Rate Agreements: Forward rate agreements represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount on a fixed future date. The Fund entered into forward rate agreements to gain yield exposure based on anticipated market conditions at the specified termination date of the agreement.

Swap Agreements: The Fund entered into credit default, interest rate, and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the over-the-counter market and may be executed either directly with counterparty (“OTC-traded”) or through a central clearing facility, such

Prudential Absolute Return Bond Fund	91

Notes to Financial Statements

continued

as a registered commodities exchange (“Exchange-traded”). Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Exchange-traded swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. Payments received or paid by the Fund are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Portfolio of Investments.

Cross Currency Exchange Contracts: A cross currency contract is a forward contract where a specified amount of one currency will be exchanged for a specified amount of another currency.

Credit Default Swaps: Credit default swaps (“CDS”) involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund sold protection using credit default swaps to take an active short position with respect to the likelihood of a particular issuer’s default. The Fund’s maximum risk of loss from counterparty credit risk for purchased credit default swaps is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protections throughout the term

92

of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Portfolio of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as indicators of the current status of the payment/performance risk. Wider credits spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed-rate payments and to increase exposure to prevailing market rates by receiving floating rate payments. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives.

Currency Swaps: The Fund entered into currency swap agreements primarily to gain yield exposure on foreign bonds. Currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates.

Prudential Absolute Return Bond Fund	93

Notes to Financial Statements

continued

Master Netting Arrangements: The Fund is subject to various Master Agreements or netting arrangements, with select counterparties. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there were no instances where the right of set-off existed and management has not elected to offset.

The Fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Portfolio of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Portfolio of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

94

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such over-the-counter derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of October 31, 2014, the Fund has not met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, forward rate agreements, written options, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Loan Participations: The Fund may invest in loan participations, another type of restricted security. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Fund assumes the credit risk of the borrower, the Selling Participant and any other persons interpositioned between the Fund and the borrower. The Fund may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participation.

Payment In Kind Securities: The Fund may invest in open market or receive pursuant to debt restructuring, securities that pay in kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income. The interest rate on PIK debt is paid out over time.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous

Prudential Absolute Return Bond Fund	95

Notes to Financial Statements

continued

day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to the respective class and transfer agency fees specific to Class Q shares which are charged to the share class), and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund declares daily and pays dividends of net investment income monthly. Distributions of net realized capital and currency gains, if any, are made annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in-capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, the Fund is treated as a separate taxpaying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

96

Withholding taxes on foreign interest are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly at an annual rate of .80% of the Fund’s average daily net assets up to $2.5 billion, .775% of the average daily net assets up to $5 billion and .75% of the average daily net assets in excess of $5 billion. Prior to July 1, 2014, the management fee paid to PI was accrued daily and payable monthly at an annual rate of .80% of the Fund’s average daily net assets. The effective management fee rate was .80% for the year ended October 31, 2014.

Effective March 1, 2013, PI has contractually agreed to limit net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary and certain other expenses such as taxes, interest and brokerage commissions) of each class of shares to .90% of the Fund’s average daily net assets until February 29, 2016. Prior to this agreement, PI contractually agreed to limit net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary and certain other expenses such as taxes, interest and brokerage commissions) of each class of shares to .85% of the Fund’s average daily net assets.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, Class C, Class Q and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q and Class Z shares of the Fund.

Prudential Absolute Return Bond Fund	97

Notes to Financial Statements

continued

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30% and 1% of the average daily net assets of the Class A and C shares, respectively. For the year ended October 31, 2014, PIMS has contractually agreed to limit such fees to .25% of the average daily net assets of the Class A shares.

PIMS has advised the Fund that it received $508,702 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2014. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended October 31, 2014, it received $89,286 and $57,323, in contingent deferred sales charges imposed upon certain redemptions by Class A and Class C shareholders.

PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Investment Management, Inc., (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s securities lending agent. For the year ended October 31, 2014, PIM has been compensated approximately $24,100 for these services.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments and U.S. government securities, for the year ended October 31, 2014, were $1,370,789,056 and $687,291,224, respectively.

98

Transactions in options written during the year ended October 31, 2014, were as follows:

	Notional Amount	Premiums Received
Options outstanding at October 31, 2013	$—	$—
Options written	(4,621,540,480)	(5,805,144)
Options terminated in closing purchase transactions	2,162,340,480	1,033,452
Options expired	396,400,000	1,036,672

Options outstanding at October 31, 2014	$(2,062,800,000)	$(3,735,020)

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present distributions in excess of net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to distributions in excess of net investment income and accumulated net realized loss on investment and foreign currency transactions. For the year ended October 31, 2014, the adjustments were to decrease distributions in excess of net investment income and increase accumulated net realized loss on investment and foreign currency transactions by $10,372,165 primarily due to the difference between financial and tax reporting purposes of premium amortization, certain transactions involving foreign currencies, paydown gains (losses), swaps and other book to tax adjustments. Net investment income, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

For the year ended October 31, 2014, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets was $67,334,241 of ordinary income. For the year ended October 31, 2013, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $26,442,872 of ordinary income, $209,873 of long-term capital gains and $5,073,593 of tax return of capital.

As of October 31, 2014, the accumulated undistributed earnings on a tax basis was $10,231,819.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2014 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Depreciation	Other Cost Basis Adjustments	Total Net Unrealized Depreciation
$3,039,412,358	$27,069,400	$(43,685,166)	$(16,615,766)	$(12,260,451)	$(28,876,217)

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Notes to Financial Statements

continued

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales, difference in the treatment of premium amortization and other book to tax differences. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currencies, swaps, futures, forward currency transactions and mark-to-market of receivables and payables.

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2014 of approximately $888,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class C, Class Q and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%. The Class A CDSC is waived for purchases by certain retirement and/or benefit plans. Class C shares are sold with a CDSC of 1% on shares redeemed during the first 12 months after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Q and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

At October 31, 2014, Prudential Financial, Inc. through its affiliates owned 113 Class Q shares of the Fund.

The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value.

100

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended October 31, 2014:
Shares sold	25,860,898	$254,052,917
Shares issued in reinvestment of dividends and distributions	1,099,582	10,810,098
Shares reacquired	(21,255,359)	(208,835,533)

Net increase (decrease) in shares outstanding before conversion	5,705,121	56,027,482
Shares issued upon conversion from Class C and Class Z	202,124	1,986,540
Shares reacquired upon conversion into Class Z	(7,469,736)	(73,591,315)

Net increase (decrease) in shares outstanding	(1,562,491)	$(15,577,293)

Year ended October 31, 2013:
Shares sold	48,546,885	$480,859,340
Shares issued in reinvestment of dividends and tax return of capital	663,764	6,536,425
Shares reacquired	(10,595,616)	(104,246,576)

Net increase (decrease) in shares outstanding before conversion	38,615,033	383,149,189
Shares reacquired upon conversion into Class Z	(2,915)	(28,980)

Net increase (decrease) in shares outstanding	38,612,118	$383,120,209

Class C
Year ended October 31, 2014:
Shares sold	7,236,195	$71,257,263
Shares issued in reinvestment of dividends and distributions	324,244	3,188,800
Shares reacquired	(4,917,325)	(48,458,069)

Net increase (decrease) in shares outstanding before conversion	2,643,114	25,987,994
Shares reacquired upon conversion into Class A and Class Z	(253,166)	(2,495,813)

Net increase (decrease) in shares outstanding	2,389,948	$23,492,181

Year ended October 31, 2013:
Shares sold	16,433,529	$163,052,219
Shares issued in reinvestment of dividends and tax return of capital	163,938	1,615,376
Shares reacquired	(1,989,398)	(19,580,417)

Net increase (decrease) in shares outstanding	14,608,069	$145,087,178

Class Q
Year ended October 31, 2014:
Shares sold	160,554	$1,580,555
Shares issued in reinvestment of dividends and distributions	62,563	615,625
Shares reacquired	(96,009)	(943,122)

Net increase (decrease) in shares outstanding	127,108	$1,253,058

Year ended October 31, 2013:
Shares sold	1,801,643	$17,557,026
Shares issued in reinvestment of dividends and tax return of capital	11,420	111,748
Shares reacquired	(2)	(21)

Net increase (decrease) in shares outstanding	1,813,061	$17,668,753

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Notes to Financial Statements

continued

Class Z	Shares	Amount
Year ended October 31, 2014:
Shares sold	140,346,834	$1,383,578,061
Shares issued in reinvestment of dividends and distributions	2,143,568	21,146,715
Shares reacquired	(61,172,542)	(602,624,669)

Net increase (decrease) in shares outstanding before conversion	81,317,860	802,100,107
Shares issued upon conversion from Class A and Class C	7,691,040	76,072,618
Shares reacquired upon conversion into Class A	(199,878)	(1,972,030)

Net increase (decrease) in shares outstanding	88,809,022	$876,200,695

Year ended October 31, 2013:
Shares sold	158,561,138	$1,575,165,410
Shares issued in reinvestment of dividends and tax return of capital	1,018,650	10,048,755
Shares reacquired	(46,004,620)	(452,882,740)

Net increase (decrease) in shares outstanding before conversion	113,575,168	1,132,331,425
Shares issued upon conversion from Class A	2,904	28,980

Net increase (decrease) in shares outstanding	113,578,072	$1,132,360,405

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 9, 2014 through October 8, 2015. The Funds pay an annualized commitment fee of .075% of the unused portion of the SCA. Prior to October 9, 2014, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .08% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund utilized the SCA during the year ended October 31, 2014. The average daily balance for the 5 days that the Fund had loans outstanding during the period was approximately $5,229,400, borrowed at a weighted average interest rate of 1.40%. At October 31, 2014, the Fund did not have an outstanding loan amount.

102

Note 8. Dividends and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund declared special ordinary income dividends on November 24, 2014 to shareholders of record on November 25, 2014. The ex-dividend date was November 26, 2014. The per share amounts declared were as follows:

Special Ordinary Income
Class A	$0.02887
Class C	$0.02887
Class Q	$0.02887
Class Z	$0.02887

Prudential Absolute Return Bond Fund	103

Financial Highlights

Class A Shares
	Year Ended October 31,			March 30, 2011(d) through October 31,
	2014	2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Period	$9.82	$9.92	$9.72	$10.00
Income (loss) from investment operations:
Net investment income	.25	.21	.22	.18
Net realized and unrealized gain (loss) on investment transactions	.02	(.03)	.30	(.31)
Total from investment operations	.27	.18	.52	(.13)
Less Dividends and Distributions:
Dividends from net investment income	(.30)	(.23)	(.30)	(.15)
Tax return of capital	-	(.05)	-	-
Distributions from net realized gains	-	-	(.02)	-
Total dividends and distributions	(.30)	(.28)	(.32)	(.15)
Net asset value, end of period	$9.79	$9.82	$9.92	$9.72
Total Return(b):	2.76%	1.86%	5.49%	(1.27)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$452,955	$469,604	$91,250	$2,709
Average net assets (000)	$483,199	$303,234	$18,023	$2,240
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.15%	1.14%	1.11%	1.30% (e)
Expenses before waivers and/or expense reimbursement	1.27%	1.28%	1.54%	2.70% (e)
Net investment income	2.58%	2.17%	2.53%	2.90% (e)
Portfolio turnover rate	64%	125%	152%	112% (f)

(a) Calculated based on average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Commencement of operations.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

104

Class C Shares
	Year Ended October 31,			March 30, 2011(d) through October 31,
	2014	2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Period	$9.85	$9.94	$9.73	$10.00
Income (loss) from investment operations:
Net investment income	.18	.14	.16	.13
Net realized and unrealized gain (loss) on investment transactions	.01	(.02)	.29	(.30)
Total from investment operations	.19	.12	.45	(.17)
Less Dividends and Distributions:
Dividends from net investment income	(.22)	(.16)	(.22)	(.10)
Tax return of capital	-	(.05)	-	-
Distributions from net realized gains	-	-	(.02)	-
Total dividends and distributions	(.22)	(.21)	(.24)	(.10)
Net asset value, end of period	$9.82	$9.85	$9.94	$9.73
Total Return(b):	1.97%	1.18%	4.78%	(1.74)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$195,312	$172,326	$28,708	$4,030
Average net assets (000)	$183,745	$97,736	$7,066	$2,254
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.90%	1.89%	1.88%	2.05%	(e)
Expenses before waivers and/or expense reimbursement	1.97%	1.98%	2.39%	3.39%	(e)
Net investment income	1.81%	1.41%	1.86%	2.17%	(e)
Portfolio turnover rate	64%	125%	152%	112%	(f)

(a) Calculated based on average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Commencement of operations.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	105

Financial Highlights

continued

Class Q Shares
	Year Ended October 31,			March 30, 2011(d) through October 31,
	2014	2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Period	$9.83	$9.94	$9.73	$10.00
Income (loss) from investment operations:
Net investment income	.28	.27	.30	.16
Net realized and unrealized gain (loss) on investment transactions	.03	(.06)	.26	(.27)
Total from investment operations	.31	.21	.56	(.11)
Less Dividends and Distributions:
Dividends from net investment income	(.33)	(.27)	(.33)	(.16)
Tax return of capital	-	(.05)	-	-
Distributions from net realized gains	-	-	(.02)	-
Total dividends and distributions	(.33)	(.32)	(.35)	(.16)
Net asset value, end of period	$9.81	$9.83	$9.94	$9.73
Total Return(b):	3.16%	2.10%	5.99%	(1.09)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$19,025	$17,829	$1	$1
Average net assets (000)	$18,604	$3,144	$1	$1
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.85%	.90%	.89%	1.05%	(e)
Expenses before waivers and/or expense reimbursement	.85%	.94%	1.54%	2.45%	(e)
Net investment income	2.87%	2.87%	3.11%	2.74%	(e)
Portfolio turnover rate	64%	125%	152%	112%	(f)

(a) Calculated based on average shares outstanding during the period.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Commencement of operations.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

106

Class Z Shares
	Year Ended October 31,			March 30, 2011(d) through October 31,
	2014	2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Period	$9.86	$9.95	$9.74	$10.00
Income (loss) from investment operations:
Net investment income	.27	.24	.27	.16
Net realized and unrealized gain (loss) on investment transactions	.02	(.02)	.28	(.27)
Total from investment operations	.29	.22	.55	(.11)
Less Dividends and Distributions:
Dividends from net investment income	(.32)	(.26)	(.32)	(.15)
Tax return of capital	-	(.05)	-	-
Distributions from net realized gains	-	-	(.02)	-
Total dividends and distributions	(.32)	(.31)	(.34)	(.15)
Net asset value, end of period	$9.83	$9.86	$9.95	$9.74
Total Return(b):	3.00%	2.21%	5.81%	(1.14)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$2,070,862	$1,201,383	$82,364	$28,192
Average net assets (000)	$1,484,697	$672,382	$34,383	$27,018
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.90%	.90%	.89%	1.05%	(e)
Expenses before waivers and/or expense reimbursement	.97%	.99%	1.50%	2.48%	(e)
Net investment income	2.79%	2.43%	2.92%	2.70%	(e)
Portfolio turnover rate	64%	125%	152%	112%	(f)

(a) Calculated based on average shares outstanding during the period.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Commencement of operations.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	107

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 9:

We have audited the accompanying statement of assets and liabilities of Prudential Absolute Return Bond Fund, a series of Prudential Investment Portfolios 9, (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and the period March 30, 2011 (commencement of operations) to October 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 18, 2014

108

Tax Information

(Unaudited)

For the year ended October 31, 2014, the Fund reports the maximum amount allowable but not less than 62.14% as interest related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

Interest-related dividends do not include any distributions paid by a fund with respect to Fund tax years beginning after October 31, 2014. Consequently, this provision expires with respect to such distributions paid after the Fund’s fiscal year end.

In January 2015, you will be advised on IRS Form 1099-DIV or substitute Form 1099-DIV as to the federal tax status of the distributions received by you in calendar year 2014.

Prudential Absolute Return Bond Fund	109

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Ellen S. Alberding (56) Board Member Portfolios Overseen: 69	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (62) Board Member Portfolios Overseen: 70	Managing Director (since April 2008) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (62) Board Member Portfolios Overseen: 70	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Absolute Return Bond Fund

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Keith F. Hartstein (58) Board Member Portfolios Overseen: 70	Retired; Formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (69) Board Member Portfolios Overseen: 69	Retired (since February 2005); Formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Douglas H. McCorkindale (75) Board Member Portfolios Overseen: 69	Retired; Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (72) Board Member Portfolios Overseen: 70	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
James E. Quinn (62) Board Member Portfolios Overseen: 69	Retired; Formerly President (2003-2012) and Director (2003-2008), and Vice Chairman and Director (1998-2003), Tiffany & Company (jewelry retailing); Director, Mutual of America Capital Management Corporation (asset management) (since 1996); Director, Hofstra University (since 2008); Vice Chairman, Museum of the City of New York (since 1994).	Director of Deckers Outdoor Corporation (footwear manufacturer) (since 2011).
Richard A. Redeker (71) Board Member & Independent Chair Portfolios Overseen: 70	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.

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Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Robin B. Smith (75) Board Member Portfolios Overseen:70	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (71) Board Member Portfolios Overseen: 70	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (52) Board Member & President Portfolios Overseen: 64	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (41) Board Member & Vice President Portfolios Overseen: 70	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

Prudential Absolute Return Bond Fund

Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Grace C. Torres* (55) Board Member Portfolios Overseen: 65	Retired; Formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	None.

* Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a non-management Interested Board Member.

(1) The year that each individual joined the Fund’s Board is as follows:

Ellen S. Alberding, 2013; Linda W. Bynoe, 2005; Douglas H. McCorkindale, 1998; Richard A. Redeker, 1998; Robin B. Smith, 1998; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Stephen P. Munn, 2008; James E. Quinn, 2013; Stuart S. Parker, Board Member since 2012 and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (59) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012

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Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Chad A. Earnst (39) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (56) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (56) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005
Claudia DiGiacomo (40) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (52) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Amanda S. Ryan (36) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Theresa C. Thompson (52) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008

Prudential Absolute Return Bond Fund

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Richard W. Kinville (46) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (50) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014); Vice President (since 2005) of Prudential Investments LLC.	Since 2006
Peter Parrella (56) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (47) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (53) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

■	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

■	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

■

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

■

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

■

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of Prudential Absolute Return Bond Fund (the “Fund”)1 consists of thirteen individuals, eleven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the Trustees of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 9-11, 2014 and approved the renewal of the agreements through July 31, 2015, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.2

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and PIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to

[1]	Prudential Absolute Return Bond Fund is a series of Prudential Investment Portfolios 9.
[2]	Grace C. Torres was elected to the Board as of December 2014, and therefore did not participate in the consideration of these approvals.

Prudential Absolute Return Bond Fund

Approval of Advisory Agreements (continued)

approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 9-11, 2014.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and PIM, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, quality and extent of services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and PIM. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Fund. The Board also considered the investment subadvisory services provided by PIM, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and PIM, and also considered the qualifications, backgrounds and responsibilities of PIM’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and PIM’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and PIM. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and PIM. The Board noted that PIM is affiliated with PI.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by PIM, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and PIM under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board separately considered information regarding the profitability of the subadviser, an affiliate of PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

In 2013, PI and the Board retained an outside business consulting firm, in order to assist the Board in its consideration of the renewal of the management and subadvisory agreements, by reviewing management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm’s analysis and conclusions with respect to the Funds’ management fee structures were presented to the Board and PI at the December 3-5, 2013 meeting, and were discussed extensively by the Board and PI over the following two quarters.

The Board noted that the management fee schedule for the Fund does not contain breakpoints that would reduce the fee rate on assets above specified levels. In light of the Fund’s current size and expense structure, the Board negotiated with PI to implement breakpoints to the contractual management fee schedule. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Prudential Absolute Return Bond Fund

Approval of Advisory Agreements (continued)

Other Benefits to PI and PIM

The Board considered potential ancillary benefits that might be received by PI and PIM and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to its reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by PIM included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and PIM were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-year period ended December 31, 2013. The Board considered that the Fund commenced operations on March 30, 2011 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2013. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the fixed-income funds within the Lipper Alternative Credit Focused Funds Performance Universe) and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table

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sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	N/A	N/A	N/A
Actual Management Fees: 2nd Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one-year period.
•	The Board and PI agreed to continue the existing expense cap of 0.90% (exclusive of 12b-1 fees and certain other fees) through February 28, 2015.
•

The Board noted PI’s agreement to implement two contractual management fee breakpoints of 0.775% on assets over $2.5 billion and up to $5 billion and 0.75% on assets over $5 billion, in addition to the existing contractual management fee of 0.80% on assets up to $2.5 billion.

•

The Board concluded that, in light of the Fund’s competitive performance against its benchmark index and Peer Universe, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Absolute Return Bond Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • James E. Quinn • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Investment Management, Inc.	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Absolute Return Bond Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL ABSOLUTE RETURN BOND FUND

SHARE CLASS	A	C	Q	Z
NASDAQ	PADAX	PADCX	PADQX	PADZX
CUSIP	74441J852	74441J845	74441J837	74441J829

MF213E    0270919-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL SELECT

REAL ESTATE FUND

ANNUAL REPORT • OCTOBER 31, 2014

Fund Type

Sector Stock

Objective

Capital appreciation and income

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS). Prudential Real Estate Investors, also known as PREl®, is a unit of Prudential Investment Management, Inc. (PIM), a registered investment adviser. PIMS and PIM are Prudential Financial companies. ©2014 Prudential Financial, Inc. and its related entities. Prudential Investments, Prudential, the Prudential logo, Bring Your Challenges, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

December 15, 2014

Dear Shareholder:

We hope you find the annual report for the Prudential Select Real Estate Fund informative and useful. The report covers performance since the Fund’s inception on August 1, 2014 through October 31, 2014.

Since market conditions change over time, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Select Real Estate Fund

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates LLC, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Select Real Estate Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 10/31/14
Since Inception
Class A	3.00% (8/1/14)
Class C	2.80 (8/1/14)
Class Q	3.10 (8/1/14)
Class Z	3.10 (8/1/14)
S&P Developed Property Net Index	0.91
FTSE EPRA/NAREIT Developed Real Estate Index	1.41
Lipper Global Real Estate Funds Average	1.79

Average Annual Total Returns (With Sales Charges) as of 9/30/14
Since Inception
Class A	N/A (8/1/14)
Class C	N/A (8/1/14)
Class Q	N/A (8/1/14)
Class Z	N/A (8/1/14)
S&P Developed Property Net Index	N/A
FTSE EPRA/NAREIT Developed Real Estate Index	N/A
Lipper Global Real Estate Funds Average	N/A

Average Annual Total Returns (With Sales Charges) as of 10/31/14
Since Inception
Class A	N/A (8/1/14)
Class C	N/A (8/1/14)
Class Q	N/A (8/1/14)
Class Z	N/A (8/1/14)

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Average Annual Total Returns (Without Sales Charges) as of 10/31/14
Since Inception
Class A	N/A (8/1/14)
Class C	N/A (8/1/14)
Class Q	N/A (8/1/14)
Class Z	N/A (8/1/14)

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Select Real Estate Fund (Class A shares) with a similar investment in the FTSE EPRA/NAREIT Developed Real Estate Index, by portraying the initial account values at the commencement of operations for Class A shares (August 1, 2014) and the account values at the end of the current fiscal year (October 31, 2014) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class C, Class Q, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as explained in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Prudential Select Real Estate Fund	3

Your Fund’s Performance (continued)

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Q	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	1% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1%	None	None

Benchmark Definitions

S&P Developed Property Net Index

The S&P Developed Property Net Index is an unmanaged, weighted index which measures the investable universe of publicly traded property companies and domiciled in developed markets.

FTSE EPRA/NAREIT Developed Real Estate Index

The FTSE EPRA/NAREIT Developed Real Estate Index is unmanaged and designed to track the performance of listed real estate companies and REITs worldwide.

Lipper Global Real Estate Funds Average

The Lipper Global Real Estate Funds Average includes funds that invest at least 25% but less than 75% of their equity portfolio in shares of companies engaged in the real estate industry that are strictly outside of the US or whose securities are principally traded outside of the US.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Indexes and Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

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Five Largest Holdings expressed as a percentage of net assets as of 10/31/14
Mitsui Fudosan Co. Ltd.(Japan), Diversified Real Estate Activities	5.2%
Sun Hung Kai Properties Ltd.(Hong Kong), Diversified Real Estate Activities	4.8
Empire State Realty Trust, Inc., Diversified REITs	4.0
Boston Properties, Inc., Office REITs	4.0
Camden Property Trust, Residential REITs	3.8

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 10/31/14
Diversified REITs	17.4%
Office REITs	16.8
Diversified Real Estate Activities	15.0
Retail REITs	12.1
Hotel & Resort REITs	7.5

Industry weightings reflect only long-term investments and are subject to change.

Prudential Select Real Estate Fund	5

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution, and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on August 1, 2014, at the Fund’s commencement of operations, and held through the initial fiscal period ended October 31, 2014. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of

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Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Select Real Estate Fund		Beginning Account Value August 1, 2014	Ending Account Value October 31, 2014	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual**	$1,000.00	$1,030.00	1.35%	$3.45
	Hypothetical	$1,000.00	$1,018.40	1.35%	$6.87

Class C	Actual**	$1,000.00	$1,028.00	2.10%	$5.37
	Hypothetical	$1,000.00	$1,014.62	2.10%	$10.66

Class Q	Actual**	$1,000.00	$1,031.00	1.10%	$2.82
	Hypothetical	$1,000.00	$1,019.66	1.10%	$5.60

Class Z	Actual**	$1,000.00	$1,031.00	1.10%	$2.82
	Hypothetical	$1,000.00	$1,019.66	1.10%	$5.60

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2014, and divided by 365 days. Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

**“Actual” expenses are calculated using the 92 day period ended October 31, 2014 due to the Fund’s inception date of August 1, 2014.

Prudential Select Real Estate Fund	7

Fees and Expenses (continued)

The Fund’s annualized expense ratios for the period August 1, 2014 through October 31, 2014, are as follows:

Class	Gross Operating Expenses*	Net Operating Expenses
A	20.58%	1.35%
C	20.42	2.10
Q	14.06	1.10
Z	19.50	1.10

*Please note that the smaller asset base of the Fund, as well as, its brief track record have inflated the gross expense ratios for the Fund for the period ending October 31, 2014. Please note that the Fund’s net expense ratios are what the shareholders of the Fund would ultimately experience.

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

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Portfolio of Investments

as of October 31, 2014

	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 95.0%

COMMON STOCKS

Diversified Real Estate Activities 15.0%
Mitsubishi Estate Co. Ltd. (Japan)	4,610	$117,438
Mitsui Fudosan Co. Ltd. (Japan)	8,470	272,450
Sun Hung Kai Properties Ltd. (Hong Kong)	16,770	250,227
Westgrund AG (Germany)*	11,000	47,819
Wharf Holdings Ltd. (The) (Hong Kong)	12,670	93,709

		781,643

Diversified REITs 17.4%
British Land Co. PLC (The) (United Kingdom)	6,300	73,563
Duke Realty Corp.	4,300	81,528
Empire State Realty Trust, Inc. (Class A Stock)	13,200	210,672
First Potomac Realty Trust	11,550	144,375
Green REIT PLC (Ireland)*	46,580	73,548
Hibernia REIT PLC (Ireland)*	17,142	23,630
Lexington Realty Trust	10,100	110,696
Spirit Realty Capital, Inc.	9,500	113,050
Suntec Real Estate Investment Trust (Singapore)	52,950	73,565

		904,627

Health Care REITs 2.2%
Physicians Realty Trust	7,430	113,976

Hotel & Resort REITs 7.5%
Chesapeake Lodging Trust	4,261	140,783
Hersha Hospitality Trust	15,060	109,787
Strategic Hotels & Resorts, Inc.*	10,890	139,937

		390,507

Hotels, Resorts & Cruise Lines 6.4%
Hilton Worldwide Holdings, Inc.*	5,210	131,500
Morgans Hotel Group*	7,000	55,930
Starwood Hotels & Resorts Worldwide, Inc.	1,900	145,654

		333,084

Industrial REITs 6.3%
First Industrial Realty Trust, Inc.	8,320	162,490
Mapletree Industrial Trust (Singapore)	44,000	50,535

See Notes to Financial Statements.

Prudential Select Real Estate Fund	9

Portfolio of Investments

as of October 31, 2014 continued

	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Industrial REITs (cont’d.)
Prologis, Inc.	2,700	$112,455

		325,480

Office REITs 16.8%
Alstria Office REIT - AG (Germany)*	5,902	73,273
Boston Properties, Inc.	1,650	209,138
Brookfield Canada Office Properties (Canada)	4,100	98,403
Columbia Property Trust, Inc.	6,010	151,632
Great Portland Estates PLC (United Kingdom)	9,470	104,227
Keppel REIT (Singapore)	108,930	103,521
Mack - Cali Realty Corp.	4,680	87,656
New York REIT, Inc.	4,200	47,124

		874,974

Real Estate Operating Companies 3.9%
Hongkong Land Holdings Ltd. (Hong Kong)	21,650	150,901
TLG Immobilien AG (Germany)*	3,674	50,184

		201,085

Residential REITs 6.4%
Camden Property Trust	2,580	197,809
Post Properties, Inc.	2,400	134,256

		332,065

Retail REITs 12.1%
DDR Corp.	5,780	104,849
General Growth Properties, Inc.	2,140	55,447
Hammerson PLC (United Kingdom)	8,200	80,556
Klepierre (France)	1,070	46,312
Simon Property Group, Inc.	910	163,081
Taubman Centers, Inc.	2,390	181,760

		632,005

Specialized REITs 1.0%
Big Yellow Group PLC (United Kingdom)	6,000	52,446

TOTAL LONG-TERM INVESTMENTS (cost $4,837,543)		4,941,892

See Notes to Financial Statements.

10

	Shares	Value (Note 1)
SHORT-TERM INVESTMENT 4.9%

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $255,973) (Note 3)(a)	255,973	$255,973

TOTAL INVESTMENTS 99.9% (cost $5,093,516; Note 5)		5,197,865
Other assets in excess of liabilities 0.1%		4,974

NET ASSETS 100.0%		$5,202,839

The following abbreviation is used in the portfolio descriptions:

REIT—Real Estate Investment Trust

*	Non-income producing security.
(a)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and other significant observable inputs.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Diversified Real Estate Activities	$47,819	$733,824	$—
Diversified REITs	757,499	147,128	—
Health Care REITs	113,976	—	—
Hotel & Resort REITs	390,507	—	—
Hotels, Resorts & Cruise Lines	333,084	—	—
Industrial REITs	274,945	50,535	—

See Notes to Financial Statements.

Prudential Select Real Estate Fund	11

Portfolio of Investments

as of October 31, 2014 continued

	Level 1	Level 2	Level 3
Common Stocks (continued):
Office REITs	$593,953	$281,021	$—
Real Estate Operating Companies	201,085	—	—
Residential REITs	332,065	—	—
Retail REITs	505,137	126,868	—
Specialized REITs	—	52,446	—
Affiliated Money Market Mutual Fund	255,973	—	—

Total	$3,806,043	$1,391,822	$—

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2014 was as follows (Unaudited):

Diversified REITs	17.4%
Office REITs	16.8
Diversified Real Estate Activities	15.0
Retail REITs	12.1
Hotel & Resort REITs	7.5
Hotels, Resorts & Cruise Lines	6.4
Residential REITs	6.4
Industrial REITs	6.3
Affiliated Money Market Mutual Fund	4.9%
Real Estate Operating Companies	3.9
Health Care REITs	2.2
Specialized REITs	1.0

99.9
Other assets in excess of liabilities	0.1

100.0%

See Notes to Financial Statements.

12

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

FINANCIAL STATEMENTS

ANNUAL REPORT • OCTOBER 31, 2014

Prudential Select Real Estate Fund

Statement of Assets & Liabilities

as of October 31, 2014

Assets
Investments at value:
Unaffiliated investments (cost $4,837,543)	$4,941,892
Affiliated investments (cost $255,973)	255,973
Due from Manager	54,840
Receivable for investments sold	51,289
Dividends receivable	5,294
Tax reclaim receivable	94
Prepaid expenses	603

Total assets	5,309,985

Liabilities
Accrued expenses and other liabilities	84,406
Payable for investments purchased	22,704
Affiliated transfer agent fee payable	24
Distribution fee payable	12

Total liabilities	107,146

Net Assets	$5,202,839

Net assets were comprised of:
Shares of beneficial interest, at par	$5,047
Paid-in capital in excess of par	5,037,502

5,042,549
Undistributed net investment income	13,975
Accumulated net realized gain on investment and foreign currency transactions	41,979
Net unrealized appreciation on investments and foreign currencies	104,336

Net assets, October 31, 2014	$5,202,839

See Notes to Financial Statements.

14

Class A
Net Asset value and redemption price per share, ($17,666 ÷ 1,715 shares of common stock issued and outstanding)	$10.30
Maximum sales charge (5.50% of offering price)	0.61

Maximum offering price to public	$10.91

Class C
Net asset value, offering price and redemption price per share, ($10,283 ÷ 1,000 shares of common stock issued and outstanding)	$10.28

Class Q
Net asset value, offering price and redemption price per share, ($5,164,581 ÷ 501,000 shares of common stock issued and outstanding)	$10.31

Class Z
Net asset value, offering price and redemption price per share, ($10,309 ÷ 1,000 shares of common stock issued and outstanding)	$10.31

See Notes to Financial Statements.

Prudential Select Real Estate Fund	15

Statement of Operations

Period from August 1, 2014* to October 31, 2014

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $454)	$23,156
Affiliated dividend income	211

Total income	23,367

Expenses
Management fee	12,015
Distribution fee—Class A	11
Distribution fee—Class C	25
Registration fees	62,000
Legal fees and expenses	25,000
Audit fee	25,000
Reports to shareholders	23,000
Custodian’s fees and expenses	21,000
Directors’ fees	4,000
Transfer agent’s fees and expenses (including affiliated expense of $43)	500
Miscellaneous	5,843

Total expenses	178,394
Less: Management fee waiver and/or expense reimbursements	(164,444)
Distribution fee waiver—Class A	(2)

Net expenses	13,948

Net investment income	9,419

Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain on:
Investment transactions	41,979
Foreign currency transactions	19

41,998

Net change in unrealized appreciation (depreciation) on:
Investments	104,349
Foreign currencies	(13)

104,336

Net gain on investments and foreign currencies	146,334

Net Increase In Net Assets Resulting From Operations	$155,753

*	Commencement of Operations.

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

Period from August 1, 2014* to October 31, 2014
Increase in Net Assets
Operations
Net investment income	$9,419
Net realized gain on investment and foreign currency transactions	41,998
Net change in unrealized appreciation on investments and foreign currencies	104,336

Net increase in net assets resulting from operations	155,753

Fund share transactions (Note 6)
Net proceeds from shares sold	5,047,086

Net increase in net assets from Fund share transactions	5,047,086

Total increase	5,202,839

Net Assets:
Beginning of period	—

End of period(a)	$5,202,839

(a) Includes undistributed net investment income of:	$13,975

*	Commencement of operations.

See Notes to Financial Statements.

Prudential Select Real Estate Fund	17

Notes to Financial Statements

Prudential Investment Portfolios 9 (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust currently consists of four portfolios: Prudential Select Real Estate (the “Fund”), Prudential International Real Estate Fund, Prudential Large-Cap Core Equity Fund and Prudential Absolute Return Bond Fund. These financial statements relate only to Prudential Select Real Estate Fund. The financial statements of the other portfolios are not presented herein. The Trust was organized as a Delaware business trust on September 18, 1998. The Fund commenced operations on August 1, 2014. The Fund’s investment objective is to seek capital appreciation and income.

Note 1. Accounting Policies

The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued

18

at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and asked prices, or at the last bid price in the absence of an asked price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable and considered to be significant to the valuation.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation. Securities not valued using such model prices are valued in accordance with exchange-traded common and preferred stocks discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the prices marked at the official settle are not public.

Prudential Select Real Estate Fund	19

Notes to Financial Statements

continued

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that significant unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current daily rates of exchange.

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, forward currency

20

contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Concentration of Risk: Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis.

Expenses are recorded on an accrual basis, which may require the use of certain estimates by management, that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to the respective class and transfer agency fees specific to Class Q shares which are charged to that share class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

The Fund invests in real estate investment trusts (“REITs”), which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the year is estimated to be dividend income, capital gain or return of capital and is recorded accordingly. These estimates are adjusted when the actual source of distributions is disclosed by the REITs.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net

Prudential Select Real Estate Fund	21

Notes to Financial Statements

continued

investment income, accumulated net realized gain or loss and paid-in capital in excess of par as appropriate.

Taxes: For federal income tax purposes, the Fund is treated as a separate taxpaying entity. It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI manages the investment operations of the Fund, administers the Fund’s affairs and supervises the Subadviser’s performance of all investment advisory services. PI has entered into a subadvisory agreement with Prudential Real Estate Investors (“PREI”), which is a business unit of Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PREI will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PREI is obligated to keep certain books and records of the Fund. Pursuant to the advisory agreement, PI pays for the services of PREI, the cost of compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly at an annual rate of 0.95% of the Fund’s average daily net assets.

PI has contractually agreed through February 29, 2016 to limit net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary and certain other expenses, such as taxes, interest and brokerage commissions) of each class of shares to 1.10% of the Fund’s average daily net assets.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, C, Q and Z shares

22

of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and C shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q or Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30% and 1% of the average daily net assets of the Class A and C shares, respectively. PIMS has contractually agreed through February 29, 2016 to limit such fees to .25% of the average daily net assets of the Class A shares.

PIMS has advised the Fund that it has received $414 in front-end sales charges resulting from sales of Class A shares, during the period ended October 31, 2014. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the period ended October 31, 2014, there were no contingent deferred sales charges imposed.

PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the period ended October 31, 2014, were $5,648,491 and $842,680, respectively.

Prudential Select Real Estate Fund	23

Notes to Financial Statements

continued

Note 5. Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized gain on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized gain on investment and foreign currency transactions and paid-in capital in excess of par. For the period ended October 31, 2014, the adjustments were to increase undistributed net investment income by $4,556, decrease accumulated net realized gain on investment and foreign currency transactions by $19 and decrease paid-in capital in excess of par by $4,537 due to differences in the treatment for book and tax purposes of certain transactions involving foreign currencies and other book to tax differences. Net investment income, net realized gain on investment transactions and net assets were not affected by this change.

For the period ended October 31, 2014, there were no dividends paid by the Fund.

As of October 31, 2014, the accumulated undistributed earnings on a tax basis were $55,046 of ordinary income and $3,282 of long-term capital gains. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2014 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$5,095,890	$167,741	$(65,766)	$101,975	$(13)	$101,962

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales and investments in passive foreign investment companies. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currencies and mark-to-market of receivables and payables.

24

Management has analyzed the Fund’s tax positions and has concluded that as of October 31, 2014, no provision for income tax is required in the Fund’s financial statements for the current reporting period.

Note 6. Capital

The Fund offers Class A, Class C, Class Q and Class Z shares. Class A shares are subject to a maximum front-end sales charge of up to 5.50%. Investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are not subject to an initial sales charge, but are subject to a contingent deferred sales charge (“CDSC”) of 1%. The Class A CDSC is waived for purchases by certain retirement or benefit plans. Class C shares are sold with a CDSC of 1% on shares redeemed within the first 12 months after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Q and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

As of October 31, 2014, Prudential owned 1,000 Class A shares, 1,000 Class C shares, 501,000 Class Q shares and 1,000 Class Z shares of the Fund.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Period ended October 31, 2014*:
Shares sold	1,715	$17,086
Shares issued in reinvestment of dividends and distributions	—	—
Shares reacquired	—	—

Net increase (decrease) in shares outstanding	1,715	$17,086

Class C
Period ended October 31, 2014*:
Shares sold	1,000	$10,000
Shares issued in reinvestment of dividends and distributions	—	—
Shares reacquired	—	—

Net increase (decrease) in shares outstanding	1,000	$10,000

Prudential Select Real Estate Fund	25

Notes to Financial Statements

continued

Class Q	Shares	Amount
Period ended October 31, 2014*:
Shares sold	501,000	$5,010,000
Shares issued in reinvestment of dividends and distributions	—	—
Shares reacquired	—	—

Net increase (decrease) in shares outstanding	501,000	$5,010,000

Class Z
Period ended October 31, 2014*:
Shares sold	1,000	$10,000
Shares issued in reinvestment of dividends and distributions	—	—
Shares reacquired	—	—

Net increase (decrease) in shares outstanding	1,000	$10,000

*	Commencement of operations was August 1, 2014.

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 9, 2014 through October 8, 2015. The Funds pay an annualized commitment fee of .075% of the unused portion of the SCA. Prior to October 9, 2014, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .08% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund did not utilize the SCA during the period ended October 31, 2014.

26

Financial Highlights

Class A Shares
	August 1, 2014(b) through October 31, 2014(c)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$10.00
Income (loss) from investment operations:
Net investment income	.01
Net realized and unrealized gain on investments	.29
Total from investment operations	.30
Net asset value, end of period	$10.30
Total Return(a):	3.00%

Ratios/Supplemental Data:
Net assets, end of period (000)	$18
Average net assets (000)	$15
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.35%	(e)
Expenses before waivers and/or expense reimbursement	20.58%	(e)
Net investment income	.46%	(e)
Portfolio turnover rate	18%	(f)

(a) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Commencement of operations.

(c) Calculated based on the average shares outstanding during the period.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

Prudential Select Real Estate Fund	27

Financial Highlights

continued

Class C Shares
	August 1, 2014(b) through October 31, 2014(c)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$10.00
Income (loss) from investment operations:
Net investment loss	(.01)
Net realized and unrealized gain on investments	.29
Total from investment operations	.28
Net asset value, end of period	$10.28
Total Return(a):	2.80%

Ratios/Supplemental Data:
Net assets, end of period (000)	$10
Average net assets (000)	$10
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	2.10%	(e)
Expenses before waivers and/or expense reimbursement	20.42%	(e)
Net investment loss	(.26)%	(e)
Portfolio turnover rate	18%	(f)

(a) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Commencement of operations.

(c) Calculated based on the average shares outstanding during the period.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

28

Class Q Shares
	August 1, 2014(b) through October 31, 2014(c)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$10.00
Income (loss) from investment operations:
Net investment income	.02
Net realized and unrealized gain on investments	.29
Total from investment operations	.31
Net asset value, end of period	$10.31
Total Return(a):	3.10%

Ratios/Supplemental Data:
Net assets, end of period (000)	$5,165
Average net assets (000)	$4,983
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.10%	(e)
Expenses before waivers and/or expense reimbursement	14.06%	(e)
Net investment income	.75%	(e)
Portfolio turnover rate	18%	(f)

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Commencement of operations.

(c) Calculated based on the average shares outstanding during the period.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

Prudential Select Real Estate Fund	29

Financial Highlights

continued

Class Z Shares
	August 1, 2014(b) through October 31, 2014(c)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$10.00
Income (loss) from investment operations:
Net investment income	.02
Net realized and unrealized gain on investments	.29
Total from investment operations	.31
Net asset value, end of period	$10.31
Total Return(a):	3.10%

Ratios/Supplemental Data:
Net assets, end of period (000)	$10
Average net assets (000)	$10
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.10%	(e)
Expenses before waivers and/or expense reimbursement	19.50%	(e)
Net investment income	.77%	(e)
Portfolio turnover rate	18%	(f)

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Commencement of operations.

(c) Calculated based on the average shares outstanding during the period.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

30

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 9:

We have audited the accompanying statement of assets and liabilities of Prudential Select Real Estate Fund, a series of Prudential Investment Portfolios 9, (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2014, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period August 1, 2014 (commencement of operations) to October 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for the period August 1, 2014 (commencement of operations) to October 31, 2014, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 16, 2014

Prudential Select Real Estate Fund	31

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Ellen S. Alberding (56) Board Member Portfolios Overseen: 69	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (62) Board Member Portfolios Overseen: 70	Managing Director (since April 2008) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (62) Board Member Portfolios Overseen: 70	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Select Real Estate Fund

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Keith F. Hartstein (58) Board Member Portfolios Overseen: 70	Retired; Formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (69) Board Member Portfolios Overseen: 69	Retired (since February 2005); Formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Douglas H. McCorkindale (75) Board Member Portfolios Overseen: 69	Retired; Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (72) Board Member Portfolios Overseen: 70	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
James E. Quinn (62) Board Member Portfolios Overseen: 69	Retired; Formerly President (2003-2012) and Director (2003-2008), and Vice Chairman and Director (1998-2003), Tiffany & Company (jewelry retailing); Director, Mutual of America Capital Management Corporation (asset management) (since 1996); Director, Hofstra University (since 2008); Vice Chairman, Museum of the City of New York (since 1994).	Director of Deckers Outdoor Corporation (footwear manufacturer) (since 2011).
Richard A. Redeker (71) Board Member & Independent Chair Portfolios Overseen: 70	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.

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Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Robin B. Smith (75) Board Member Portfolios Overseen:70	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (71) Board Member Portfolios Overseen: 70	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (52) Board Member & President Portfolios Overseen: 64	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (41) Board Member & Vice President Portfolios Overseen: 70	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

Prudential Select Real Estate Fund

Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Grace C. Torres* (55) Board Member Portfolios Overseen: 65	Retired; Formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	None.

* Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a non-management Interested Board Member.

(1) The year that each individual joined the Fund’s Board is as follows:

Ellen S. Alberding, 2013; Linda W. Bynoe, 2005; Douglas H. McCorkindale, 1998; Richard A. Redeker, 1998; Robin B. Smith, 1998; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Stephen P. Munn, 2008; James E. Quinn, 2013; Stuart S. Parker, Board Member since 2012 and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (59) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012

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Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Chad A. Earnst (39) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (56) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (56) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005
Claudia DiGiacomo (40) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (52) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Amanda S. Ryan (36) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Theresa C. Thompson (52) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008

Prudential Select Real Estate Fund

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Richard W. Kinville (46) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (50) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014); Vice President (since 2005) of Prudential Investments LLC.	Since 2006
Peter Parrella (56) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (47) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (53) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

■	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

■	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

■

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

■

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

■

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

Initial Approval of the Fund’s Advisory Agreements

As required by the Investment Company Act of 1940 (the 1940 Act), the Board of Trustees (the Board) of Prudential Investment Portfolios 9 considered the proposed management agreement with Prudential Investments LLC (the Manager) and the proposed subadvisory agreement with Prudential Real Estate Investors (PREI or the Subadviser), a business unit of Prudential Investment Management, Inc., with respect to the Prudential Select Real Estate Fund (the Fund) prior to the Fund’s commencement of operations. The Board, including a majority of the Independent Trustees, met on June 9-11, 2014 and approved the agreements for an initial two year period, after concluding that approval of the agreements was in the best interests of the Fund.1

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Fund by the Manager and the Subadviser; any relevant comparable performance and the Subadviser’s qualifications and track record in serving other affiliated mutual funds; the fees proposed to be paid by the Fund to the Manager and by the Manager to the Subadviser under the agreements; and the potential for economies of scale that may be shared with the Fund and its shareholders. In connection with its deliberations, the Board considered information provided by the Manager and the Subadviser at or in advance of the meetings on April 30, 2014 and June 9-11, 2014. The Board also considered information provided by the Manager with respect to other funds managed by the Manager and the Subadviser, which information had been provided throughout the year at regular Board meetings. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund.

The Trustees determined that the overall arrangements between the Fund and the Manager, which will serve as the Fund’s investment manager pursuant to a management agreement, and between the Manager and the Subadviser, which will serve as the Fund’s subadviser pursuant to the terms of a subadvisory agreement, were in the best interests of the Fund in light of the services to be performed and the fees to be charged under the agreements and such other matters as the Trustees considered relevant in the exercise of their business judgment.

[1]	Grace C. Torres was elected to the Board as of December 2014, and therefore did not participate in the consideration of these approvals.

Prudential Select Real Estate Fund

Approval of Advisory Agreements (continued)

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the agreements are separately discussed below.

Nature, Quality and Extent of Services

With respect to the Manager, the Board noted that it had received and considered information about the Manager at the June 9-11, 2014 meetings in connection with the renewal of the management agreements between the Manager and the other Prudential Retail Funds. The Board also noted that it received and considered information at other regular meetings throughout the year, regarding the nature, quality and extent of services provided by the Manager. The Board considered the services to be provided by the Manager, including but not limited to the oversight of the Subadviser, as well as the provision of fund recordkeeping, compliance and other services to the Fund. With respect to the Manager’s oversight of the Subadviser, the Board noted that the Manager’s Strategic Investment Research Group, which is a business unit of the Manager, is responsible for monitoring and reporting to the Manager’s senior management on the performance and operations of the Subadviser. The Board also noted that the Manager pays the salaries of all the officers and non-independent Trustees of the Fund. The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s senior management responsible for the oversight of the Fund and the Subadviser, and was also provided with information pertaining to the Manager’s organizational structure, senior management, investment operations and other relevant information. The Board further noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer as to the Manager. The Board noted that it had concluded that it was satisfied with the nature, quality and extent of the services provided by the Manager to the other Prudential Retail Funds and determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by the Manager under the management agreement for the Fund would be similar in nature to those provided under the other management agreements.

With respect to the Subadviser, the Board noted that it had received and considered information about the Subadviser at the June 9-11, 2014 meetings in connection with the renewal of the subadvisory agreements between the Manager and the Subadviser with respect to other Prudential Retail Funds. The Board also noted that it received and considered information at other regular meetings throughout the year, regarding the nature, quality and extent of services provided by the Subadviser. The Board considered, among other things, the qualifications, background and experience of the Subadviser’s portfolio managers who will be responsible for the day-to-day management of the Fund’s portfolio, as well as information on the Subadviser’s organizational structure, senior management, investment operations and other

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relevant information. The Board further noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer as to the Subadviser. The Board noted that it was satisfied with the nature, quality and extent of services provided by the Subadviser with respect to the other Prudential Retail Funds served by the Subadviser and determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by the Subadviser under the subadvisory agreement for the Fund would be similar in nature to those provided under the other subadvisory agreements. The Board noted that the Subadviser is affiliated with the Manager.

Performance

Because the Fund had not yet commenced operations and the actual asset base of the Fund has not yet been determined, no investment performance for the Fund existed for Board review. Nevertheless, as noted above, the Board did consider the background and professional experience of the proposed portfolio management team for the Fund. The Manager will provide information relating to performance to the Board in connection with future annual reviews of the management agreement and subadvisory agreement.

Fee Rates

The Board considered the proposed management fees of 0.95% of the Fund’s average daily net assets to be paid by the Fund to the Manager and the proposed subadvisory fees at the annual rate of 0.475% of the Fund’s average daily net assets to be paid by the Manager to the Subadviser.

The Board considered information provided by the Manager comparing the Fund’s proposed management fee rate and total expenses for Class A shares to the Lipper 15(c) Peer Group. The Board noted that the Fund’s contractual management fee was in the third quartile of the Lipper Peer Group (first quartile being the lowest fee). The Board further noted that the anticipated net total expenses for Class A shares were in the second quartile of the Lipper Peer Group (first quartile being the lowest expenses).

The Board noted that the Fund’s other expenses were expected to be higher than those of other Prudential Retail Funds (although they were expected to be in line with the other expenses of Prudential International Real Estate Fund, another fund subadvised by the Subadviser) due to the type of investments required by the Fund’s investment strategy and the Fund’s initial asset size. The Board further noted that the Manager had contractually agreed through February 29, 2016 to limit net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, interest, taxes, acquired fund fees and expenses, brokerage, extraordinary and certain other expenses) of each class of shares to 1.10% of the Fund’s average daily net assets.

Prudential Select Real Estate Fund

Approval of Advisory Agreements (continued)

The Board noted that the Fund’s contractual management fee of 0.95% was higher than the median fee of the Peer Group but that the Fund’s actual management fee is expected to be 0.09%, which is below the median actual management fee, due to waivers and reimbursements required to support the net total expense limitation, given that the Fund’s initial assets will be low. The Board concluded that the proposed management fee and total expenses were reasonable in light of the services to be provided.

Profitability

Because the Fund had not yet commenced operations and the actual asset base of the Fund has not yet been determined, the Board noted that there was no historical profitability information with respect to the Fund to be reviewed. The Board noted that it would review profitability information in connection with the annual renewal of the advisory and subadvisory agreements.

Economies of Scale

Because the Fund had not yet commenced operations and the actual asset base of the Fund has not yet been determined, the Board noted that there was no historical information regarding economies of scale with respect to the Fund to be reviewed. The Board noted that it would review such information in connection with the annual renewal of the advisory and subadvisory agreements.

Other Benefits to the Manager and the Subadviser

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the Manager and the Subadviser. The Board concluded that any potential benefits to be derived by the Manager were similar to benefits derived by the Manager in connection with its management of the other Prudential Retail Funds, which are reviewed on an annual basis. The Board also concluded that any potential benefits to be derived by the Subadviser were consistent with those generally derived by subadvisers to the Prudential Retail Funds, and that those benefits are reviewed on an annual basis. The Board concluded that any potential benefits derived by the Manager and the Subadviser were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the interests of the Fund.

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■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • James E. Quinn • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Chad A. Earnst, Chief Compliance Officer • Deborah A. Docs, Secretary • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Real Estate Investors	7 Giralda Farms Madison, NJ 07940

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Select Real Estate Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL SELECT REAL ESTATE FUND

SHARE CLASS	A	C	Q	Z
NASDAQ	SREAX	SRECX	SREQX	SREZX
CUSIP	74441J811	74441J795	74441J787	74441J779

MF223E    0270925-00003-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended October 31, 2014 and October 31, 2013, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $131,630 and $112,000, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits

➢	Seed audits (related to new product filings, as required)
➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:
¡	Federal, state and local income tax compliance; and,
¡	Sales and use tax compliance
➢	Timely RIC qualification reviews
➢	Tax distribution analysis and planning
➢	Tax authority examination services
➢	Tax appeals support services
➢	Accounting methods studies
➢	Fund merger support services
➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation
➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit
➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2014 and 2013. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2014 and 2013 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5	–	Audit Committee of Listed Registrants – Not applicable.

Item 6	–	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10	–	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11	–	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Exhibits

	(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

	(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 9

By:	/s/Deborah A. Docs
Deborah A. Docs
Secretary

Date:	December 18, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	December 18, 2014

By:	/s/M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	December 18, 2014